SEMI-ANNUAL REPORT
================================================================================

                               [GRAPHIC OMITTED]

                               Smith Barney
                               Muni Funds
                               Florida Portfolio
                               -----------------
                               September 30, 1997

                       [LOGO]  Smith Barney Mutual Funds
                               Investing for your future.
                               Every day.

-----------------
Florida Portfolio
-----------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- Florida Portfolio ("Portfolio") for the six months ended September 30, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by the Portfolio during this time. A detailed summary of performance and current holdings for the Portfolio can be found in the appropriate sections that follow.

Portfolio's Performance and
Investment Strategy

For the six-months ended September 30, 1997, the Florida Portfolio generated a total return of 6.93% for Class A shares which compares favorably with its Lipper Analytical Services, Inc. ("Lipper") peer group average of 6.18%. (Lipper is a major fund-tracking organization.) Based on its net asset value (NAV) of $13.69 as of September 30, 1997 and the current income distribution of $0.062 per Class A share, the Portfolio's annualized distribution rate is 5.43%. For an individual in the federal income tax bracket of 36%, the Portfolio's tax-free yield of 5.43% is equivalent to a taxable yield of 8.49%. (According to the Internal Revenue Service, the 36% tax bracket constitutes nearly 10% of all U.S. taxpayers.)

Your Portfolio continues to be a consistent performer among its Lipper peers. The Portfolio ranked in the first quartile of Florida municipal bond funds in the Lipper Survey for 1, 3 and 5-year periods ended September 30, 1997.* (The inception date for the Portfolio is April 2, 1991.) In addition, your Fund was ranked as the number 2 fund among 19 Florida municipal bond funds by Lipper for the five-year period ended September 30, 1997.

During the reporting period, we maintained the Portfolio's high credit-quality, good call protection and broad sector diversification. In our view, this investment strategy should provide investors with a competitive stream of income over the long term.

As of September 30, 1997, the Portfolio's average weighted maturity was just over 22.67 years, and approximately 91.4% of the Portfolio's holdings were rated investment grade. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard &

----------
* Lipper rankings show a fund's one, five and ten year annualized returns (at
NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1, 3, and 5-year period ended September 30, 1997, there were 63, 45 and 19 Florida municipal bond funds, respectively, in the Lipper peer group category.

Poor's Ratings Services, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be equivalent.) In addition, approximately 58% of the Portfolio had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in hospital bonds (13.5%), transportation bonds (11.9%) and multi-family housing bonds (10.5%).

Market and Economic Overview

In recent weeks, the municipal bond market has rebounded from the downturn it experienced in August 1997. In our opinion, this market downturn was caused in large part by investor concerns that strength in the U.S. economy would ultimately lead to higher interest rates and greater inflationary pressures. Despite these concerns, the U.S. economy has continued to grow strongly with low unemployment and an absence of higher inflationary pressures.

In our view, global competition and improved productivity has enabled the economy to expand without the upward price pressures traditionally associated with extended periods of economic growth. Many U.S. corporations continue to face fierce competition from foreign companies. As a result, many U.S. corporations have been unable to raise prices significantly. Moreover, the widespread use of technology has enabled many companies to operate more efficiently while using fewer workers. This in turn has enabled many companies to continue operating profitably even though increasingly tight labor markets have begun to exert upward pressure on wages.

In light of these developments, the Federal Reserve Board ("Fed") has refrained from further tightening monetary policy after raising the federal-funds rate slightly to 5.5% in March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Since that time, interest rates have generally declined. For example, yields on the bellwether 30-year U.S. Treasury bond have fallen from a high of approximately 7.2% in April to roughly 6.4% as of September 30, 1997. Many economists, including some Fed officials, have begun to acknowledge that the U.S. economy may be able to support both strong growth and low unemployment without a substantial increase in inflation. However, this does not mean that the Fed has become complacent on the inflation front. In testimony delivered to the House Budget Committee on October 8, 1997, Fed Chairman Alan Greenspan again warned that strong economic growth and the extremely tight labor market could lead to a resurgence in inflation. Greenspan's warning roiled the financial markets with a sharp but relatively modest increase in yields on bonds. However, in our view, the Fed's determination to contain inflation should be beneficial for bond investors as it will help ensure that the buying power of coupon income will be preserved.

In addition, although nominal interest rates have declined, real inflation-adjusted interest rates are quite high on an historical basis and current real yields on municipal bonds (after subtracting the effects of inflation) are very high by historical standards. In view of the current favorable economic conditions and our expectations that inflation should remain subdued, we believe that municipal bonds should continue to provide investors with attractive real, after-tax rates of return in the months ahead.

Florida Economic Highlights

While we expect Florida's economy to grow moderately for the remainder of 1997, we think the Sunshine State should continue to outperform the U.S. economy primarily due to strong population growth. (During the next ten years, Florida's total population is predicted to increase by roughly 2.5 million.) Florida remains one of the fastest-growing states as its economy has broadened away from its traditional narrow base of agriculture and seasonal tourism into a solid service and trade economy, led by fast-growing businesses in insurance, banking and export-related industries. And while Florida's successful and more diversified economy has added pressure to build more infrastructure and educational facilities, the State's debt and financial operations have remained for the most part balanced.

Recently, Florida's general obligation debt was rated double-A by all three major credit report and bond rating agencies. In our opinion, Florida should be able to maintain its double-A credit rating over the near term because of its favorable debt structure and solid fiscal management practices.

Municipal Bond Outlook

Some investors have expressed concerns that certain provisions of the recently enacted Federal Taxpayer Relief Act of 1997 (which was passed as part of the Balanced Budget Agreement) could erode many of the tax advantages that municipal bonds now offer. However, we believe that the impact of this legislation will be largely positive for the municipal bond market. The reduction of the long-term capital gains tax rate and the introduction of the Roth IRA ostensibly make the attractiveness of stocks and other investments more competitive than municipals. Nevertheless, there are new elements in the tax code that may strengthen the focus on after-tax returns -- an area where municipals, which provide a steady source of tax-exempt income, continue to enjoy a distinct advantage. In addition, the repeal of the alternative minimum tax for small business corporations provides favorable tax treatment for many corporate municipal bond investors. Lastly, the new tax act expands the issuance of education and housing bonds, two key segments of the municipal bond market.

We remain optimistic on the prospects for municipal bonds. The shrinking federal budget deficit, resulting from strong economic growth and spending controls enacted in 1990 and 1993, coupled with a relatively low annual rate inflation, should help to keep interest rates from rising. We also expect continued Fed vigilance against any signs of higher inflationary pressures, which is a long-term positive for bonds.

On a more somber note, we were saddened by the loss of an outstanding physician and Trustee of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

Thank you for investing in the Smith Barney Muni Funds -- Florida Portfolio. We look forward to helping you pursue your goals.

Sincerely,


/s/ Heath B. McLendon                     /s/ Peter M. Coffey

Heath B. McLendon                         Peter M. Coffey
Chairman                                  Vice President

October 16, 1997

================================================================================
Historical Performance -- Class A Shares
================================================================================

                       Net Asset Value
                     ------------------
                     Beginning   End of     Income     Capital Gain    Total
Period Ended         of Period   Period    Dividends   Distributions  Returns(1)
================================================================================
9/30/97                $13.16    $13.69     $0.37        $0.00         6.93%+
--------------------------------------------------------------------------------
3/31/97                 13.24     13.16      0.73         0.05         5.44
--------------------------------------------------------------------------------
3/31/96                 12.89     13.24      0.74         0.00         8.65
--------------------------------------------------------------------------------
3/31/95                 12.82     12.89      0.76         0.00         6.77
--------------------------------------------------------------------------------
3/31/94                 13.21     12.82      0.77         0.00         2.75
--------------------------------------------------------------------------------
3/31/93                 12.32     13.21      0.80         0.01        14.21
--------------------------------------------------------------------------------
Inception* - 3/31/92    12.00     12.32      0.70         0.00         8.70+
================================================================================
Total                                       $4.87        $0.06
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                       Net Asset Value
                     ------------------
                      Beginning    End of    Income    Capital Gain    Total
Period Ended          of Period    Period   Dividends  Distributions  Returns(1)
================================================================================
9/30/97                 $13.14     $13.67     $0.33       $0.00        6.62%+
--------------------------------------------------------------------------------
3/31/97                  13.23      13.14      0.68        0.05        4.91
--------------------------------------------------------------------------------
3/31/96                  12.89      13.23      0.69        0.00        8.09
--------------------------------------------------------------------------------
Inception* - 3/31/95     11.91      12.89      0.29        0.00       10.77+
================================================================================
Total                                         $1.99       $0.05
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                       Net Asset Value
                     ------------------
                      Beginning    End of    Income    Capital Gain    Total
Period Ended          of Period    Period   Dividends  Distributions  Returns(1)
================================================================================
9/30/97                 $13.14     $13.67    $0.32        $0.00         6.52%+
--------------------------------------------------------------------------------
3/31/97                  13.22      13.14     0.67         0.05         4.94
--------------------------------------------------------------------------------
3/31/96                  12.89      13.22     0.68         0.00         7.96
--------------------------------------------------------------------------------
3/31/95                  12.81      12.89     0.67         0.00         6.12
--------------------------------------------------------------------------------
3/31/94                  13.20      12.81     0.68         0.00         2.05
--------------------------------------------------------------------------------
Inception* - 3/31/93     12.86      13.20     0.18         0.00         4.05+
================================================================================
Total                                        $3.20        $0.05
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                          Without Sales Charge(1)
                                     ----------------------------------
                                     Class A       Class B      Class C
================================================================================
Six Months Ended 9/30/97+              6.93%        6.62%         6.52%
--------------------------------------------------------------------------------
Year Ended 9/30/97                     9.21         8.57          8.54
--------------------------------------------------------------------------------
Five Years Ended 9/30/97               7.49         N/A           N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97             8.19         7.78          5.70
================================================================================

                                          With Sales Charge(2)
                                     ----------------------------------
                                     Class A       Class B      Class C
================================================================================
Six Months Ended 9/30/97+              2.64%        2.12%         5.52%
--------------------------------------------------------------------------------
Year Ended 9/30/97                     4.87         4.07          7.54
--------------------------------------------------------------------------------
Five Years Ended 9/30/97               6.62         N/A           N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97             7.51         6.87          5.70
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                          Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/97)                                  66.82%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/97)                                  24.03
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/97)                                  30.03
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                            the Florida Portfolio vs.
                   Lehman Brothers Municipal Long Bond Index+
--------------------------------------------------------------------------------

                          April 1991 -- September 1997

                                 [CHART OMITTED]

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1997. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January, 1991. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

==========================================================================================================
Schedule of Investments (unaudited)                                                     September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
Education -- 3.1%
    $2,500,000    AAA        Orange County School Board, COP, Series A,
                               MBIA-Insured, 5.375% due 8/1/22                                $  2,490,625
                             Volusia County Educational Facilities Authority Revenue,
                               Embry Riddle Aeronautical University:
       500,000    AAA            CONNIE LEE-Insured, 6.500% due 10/15/15                           541,250
     2,875,000    Baa2*          Series A, 6.125% due 10/15/16                                   3,007,969
----------------------------------------------------------------------------------------------------------
                                                                                                 6,039,844
----------------------------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 6.4%
       445,000    AAA        Altamonte Springs Health Facilities Authority Hospital
                               Revenue, Adventist Health System, 13.000% due 10/1/01               528,437
       860,000    AAA        Bradford County Health Facilities Authority Revenue, (Santa
                               Fe Healthcare Facilities Project), 6.000% due 11/15/09              932,025
       285,000    AAA        Cape Coral Health Facilities Authority Hospital Revenue,
                               (Cape Coral Medical Center Project), 8.125% due 11/1/08             328,462
     3,000,000    AAA        Escambia County HFA,  Multi-Family Housing Revenue,
                               Gensis Healthcare, FGIC-Insured, Principal Custodial
                               Receipts, zero coupon due 10/15/18                                  937,500
     1,500,000    AAA        Escambia County Water and Sewer District IV Revenue,
                               7.300% due 1/1/08                                                 1,702,500
     1,500,000    AAA        Gainesville Utility System Revenue, 8.125% due 10/1/14(b)           1,935,000
       355,000    AAA        Jacksonville Health Facilities Authority Hospital Revenue,
                               (St. Vincents Medical Center Inc. Project),
                               9.125% due 1/1/03                                                   402,925
       200,000    AAA        Lee County Justice Center Complex Inc., Improvement
                               Revenue, Series A, MBIA-Insured, 11.125% due 1/1/11                 289,500
       550,000    AAA        Orange County Health Facility Authority Revenue,
                               Southern Adventist Hospital, 8.750% due 10/1/09                     677,875
     1,015,000    AAA        Palm Beach County Health Facilities Authority Revenue
                               (John F. Kennedy Memorial Hospital Inc. Project),
                               Series C, 9.500% due 8/1/13                                       1,341,069
       685,000    AAA        Palm Beach County Solid Waste Authority Revenue,
                               MBIA-Insured, 10.000% due 12/1/04                                   836,556
     2,000,000    AAA        Port Everglades Authority Port Improvement,
                               7.125% due 11/1/16(b)                                             2,412,500
----------------------------------------------------------------------------------------------------------
                                                                                                12,324,349
----------------------------------------------------------------------------------------------------------
Finance -- 1.1%
       485,000    AA+        Florida State Board of Education Capital Outlay,
                               Unrefunded Balance, Series A, 7.250% due 6/1/23(b)                  527,438
       500,000    AAA        Gulf Breeze Local Government Revenue,  FGIC-Insured,
                               7.750% due 12/1/15                                                  548,750
     1,000,000    AA         St. Lucie County Special Assessment, South Hutchinson
                               Island, Asset Guaranteed, 6.200% due 11/1/25                      1,050,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,126,188
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

==========================================================================================================
Schedule of Investments (unaudited)(continued)                                          September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
General Obligation  -- 1.1%
    $  500,000    NR         Brevard County Tourist Development Tax Revenue,
                               4th Century Marlins Spring, 6.875% due 3/1/13                  $    533,125
     1,000,000    AA+        Florida State Broward County, 10.000% due 7/1/14(b)                 1,547,500
----------------------------------------------------------------------------------------------------------
                                                                                                 2,080,625
----------------------------------------------------------------------------------------------------------

Government Facilities -- 0.4%
       750,000    AAA        Florida State Department of Corrections, COP, Okeechobee
                               Correctional, AMBAC-Insured, 6.250% due 3/1/15                      822,188
----------------------------------------------------------------------------------------------------------
Hospital -- 13.5%
                             Escambia County Health Facilities Authority Revenue:
     2,500,000    NR           Azalea Trace Inc. Project, 6.100% due 1/1/19                      2,540,625
     1,750,000    BBB+         Baptist Hospital & Manor Project, 6.750% due 10/1/14              1,894,375
                             Jacksonville Health Facilities Authority, Hospital Revenue:
                               National Benevolent Association, IDR, Cypress Hill
                                 Village Program:
       750,000    Baa1*            6.400% due 12/1/16                                              793,125
     1,000,000    Baa1*            Series A, 6.250% due 12/1/26                                  1,032,500
     2,000,000    AA+          Series B, 5.250% due 8/15/27                                      1,930,000
     2,000,000    AA+          St. Lukes Hospital Association Project
                                 7.125%  due 11/15/20                                            2,222,500
       310,000    AAA          University Medical Center Inc. Project, Connie-Lee Insured,
                                 6.600% due 2/1/21                                                 332,088
                             Lee County Hospital Board of Directors, Hospital Revenue,
                               MBIA-Insured:
     1,000,000    AAA            9.326% due 4/1/20(c)                                            1,166,250
     4,250,000    AAA            Lee Memorial Health Systems, 5.000% due 4/1/20                  4,042,812
     2,000,000    AAA            Regular Linked SAVRS & RIBS, 6.350% due 3/26/20(c)              2,135,000
                             Orange County Health Facilities Authority, Hospital Revenue
                               Bonds:
                                 Adventist Health Systems, FSA-Insured:
     1,500,000    AAA              6.740% due 11/15/07(c)                                        1,603,125
     1,000,000    AAA              Sunbelt Inc. Project, Series B, 6.750% due 11/15/21           1,096,250
     2,000,000    AAA            Regular Linked SAVRS & RIBS, MBIA-Insured,
                                   6.416% due 10/29/21(c)                                        2,122,500
       815,000    BB+        Pinellas County Health Facilities Authority, Sun Coast
                               Health System Revenue, Sun Coast Hospital Guaranteed,
                               Series A, 8.500% due 3/1/20                                         874,088
     1,000,000    AAA        South Broward Hospital District Revenue Bonds, Series
                               1991C, RIBS, AMBAC-Insured, 9.186% due 5/13/21(c)                 1,192,500
     1,000,000    AAA        Tampa Revenue, Allegany Health Systems, St. Joseph's
                               Health, MBIA-Insured, 6.700% due 12/1/18                          1,128,750
----------------------------------------------------------------------------------------------------------
                                                                                                26,106,488
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

==========================================================================================================
Schedule of Investments (unaudited)(continued)                                          September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
Housing: Multi-Family -- 10.5%
    $1,000,000    A+         Broward County HFA, Multi-Family Housing Revenue,
                               (Waterford Park Project), 7.200% mandatory
                               tender 5/1/02                                                  $  1,031,010
       385,000    AAA        Clearwater Multi-Family Housing Revenue, (Drew Gardens
                               Project), Series A, FHA-Insured, 6.500% due 10/1/25                 403,769
     2,355,000    AAA        Dade County IDR, Susanna Wesley Health Center, Series A,
                               FHA-Insured, 6.625% due 7/1/30                                    2,552,231
                             Dade County HFA:
     1,000,000    NR           Golden Lakes Apartments,  6.050% due 11/1/29(d)                   1,000,000
     1,000,000    AAA          Siesta Pointe Apartments, FSA-Insured,
                                 5.750% due 9/1/29                                               1,001,250
                             Florida Housing Finance Agency, Multi-Family
                               Revenue Bonds:
     1,085,000    AAA            Antigue Club Apartments, Series A-1, AMBAC-Insured,
                                   6.750% due 8/1/14(d)                                          1,167,731
     1,000,000    AAA            Indian Run Apartments, Series V, AMBAC-Insured,
                                   6.200% due 12/1/36                                            1,040,000
     1,500,000    AAA            Mariner Club Apartments, Series K1,
                                   6.375% due 9/1/36(d)                                          1,593,750
     3,000,000    A              Senior Lien, Series I-1, 6.625% due 7/1/28(d)                   3,198,750
     3,000,000    AAA            Stoddert Arms Apartments, Series O, AMBAC-Insured,
                                   6.300% due 9/1/36(d)                                          3,142,500
     1,000,000    BBB+           The Vinyards Project, Series H, 6.500% due 11/1/25              1,036,250
     1,000,000    AAA            Turtle Creek Apartments, Series C-1, AMBAC-Insured,
                                   6.200% due 5/1/36(d)                                          1,046,250
     1,000,000    AAA        Oceanside Housing Development Corp., Multi-Family
                               Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20                  1,057,500
     1,095,000    AAA        Southwest Housing Development Corp., Multi-Family
                               Housing Mortgage Revenue Refunding, FHA-Insured,
                                 6.875% due 2/1/20                                               1,151,119
----------------------------------------------------------------------------------------------------------
                                                                                                20,422,110
----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 9.1%
                             Brevard County HFA, Single-Family Mortgage Revenue:
       620,000    Aaa*         GNMA-Collateralized, 6.600% due 9/1/16(d)                           656,425
       900,000    Aaa*         GNMA/FNMA-Collateralized, 6.400% due 9/1/23(d)                      951,750
                             Broward County HFA, Single-Family Mortgage Revenue:
       800,000    Aa*          Capital Appreciation, zero coupon due 4/1/14                        148,000
                               GNMA/FNMA-Collateralized:
       610,000    Aaa*           6.650% due 8/1/21(d)                                              653,462
     1,000,000    Aaa*           Series A, 6.200%  due 4/1/3                                     1,045,000
                             Dade County HFA, Single-Family Mortgage Revenue,
                               GNMA/FNMA-Collateralized:
     1,500,000    AAA            6.700% due 4/1/28(d)                                            1,605,000
       355,000    Aaa*           Series B, 7.250% due 9/1/23(d)                                    376,300
        35,000    Aaa*           Series E, 7.000% due 3/1/24                                        37,100

                       See Notes to Financial Statements.

==========================================================================================================
Schedule of Investments (unaudited)(continued)                                          September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
Housing: Single-Family -- 9.1% (continued)
                             Duval County HFA, Single-Family Mortgage Revenue,
                               GNMA-Collateralized:
    $  105,000    AAA            8.000% due 6/1/00(d)                                         $    108,413
       730,000    Aaa*           6.700% due 10/1/26(d)                                             784,750
       350,000    AAA            Series A, 8.500% due 9/1/19(d)                                    364,791
                             Escambia County HFA, Single-Family Mortgage Revenue:
       215,000    Aaa*         GNMA-Collateralized, Series A, 7.800% due 4/1/22(d)                 228,438
     2,000,000    Aaa*         Multi-County Program, Series A,
                                 GNMA/FNMA-Collateralized, 6.100% due 4/1/30                     2,085,000
                             Florida Housing Finance Agency:
       500,000    AA           Homeowner Mortgage, Series 2, 6.350% due 7/1/28(d)                  529,375
       135,000    Aaa*         Home Ownership Revenue, Series G1,
                                 GNMA-Collateralized, 7.800% due 9/1/10(d)                         143,438
       210,000    A+           Residential Mortgage, Series 1, Capital Appreciation,
                                 zero coupon due 11/1/12                                            45,938
     1,265,000    AAA          Single-Family Mortgage, Series B, GNMA/FNMA
                                 Collateralized, 6.650% due 7/1/26(d)                            1,320,344
       440,000    Aaa*       Hillsborough County HFA, Single-Family Mortgage Revenue,
                               Series A, GNMA-Collateralized, 7.700% due 4/1/23(d)                 467,500
       750,000    AAA        Leon County HFA, Single-Family Mortgage Revenue, Multi-
                               County Program, Series B, GNMA/FHLMC-Collateralized,
                               7.300% due 1/1/28(d)                                                858,750
                             Orange County HFA, Single-Family Mortgage Revenue,
                               GNMA/FNMA Mortgage Backed Securities Program:
       760,000    AAA            6.750% due 10/1/18(d)                                             817,000
     1,500,000    AAA            Series A, 6.300% due 4/1/28(d)                                  1,584,375
       435,000    Aaa*       Palm Beach HFA, Single-Family Mortgage Power Revenue
                               Bonds, Series A, GNMA-Collateralized,
                               7.875% due 4/1/23(d)                                                442,069
     1,310,000    Aaa*       Pinnellas County HFA, Single-Family Mortgage Revenue,
                               GNMA/FNMA Collateralized, 6.550% due 8/1/27(d)                    1,390,238
     1,000,000    Aaa*       Virgin Islands HFA, Single-Family Mortgage Revenue,
                               Series A, GNMA-Collateralized, 6.500% due 3/1/25(d)               1,055,000
----------------------------------------------------------------------------------------------------------
                                                                                                17,698,456
----------------------------------------------------------------------------------------------------------
Industrial Development -- 6.3%
     2,105,000    NR         Homestead IDR, Community Rehabilitation Providers
                               Program, Series A, 7.950% due 11/1/18                             2,189,200
     1,500,000    BBB-       Martin County IDA, Indiantown, (Cogeneration Project),
                               7.875% due 12/15/25(d)                                            1,728,750
       500,000    NR         Northern Palm Beach County Water Control District, Unit
                               Development No.31, Program 1, 6.750% due 11/1/07                    530,625
                             Osceola County IDA Revenue, (Community Provider
                               Pooled Loan Program), Series A, FSA-Insured:
       400,000    AAA            7.500% due 7/1/02                                                 432,500
       799,000    AAA            7.750% due 7/1/10                                                 867,912

                       See Notes to Financial Statements.

==========================================================================================================
Schedule of Investments (unaudited)(continued)                                          September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
Industrial Development -- 6.3% (continued)
                             Tampa Sports Authority Revenue, MBIA-Insured:
    $5,000,000    AAA          Sales Tax Revenue, (Stadium Project),
                                 5.250% due 1/1/27                                            $  4,875,000
                               Tampa Bay Arena Project:
       500,000    AAA            6.050% due 10/1/20                                                554,375
     1,000,000    AAA            6.100% due 10/1/26                                              1,121,250
----------------------------------------------------------------------------------------------------------
                                                                                                12,299,612
----------------------------------------------------------------------------------------------------------
Miscellaneous -- 8.4%
     1,000,000    AAA        Dade County Aviation Facilities Revenue, Series B,
                               MBIA-Insured, 6.600% due 10/1/22(d)                               1,086,250
     3,900,000    NR         Dade County IDR, (Miami Cerebral Palsy Services Project),
                               8.000% due 6/1/22                                                 4,124,250
     5,000,000    AAA        Dade County Special Obligation, Series B, AMBAC-Insured,
                               Capital Appreciation, zero coupon due 10/1/16                     1,706,250
     2,500,000    AAA        Fort Meyers Improvement Revenue Refunding, Series A,
                               AMBAC-Insured, 5.000% due 12/1/22                                 2,393,750
       500,000    BB+        Hillsborough County Aviation Authority, Special Purpose,
                               (Delta Airlines Project), 6.800% due 1/1/24                         536,250
       500,000    AAA        Lakeland Capital Improvement Revenue Refunding,
                               MBIA-Insured, 5.000% due 10/1/17                                    482,500
     1,200,000    AAA        North Springs Improvement District, MBIA-Insured,
                               7.000% due 10/1/09                                                1,447,500
     2,500,000    AAA        Port Palm Beach District Revenue, Series A, MBIA-Insured,
                               Capital Appreciation, zero coupon due 9/1/21                        637,500
     1,200,000    Baa*       Puerto Rico Housing Bank & Finance Agency,
                               7.500% due 12/1/06                                                1,404,000
     1,745,000    BBB        Tampa Capital Improvement Program, Series B,
                               8.375% due 10/1/18                                                1,809,512
       500,000    NR         Tampa Revenue (Florida Aquarium Inc. Project),
                               7.750% due 5/1/27                                                   577,500
----------------------------------------------------------------------------------------------------------
                                                                                                16,205,262
----------------------------------------------------------------------------------------------------------
Nursing Home -- 2.9%
     1,000,000    Aa3*       Broward County Health Facilities Authority Revenue
                               Refunding, Broward County Nursing Home, LOC 91
                               Allied Irish Banks Ltd., 7.500% due 8/15/20                       1,101,250
     3,500,000    A-         Palm Beach County Health Facilities Authority Revenue,
                               Retirement Community, 5.625% due 11/15/20                         3,543,750
     1,000,000    AA         Volusia County Health Facilities Authority Revenue,
                               (John Knox Projects), Series A, Asset Guaranty,
                               6.000% due 6/1/17                                                 1,050,000
----------------------------------------------------------------------------------------------------------
                                                                                                 5,695,000
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

==========================================================================================================
Schedule of Investments (unaudited)(continued)                                          September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
Pollution Control -- 8.7%
    $2,400,000    A          Broward County Resource Recovery Revenue,
                               (Broward Waste Energy North Project),
                               7.950% due 12/1/08(b)                                         $   2,619,000
     2,000,000    A+         Citrus County PCR, Florida Power Corp., (Crystal River
                               Project), 6.625% due 1/1/27                                       2,170,000
                             Escambia County PCR, (Champion International
                               Corp. Project):
       500,000    BBB            6.950% due 11/1/07                                                551,250
     3,500,000    BBB            6.900% due 8/1/22(d)                                            3,876,250
     2,500,000    AA-        Jacksonville Sewer & Solid Waste Disposal Facilities
                               Revenue, (Anheuser-Busch Project),
                               5.875% due 2/1/36(d)                                              2,556,250
       705,000    AAA        Lee County Solid Waste Revenue, MBIA-Insured,
                               7.000% due 10/1/11(d)                                               783,431
     1,000,000    A+         Pinellas County PCR, Florida Power Corp., (Anclot &
                               Bartlow Plants Project), 7.200% due 12/1/14                       1,098,750
     1,390,000    Baa2*      Putnam County Development Authority PCR, Georgia
                               Pacific Corp. 1984, 7.000% due 12/1/05                            1,548,112
     1,500,000    AA-        St. Lucie County Solid Waste Disposal Revenue, (Florida
                               Power & Light Co. Project), 7.150% due 2/1/23(d)                  1,625,625
----------------------------------------------------------------------------------------------------------
                                                                                                16,828,668
----------------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 3.5%
                             Alachua County Health Facilities Authority Revenue,
                               (Santa Fe Healthcare Facilities Project):
       175,000    AAA            Call 11/15/00 @102, 6.875% due 11/15/02                           189,875
     1,000,000    AAA            Call 11/15/00 @102, 7.600% due 11/15/13                         1,120,000
     1,500,000    AAA        Bay County Hospital Revenue, (Bay Medical Center Project),
                               (Call 10/1/04 @ 102), 8.000% due 10/1/12                          1,841,250
     1,000,000    AAA        Broward County School Board COP, Series 90A,
                               MBIA-Insured, (Call 7/1/00 @ 102), 7.125% due 7/1/10              1,096,250
       515,000    AAA        Florida State Board of Education Capital Outlay Refunding,
                               Series A, (Call 6/1/00 @ 102), 7.250% due 6/1/23(b)                 565,856
     1,000,000    AAA        Miami Sports & Exhibition Authority Special Obligation
                               Refunding, FGIC-Insured, (Call 4/1/00 @ 102),
                               7.200% due 10/1/20                                                1,092,500
       835,000    AAA        Pinellas County Health Facilities Authority, Sun Coast
                               Health System Revenue, Sun Coast Hospital
                               Guaranteed, Series A, (Call 3/1/00 @ 102),
                               8.500% due 3/1/20                                                   935,200
----------------------------------------------------------------------------------------------------------
                                                                                                 6,840,931
----------------------------------------------------------------------------------------------------------
Public Facilities -- 1.2%
     1,000,000    Baa*       Miami Beach Redevelopment Tax Increment Revenue, City
                               Center-Historic Convention, Series B, 6.350% due 12/1/22          1,047,500

                       See Notes to Financial Statements.

==========================================================================================================
Schedule of Investments (unaudited)(continued)                                          September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
Public Facilities -- 1.2% (continued)
    $1,185,000    A          Puerto Rico Public Buildings Authority Revenue, Series L,
                               5.500% due 7/1/21                                              $  1,204,256
----------------------------------------------------------------------------------------------------------
                                                                                                 2,251,756
----------------------------------------------------------------------------------------------------------
Transportation -- 11.9%
     1,250,000    Aa3*       Dade County Aviation Facilities Revenue Bonds,
                               Series U, 6.750% due 10/1/06(d)                                   1,300,713
     5,000,000    AAA        Florida Ports Financing Community Revenue,
                               MBIA-Insured, 5.375% due 6/1/27(d)                                4,931,250
                             Guam Airport Authority Revenue:
       750,000    BBB          Series A, 6.500% due 10/1/23                                        816,562
     1,000,000    BBB          Series B, 6.600% due 10/1/10(d)                                   1,091,250
     1,000,000    AAA        Hillsborough County Aviation Authority Revenue, Tampa
                               International Airport, Series A, FGIC-Insured,
                               6.000% due 10/1/23                                                1,056,250
     1,500,000    Aa1*       Ocean Highway and Port Authority, Nassau County,
                               Adjustable Demand Revenue Bonds, Series 1990,
                               LOC ABN AMRO Bank NV, 6.250% mandatory
                               tender 12/1/02(d)                                                 1,623,750
     2,000,000    A          Puerto Rico Commonwealth Highway & Transportation
                               Authority Revenue, Series Y, 5.000% due 7/1/36                    1,877,500
                             Sanford Airport Authority IDR, Central Florida
                               Terminals Inc. Project:
                                 Series A:
     1,000,000    NR               7.500% due 5/1/15(d)                                          1,050,000
     2,000,000    NR               7.750% due 5/1/21(d)                                          2,107,500
       645,000    NR             Series C, 7.500% due 5/1/21(d)                                    669,188
                             Santa Rosa Bay Bridge Authority Revenue:
     3,500,000    BBB-         6.250% due 7/1/28                                                 3,622,500
     5,000,000    BBB-         Capital Appreciation, zero coupon due 7/1/17                      1,537,500
     1,355,000    AAA        Volusia County Airport System Revenue, Daytona Beach
                               Regional Airport, MBIA-Insured, 7.000% due 10/1/21(d)             1,460,013
----------------------------------------------------------------------------------------------------------
                                                                                                23,143,976
----------------------------------------------------------------------------------------------------------
Utilities -- 7.4%
     3,000,000    AAA        Escambia County Utility System Authority Revenue Bonds,
                               FGIC-Insured, Series B, 6.250% due 1/1/15                         3,405,000
     1,350,000    BBB        Guam Power Authority Revenue, Series A,
                               6.750% due 10/1/24                                                1,473,187
       930,000    BBB+       Hillsborough County Utilities Revenue, Refunding &
                               Improvement, 7.000% due 8/1/14                                    1,004,400
     1,265,000    AA         Jacksonville Electric Authority Revenue Refunding,
                               St. John's River Power Park Services Refunding,
                               Issue 2-Series 5, 6.900% due 10/1/13                              1,345,644
     1,000,000    AAA        Lakeland Electric & Water Revenue, Jr. Sub Lien,
                               FGIC-Insured, 6.000% due 10/1/14                                  1,107,500

                       See Notes to Financial Statements.

==========================================================================================================
Schedule of Investments (unaudited)(continued)                                          September 30, 1997
==========================================================================================================

   FACE
  AMOUNT          RATING                       SECURITY                                           VALUE
==========================================================================================================
Utilities -- 7.4% (continued)
    $5,000,000    AAA        Port St. Lucie Utility Revenue Refunding & Improvement,
                               Series A, MBIA-Insured, 5.125 % due 9/1/27                     $  4,793,750
     4,400,000    AAA        Tampa Utility Tax, Capital Appreciation, AMBAC-
                               Insured, zero coupon due 4/1/22                                   1,177,000
----------------------------------------------------------------------------------------------------------
                                                                                                14,306,481
----------------------------------------------------------------------------------------------------------
Water & Sewer -- 4.5%
     4,500,000    AAA        Dade County Water & Sewer Systems Revenue,
                               FGIC-Insured, 5.250% due 10/1/26                                  4,381,875
     1,000,000    Aaa*       Homestead Water & Wastewater Revenue Refunding,
                               AMBAC-Insured, 5.000% due 10/1/22                                   951,250
     1,000,000    AAA        Miramar Wastewater Improvement Authority,
                               FGIC-Insured, 6.750% due 10/1/16                                  1,123,750
     2,000,000    AAA        Seminole County Water & Sewer Refunding &
                               Improvement, MBIA-Insured, 6.000% due 10/1/12                     2,225,000
----------------------------------------------------------------------------------------------------------
                                                                                                 8,681,875
----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $181,058,989**)                                         $193,873,809
==========================================================================================================

(a) Bonds are escrowed to maturity by U.S. Government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)   Securities segregated by Custodian for open purchase commitment.
(c) Residual interest bonds - coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bonds are escrowed by U.S. Government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 and 17 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's") except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's-- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's--Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   -- Bonds that are rated "Baa" are considered as medium grade obligations,
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

================================================================================
Short-Term Securities Ratings
================================================================================

SP-1  -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.
VMIG 1-- Moody's highest rating for issues having demand feature -- VRDO.
P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions
================================================================================
AIG         -- American International Guaranty
AMBAC       -- American Municipal Bond Assurance Corporation
CGIC        -- Capital Guaranty Insurance Company
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
FLAIRS      -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GEMICO      -- General Electric Mortgage Insurance Company
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDR         -- Industrial Development Revenue
INFLOS      -- Inverse Floaters
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
PCFA        -- Pollution Control Financing Authority
PCR         -- Pollution Control Revenue
RIBS        -- Residual Interest Bonds
SAVRS       -- Select Auction Variable Rate Securities
VRDD        -- Variable Rate Demand Note
VRWE        -- Variable Rate Wednesday Demand

================================================================================
Statements of Assets and Liabilities (unaudited)             September 30, 1997
================================================================================

ASSETS:
   Investments, at value (Cost-- $181,058,989)                    $ 193,873,809
   Cash                                                                 185,748
   Interest receivable                                                3,701,759
   Receivable for Fund shares sold                                      459,294
   Receivable for securities sold                                       299,847
--------------------------------------------------------------------------------
   Total Assets                                                     198,520,457
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   2,396,144
   Management fees payable                                               66,049
   Distribution fees payable                                             26,612
   Accrued expenses                                                      23,468
--------------------------------------------------------------------------------
   Total Liabilities                                                  2,512,273
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 196,008,184
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      14,328
   Capital paid in excess of par value                              181,859,115
   Overdistributed net investment income                                (45,042)
   Accumulated net realized gain from security transactions           1,364,963
   Net unrealized appreciation of investments                        12,814,820
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 196,008,184
================================================================================
Shares Outstanding:
   Class A                                                            9,755,633
   -----------------------------------------------------------------------------
   Class B                                                            4,026,652
   -----------------------------------------------------------------------------
   Class C                                                              546,191
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (redemption price)                                            $13.69
   -----------------------------------------------------------------------------
   Class B*                                                              $13.67
   -----------------------------------------------------------------------------
   Class C**                                                             $13.67
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)             $14.26
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended September 30, 1997

INVESTMENT INCOME:
   Interest                                                          $ 5,937,484
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                                              462,923
   Distribution fees (Note 4)                                            297,946
   Registration fees                                                      44,890
   Shareholder and system servicing fees                                  28,157
   Audit and legal                                                        22,440
   Shareholder communications                                             11,264
   Pricing service fees                                                   10,821
   Custody                                                                 6,029
   Trustees' fees                                                          2,106
   Other                                                                   3,579
--------------------------------------------------------------------------------
   Total Expenses                                                        890,155
--------------------------------------------------------------------------------
Net Investment Income                                                  5,047,329
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                              44,905,030
     Cost of securities sold                                          43,275,046
--------------------------------------------------------------------------------
   Net Realized Gain                                                   1,629,984
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                               7,018,842
     End of period                                                    12,814,820
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             5,795,978
--------------------------------------------------------------------------------
Net Gain on Investments                                                7,425,962
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $12,473,291
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

                                                           September 30      March 31
======================================================================================
OPERATIONS:
   Net investment income                                 $   5,047,329   $   9,255,548
   Net realized gain                                         1,629,984       1,051,147
   Increase (decrease) in net unrealized appreciation        5,795,978      (1,365,126)
--------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   12,473,291       8,941,569
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                    (5,086,643)     (9,310,449)
   Net realized gains                                             --          (793,240)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                          (5,086,643)    (10,103,689)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                         15,982,632      35,124,664
   Net asset value of shares issued in connection with
     the transfer of the Smith Barney Muni Funds --
     Florida Limited Term Portfolio's net assets (Note 8)         --        13,398,911
   Net asset value of shares issued for reinvestment
     of dividends                                            2,042,150       4,141,333
   Cost of shares reacquired                               (15,117,626)    (32,193,433)
--------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                 2,907,156      20,471,475
--------------------------------------------------------------------------------------
Increase in Net Assets                                      10,293,804      19,309,355
NET ASSETS:
   Beginning of period                                     185,714,380     166,405,025
--------------------------------------------------------------------------------------
   End of period*                                        $ 196,008,184   $ 185,714,380
======================================================================================
* Includes overdistributed net investment income of:     $     (45,042)  $      (5,728)
======================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Ohio, Pennsylvania, New York Money Market and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

      2. PORTFOLIO CONCENTRATION

      Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

      3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFMa management fee calculated at the annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

      Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1997, SB received sales charges of approximately $135,000 on purchases of the Portfolios' Class A shares.

      There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended September 30, 1997, CDSCs paid to SB for Class Bshares were approximately $23,000.

      Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 1997, total Distribution Plan fees incurred were:

                                              Class A      Class B       Class C
================================================================================
Distribution Plan Fees                        $98,091     $173,767       $26,088
================================================================================

      All officers and two Trustees of the Fund are employees of SB.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

      5. INVESTMENTS

      During the six months ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $49,586,434
--------------------------------------------------------------------------------
Sales                                                                 44,905,030
================================================================================

      At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $12,834,374
Gross unrealized depreciation                                           (19,554)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $12,814,820
================================================================================

      6. CAPITAL LOSS CARRYFORWARD

      At March 31, 1997, the Florida Portfolio had for Federal income tax purposes approximately $192,000 of loss carryforwards available to offset future capital gains expiring on March 31, 2003. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

      7. SHARES OF BENEFICIAL INTEREST

      At September 30, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

      At September 30, 1997, total paid-in capital amounted to the following for each class:

                                     Class A            Class B        Class C
================================================================================
Total Paid-in Capital              $121,843,451       $52,706,286     $7,323,706
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

      Transactions in shares of each class were as follows:

                                         Six Months Ended            Year Ended
                                        September 30, 1997         March 31, 1997*
                                       ---------------------    ---------------------
                                       Shares        Amount     Shares        Amount
=======================================================================================
Class A
Shares sold                          811,323   $ 10,964,914    1,224,389   $ 16,307,204
Net asset value of shares issued
  in connection with the transfer
  of Smith Barney Muni Funds --
  Florida Limited Term Portfolio's
  net assets (Note 8)                   --             --        799,321     10,594,240
Shares issued on reinvestment         97,428      1,313,685      186,644      2,477,685
Shares redeemed                     (826,573)   (11,151,548)  (1,408,535)   (18,699,877)
---------------------------------------------------------------------------------------
Net Increase                          82,178   $  1,127,051      801,819   $ 10,679,252
=======================================================================================

Class B
Shares sold                          313,292   $  4,227,243      887,861   $ 11,815,010
Shares issued on reinvestment         47,427        638,660      104,697      1,388,176
Shares redeemed                     (233,921)    (3,152,141)    (589,795)    (7,836,748)
---------------------------------------------------------------------------------------
Net Increase                         126,798   $  1,713,762      402,763   $  5,366,438
=======================================================================================

Class C
Shares sold                           58,833   $    790,475      151,091   $  2,002,450
Net asset value of shares issued
  in connection with the transfer
  of Smith Barney Muni Funds --
  Florida Limited Term Portfolio's
  net assets (Note 8)                   --             --        212,012      2,804,671
Shares issued on reinvestment          6,672         89,805        8,648        114,600
Shares redeemed                      (60,222)      (813,937)     (32,355)      (429,369)
---------------------------------------------------------------------------------------
Net Increase                           5,283   $     66,343      339,396   $  4,492,352
=======================================================================================

Class Y
Shares sold                             --             --        374,812   $  5,000,000
Shares issued on reinvestment           --             --         12,070        160,872
Shares redeemed                         --             --       (386,882)    (5,227,439)
---------------------------------------------------------------------------------------
Net Decrease                            --             --           --     $    (66,567)
=======================================================================================

* For Class Y shares, transactions are for the period from August 5, 1996 (inception date) to February 25, 1997.

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

      8. TRANSFER OF NET ASSETS

      On January 17, 1997, the Portfolio acquired the assets and certain liabilities of the Smith Barney Muni Funds -- Florida Limited Term Portfolio ("Florida Limited Term Portfolio") pursuant to an Agreement and Plan of Reorganization dated November 12, 1996. Total shares issued by the Portfolio and the total net assets of Florida Limited Term Portfolio and the Portfolio on the date of transfer were:

                                                    Total Net
                                                    Assets of
                                     Shares          Florida         Total Net
                                  Issued by the   Limited Term     Assets of the
Acquired Portfolio                  Portfolio       Portfolio        Portfolio
================================================================================
Florida Limited Term Portfolio      1,011,333      $13,398,911     $180,720,912
================================================================================

      The total net assets of the Florida Limited Term Portfolio before acquisition included unrealized appreciation of $144,106 and a net realized loss of $341,735. Total net assets of the Portfolio immediately after the transfer were $194,119,823. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                   1997(1)         1997       1996(2)     1995(3)     1994        1993
=====================================================================================================
Net Asset Value,
  Beginning of Period          $  13.16      $  13.24    $  12.89    $  12.82    $  13.21    $  12.32
-----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)        0.37          0.73        0.74        0.75        0.77        0.79
  Net realized and unrealized
    gain (loss)                    0.53         (0.03)       0.35        0.08#      (0.39)       0.91
-----------------------------------------------------------------------------------------------------
Total Income From Operations       0.90          0.70        1.09        0.83        0.38        1.70
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.37)        (0.73)      (0.74)      (0.76)      (0.77)      (0.80)
  Net realized gains               --           (0.05)       --          --          --         (0.01)
-----------------------------------------------------------------------------------------------------
Total Distributions               (0.37)        (0.78)      (0.74)      (0.76)      (0.77)      (0.81)
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $  13.69      $  13.16    $  13.24    $  12.89    $  12.82    $  13.21
-----------------------------------------------------------------------------------------------------
Total Return                       6.93%++       5.44%       8.65%       6.77%       2.75%      14.21%
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)         $133,506      $127,348    $117,473    $107,724    $104,681    $102,202
-----------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses (4)(5)                  0.76%+        0.85%       0.70%       0.61%       0.54%       0.46%
  Net investment income            5.43+         5.56        5.62        5.97        5.71        6.15
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              24%           62%         47%         43%         20%         26%
=====================================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) On October 10, 1994 the former Class C shares were exchanged into Class A Shares.
(4) The manager waived all or part of its fees for the year ended March 31, 1993. If such fees were not waived, the decrease in net investment income and the expense ratio would have been $0.012 and 0.56%, respectively.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                 1997(1)          1997         1996(2)      1995(3)
====================================================================================================
Net Asset Value, Beginning of Period       $    13.14      $    13.23    $    12.89    $    11.91
----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                          0.33            0.65          0.68          0.30
  Net realized and unrealized gain (loss)        0.53           (0.01)         0.35          0.97#
----------------------------------------------------------------------------------------------------
Total Income From Operations                     0.86            0.64          1.03          1.27
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.33)          (0.68)        (0.69)        (0.29)
  Net realized gains                             --             (0.05)         --            --
----------------------------------------------------------------------------------------------------
Total Distributions                             (0.33)          (0.73)        (0.69)        (0.29)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $    13.67      $    13.14    $    13.23    $    12.89
----------------------------------------------------------------------------------------------------
Total Return                                     6.62%++         4.91%         8.09%        10.77%++
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $   55,036      $   51,261    $   46,267    $    1,990
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                                   1.29%+          1.35%         1.20%         1.20%+
  Net investment income                          4.90+           4.93          5.00          5.57+
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            24%             62%           47%           43%
====================================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 16, 1994 (inception date) to March 31, 1995.
(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                1997(1)         1997       1996(2)      1995(3)        1994        1993(4)
=========================================================================================================
Net Asset Value,
  Beginning of Period     $   13.14      $   13.22    $   12.89    $   12.81    $   13.20    $   12.86
---------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income        0.33           0.65         0.66         0.67         0.68         0.19
  Net realized and
  unrealized gain (loss)       0.52          (0.01)        0.35         0.08#       (0.39)        0.33
---------------------------------------------------------------------------------------------------------
Total Income From
  Operations                   0.85           0.64         1.01         0.75         0.29         0.52
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income       (0.32)         (0.67)       (0.68)       (0.67)       (0.68)       (0.18)
  Net realized gains           --            (0.05)        --           --           --           --
---------------------------------------------------------------------------------------------------------
Total Distributions           (0.32)         (0.72)       (0.68)       (0.67)       (0.68)       (0.18)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period           $   13.67      $   13.14    $   13.22    $   12.89    $   12.81    $   13.20
---------------------------------------------------------------------------------------------------------
Total Return                   6.52%++        4.94%        7.96%        6.12%        2.05%        4.05%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)           $   7,466      $   7,105    $   2,665    $   2,750    $   2,487    $     691
---------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses (5)                 1.33%+         1.40%        1.28%        1.25%        1.24%        1.24%+
  Net investment income        4.86+          4.84         5.04         5.40         4.95         5.21+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate          24%            62%          47%          43%          20%          26%
=========================================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   On November 7, 1994 the former Class B shares were renamed Class C Shares.
(4)   For the period from January 5, 1993 (inception date) to March 31, 1993.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Smith Barney
Muni Funds

Trustees

Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

C. Richard Youngdahl, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

SMITH BARNEY
------------

A Member of Travelers Group [LOGO]

Investment Manager

Smith Barney Mutual Funds
Management Inc.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing
Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith
Barney Muni Funds - Florida Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for each Portfolio, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013
FD0787 11/97



--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

        Smith Barney
        Muni Funds
        Georgia Portfolio
        Ohio Portfolio
        Pennsylvania Portfolio
        ----------------------
        September 30, 1997

[LOGO]  Smith Barney Mutual Fund
        Investing for your future.
        Every day.

-----------------------------------------
Georgia, Ohio and Pennsylvania Portfolios
-----------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- Georgia, Ohio and Pennsylvania Portfolios ("Portfolios") for the six-months ended September 30, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by each Portfolio during the period. A detailed summary of performance and current holdings for the various Portfolios can be found in the appropriate sections that follow.

Market and Economic Overview

In recent weeks, the municipal bond market has rebounded from the downturn it experienced in August 1997. In our opinion, this market downturn was caused in large part by investor concerns that strength in the U.S. economy would ultimately lead to higher interest rates and greater inflationary pressures. Despite these concerns, the U.S. economy has continued to grow strongly with low unemployment and an absence of higher inflationary pressures.

In our view, global competition and improved productivity has enabled the economy to expand without the upward price pressures traditionally associated with extended periods of economic growth. Many U.S. corporations continue to face fierce competition from foreign companies. As a result, many U.S. corporations have been unable to raise prices significantly. Moreover, the widespread use of technology has enabled many companies to operate more efficiently while using fewer workers. This in turn has enabled many companies to continue operating profitably even though increasingly tight labor markets have begun to exert upward pressure on wages.

In light of these developments, the Federal Reserve Board ("Fed") has refrained from further tightening monetary policy after raising the fed-funds rate slightly to 5.5% in March 1997. (The fed-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Since that time, interest rates have generally declined. For example, yields on the bellwether 30-year U.S. Treasury bond have fallen from a high of approximately 7.2% in April to roughly 6.4% as of September 30, 1997. Many economists, including some Fed officials, have begun to acknowledge that the U.S. economy may be able to support both strong growth and low unemployment without a substantial increase in inflation. However, this does not mean that the Fed has become complacent on the inflation front. In testimony delivered to the House Budget Committee on October 8, 1997, Fed Chairman Alan Greenspan again warned that strong economic growth and the extremely tight labor market could lead to a resurgence in inflation. Greenspan's warning roiled the financial markets with a sharp but relatively modest increase in yields on bonds. In our view, the Fed's determination to contain inflation should be beneficial for bond investors as it will help ensure that the buying power of coupon income will be preserved.

In addition, although nominal interest rates have declined, real inflation-adjusted interest rates are quite high on an historical basis and current real yields on municipal bonds (after subtracting the effects of inflation) are very high by historical standards. In view of the current favorable economic conditions and our expectations that inflation should remain subdued, we believe that municipal bonds will continue to provide investors with attractive real, after-tax rates of return in the months ahead.

Georgia Portfolio's Performance and
Investment Strategy

For the six months ended September 30, 1997, the Georgia Portfolio generated a total return of 9.19% for Class A shares and outperformed its Lipper Analytical Services, Inc. ("Lipper")peer group average of 6.78%. (Lipper is a major fund-tracking organization.) Since its inception, the Portfolio has continued to deliver superior performance versus its Lipper peer group. The Portfolio was the top-performing fund for the 1- and 3-year periods ended September 30, 1997 among 32 and 24 funds, respectively, in the Lipper survey.*

During the reporting period, we maintained the Portfolio's high credit-quality, good call protection and broad sector diversification. In our view, this is a prudent investment strategy and should provide investors with a competitive stream of income over the long term.

As of September 30, 1997, the Portfolio's average weighted maturity was just over 22.7 years, and approximately 92.4% of the Portfolio's holdings were rated investment grade. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard and Poor's Ratings Services, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be equivalent.) In addition, approximately 56.8% of the Portfolio's holdings had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in multi-family housing bonds (19.4%), water & sewer bonds (15.6%) and hospital bonds (10.5%).

----------
*Lipper Analytical Services, Inc. rankings show a fund's one, five, and ten-year annualized returns (at NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results.

Georgia Economic Highlights

Georgia continues to enjoy an excellent credit rating and a robust economy, thanks in large part to its positive economic trends, conservative financial management and relatively low debt levels. Job growth in the Peachtree State also remains strong, led primarily by the rapidly expanding service sector. The State's unemployment rate of 4.3% is well below the national average of roughly 5.0%. Moreover, the low average cost of living and extensive transportation infrastructure has enabled Georgia to become one of the fastest growing states in the nation. For these reasons, we remain optimistic on the economic prospects of Georgia. However, we believe that future economic growth can only be ensured through the continued development of an educated and highly skilled work force with the ability to change quickly to meet shifting economic demands.

Ohio Portfolio's Performance and Investment Strategy

For the six months ended September 30, 1997, the Ohio Portfolio's Class A shares had a total return of 6.91% and outperformed its Lipper peer group average of 5.92%.

As of September 30, 1997, the Portfolio's average weighted maturity was just over 20.2 years, and approximately 92.6% of the Portfolio's holdings were rated investment grade. In addition, approximately 54.2% of the Portfolio's holdings had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in general obligation bonds (23.9%), housing bonds (19.4%), hospital bonds (12.7%) and water & sewer bonds (10.7%).

--------------------------------------------------------------------------------
Special Shareholder Notice

The Board of Trustees of Smith Barney Muni Funds approved a proposed reorganization of the Ohio Portfolio into the National Portfolio. Under the terms of the proposed reorganization, each Ohio Portfolio shareholder would become a shareholder of the National Portfolio, receiving shares with a value equal to the value of the shareholder's investment in the Ohio Portfolio. No sales charge will be imposed in the proposed transaction. In addition, it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of this proposed reorganization.

In connection with the proposed reorganization of the Ohio Portfolio, shareholders of record September 22, 1997 have been mailed proxy materials in anticipation of a shareholders meeting scheduled to take place November 21, 1997. If you have not already done so, we ask that you promptly take the time to review and respond to the proxy materials.
--------------------------------------------------------------------------------

Pennsylvania Portfolio's Performance and Investment Strategy

For the six months ended September 30, 1997, the Pennsylvania Portfolio posted a total return of 8.18% for Class A shares and outperformed its Lipper peer group average of 6.25%. The Portfolio continues to be a consistent performer among its Lipper peers, it was the number 2 ranked fund for the 1- and 3-year periods ended September 30, 1997 among 62 and 50 funds, respectively, in the Lipper survey.*

As of September 30, 1997, the Portfolio's average weighted maturity was just over 22.3 years, and 100% of the Portfolio's holdings were rated investment grade. In addition, approximately 39.2% of the Portfolio's holdings had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in hospital bonds (23.0%), industrial development bonds (13.4%) and transportation bonds (9.6%).

Looking ahead, we plan to continue to emphasize high-quality issues that are broadly diversified by sector in the Portfolio in order to provide investors with an attractive level of income while helping to minimize its net asset value volatility.

Pennsylvania Economic Highlights

Pennsylvania's economy has continued to grow steadily, although somewhat below the national average. However, the state's general obligation debt rating was recently upgraded to AA from AA- minus by Fitch Investors Services ("Fitch") and to Aa3 from A1 by Moody's Investors Service ("Moody's"). (Fitch and Moody's are two major credit reporting agencies.) Pennsylvania's fiscal health has been improved by increased tax revenues and the use of more conservative budgeting practices. As a result, the Keystone State has accumulated a significant budget surplus for the first time in many years. We believe that these positive developments are further evidence that Pennsylvania's economic recovery is well underway.

National Outlook

Some investors have expressed concerns that certain provisions of the recently enacted Federal Taxpayer Relief Act of 1997 (which was passed as part of the Balanced Budget Agreement) could erode many of the tax advantages that municipal bonds now offer. However, we believe that the impact of this legislation will be largely positive for the municipal bond market. The reduction

----------
*Lipper Analytical Services, Inc. rankings show a fund's one, five, and ten-year annualized returns (at NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results.

of the long-term capital gains tax rate and the introduction of the Roth IRA ostensibly make the attractiveness of stocks and other investments more com pelling than municipals. Nevertheless, there are new elements in the tax code that may strengthen the focus on after-tax returns -- an area where municipals, which provide a steady source of tax-exempt income, continue to enjoy a distinct advantage. In addition, the repeal of the alternative minimum tax for small business corporations provides favorable tax treatment for many corporate municipal bond investors. Lastly, the new tax act expands the issuance of education and housing bonds, two key segments of the municipal bond market.

We remain optimistic on the prospects for municipal bonds. The shrinking federal budget deficit, resulting from strong economic growth and spending controls enacted in 1990 and 1993, coupled with a relatively low annual rate inflation, should help to keep interest rates from rising. We also expect continued Fed vigilance against any signs of higher inflationary pressures, which is a long-term positive for bonds.

On a more somber note, we were saddened by the loss of an outstanding physician and Trustee of the Portfolios, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

Thank you for investing in the Smith Barney Muni Funds -- Georgia, Ohio and Pennsylvania Portfolios. We look forward to helping you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                     /s/ Peter M. Coffey

Heath B. McLendon                         Peter M. Coffey
Chairman                                  Vice President
                                          Georgia and Pennsylvania Portfolios


/s/ Lawrence T. McDermott

Lawrence T. McDermott
Vice President
Ohio Portfolio

October 16, 1997

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.48     $13.27      $0.35          $0.00       9.19%+
------------------------------------------------------------------------------------
3/31/97                  12.50      12.48       0.67           0.08       5.95
------------------------------------------------------------------------------------
3/31/96                  12.10      12.50       0.70           0.05       9.67
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.00      12.10       0.62           0.00       6.29+
====================================================================================
Total                                          $2.34          $0.13
====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.47     $13.27      $0.31          $0.00       9.02%+
------------------------------------------------------------------------------------
3/31/97                  12.50      12.47       0.61           0.08       5.33
------------------------------------------------------------------------------------
3/31/96                  12.11      12.50       0.65           0.05       9.08
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.27      12.11       0.49           0.00       2.88+
====================================================================================
Total                                          $2.06          $0.13
====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.46     $13.25      $0.31          $0.00       8.91%+
------------------------------------------------------------------------------------
3/31/97                  12.49      12.46       0.60           0.08       5.28
------------------------------------------------------------------------------------
3/31/96                  12.09      12.49       0.64           0.05       9.12
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.06      12.09       0.56           0.00       5.11+
====================================================================================
Total                                          $2.11          $0.13
====================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                                Georgia Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
                                                   -----------------------
                                                Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/97+                         9.19%      9.02%      8.91%
--------------------------------------------------------------------------------
Year Ended 9/30/97                               11.82      11.27      11.13
--------------------------------------------------------------------------------
Inception* through 9/30/97                        8.94       8.00       8.22
================================================================================

                                                    With Sales Charge(2)
                                                    --------------------
                                                Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/97+                         4.83%      4.52%      7.91%
--------------------------------------------------------------------------------
Year Ended 9/30/97                                7.38       6.77      10.13
--------------------------------------------------------------------------------
Inception* through 9/30/97                        7.68       7.48       8.22
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                 Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/97)                    34.87%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/97)                    28.85
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/97)                    31.51
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distribu tions, if any, at net asset value. In addi tion, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the de duction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
               Growth of $10,000 Invested in Class A Shares of the
        Georgia Portfolio vs. Lehman Brothers Municipal Long Bond Index +
--------------------------------------------------------------------------------
                           April 1994 - September 1997

                                [GRAPHIC OMITTED]

 [The following table was represented as a linegraph in the printed material.]

                      Date          Georgia            Index
                      ----          -------            -----
                    4/4/94             9600            10000
                      9/94             9662            10147
                      3/95            10193            10903
                      9/95            10778            11405
                      3/96            11179            11733
                      9/96            11567            12192
                      3/97            11844            12424
                      9/97            12933            13462

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1997. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                                 Ohio Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.23     $12.73      $0.34          $0.00       6.91%+
------------------------------------------------------------------------------------
3/31/97                  12.20      12.23       0.67           0.02       6.06
------------------------------------------------------------------------------------
3/31/96                  11.97      12.20       0.67           0.00       7.65
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.00      11.97       0.48           0.00       4.04+
====================================================================================
Total                                          $2.16          $0.02

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.20     $12.69      $0.31          $0.00       6.62%+
------------------------------------------------------------------------------------
3/31/97                  12.18      12.20       0.62           0.02       5.52
------------------------------------------------------------------------------------
3/31/96                  11.96      12.18       0.62           0.00       7.10
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.02      11.96       0.43           0.00       3.31+
====================================================================================
Total                                          $1.98          $0.02
====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.21     $12.69      $0.31          $0.00       6.51%+
------------------------------------------------------------------------------------
3/31/97                  12.19      12.21       0.61           0.02       5.48
------------------------------------------------------------------------------------
3/31/96                  11.96      12.19       0.61           0.00       7.14
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.02      11.96       0.43           0.00       3.28+
====================================================================================
Total                                          $1.96          $0.02
====================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                                 Ohio Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
                                                   -----------------------
                                                Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/97+                         6.91%      6.62%      6.51%
--------------------------------------------------------------------------------
Year Ended 9/30/97                                9.33       8.80       8.66
--------------------------------------------------------------------------------
Inception* through 9/30/97                        7.51       6.86       6.82
================================================================================

                                                    With Sales Charge(2)
                                                    --------------------
                                                Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/97+                         2.63%      2.12%      5.51%
--------------------------------------------------------------------------------
Year Ended 9/30/97                                4.98       4.30       7.66
--------------------------------------------------------------------------------
Inception* through 9/30/97                        6.19       6.34       6.82
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                 Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/97)                    27.00%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/97)                    24.48
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/97)                    24.31
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distribu tions, if any, at net asset value. In addi tion, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the de duction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are June 13, 1994, June 14, 1994 and June 14, 1994, respectively.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
               Growth of $10,000 Invested in Class A Shares of the
         Ohio Portfolio vs. Lehman Brothers Municipal Long Bond Index +
--------------------------------------------------------------------------------
                           June 1994 - September 1997

                                [GRAPHIC OMITTED]

 [The following table was represented as a linegraph in the printed material.]

                      Date             Ohio            Index
                      ----             ----            -----
                   6/13/94             9600            10000
                      9/94             9392            10108
                      3/95             9981            10860
                      9/95            10468            11360
                      3/96            10744            11687
                      9/96            11143            12144
                      3/97            11395            12375
                      9/97            12183            13410

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on June 13, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1997. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                             Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.66     $13.34      $0.35          $0.00       8.18%+
------------------------------------------------------------------------------------
3/31/97                  12.62      12.66       0.71           0.00       6.11
------------------------------------------------------------------------------------
3/31/96                  12.40      12.62       0.72           0.05       8.08
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.00      12.40       0.62           0.00       8.82+
====================================================================================
Total                                          $2.40          $0.05
====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.64     $13.32      $0.31          $0.00       7.93%+
------------------------------------------------------------------------------------
3/31/97                  12.61      12.64       0.65           0.00       5.56
------------------------------------------------------------------------------------
3/31/96                  12.39      12.61       0.66           0.05       7.61
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.35      12.39       0.48           0.00       4.48+
====================================================================================
Total                                          $2.10          $0.05
====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        ---------------
                      Beginning    End of     Income     Capital Gain      Total
Period Ended          of Period    Period    Dividends   Distributions    Returns(1)
====================================================================================
9/30/97                 $12.64     $13.31      $0.31          $0.00       7.82%+
------------------------------------------------------------------------------------
3/31/97                  12.61      12.64       0.65           0.00       5.51
------------------------------------------------------------------------------------
3/31/96                  12.39      12.61       0.66           0.05       7.56
------------------------------------------------------------------------------------
Inception*- 3/31/95      12.00      12.39       0.56           0.00       8.14+
====================================================================================
Total                                          $2.18          $0.05
====================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
                                Pennsylvania Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
                                                   -----------------------
                                                Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/97+                         8.18%      7.93%      7.82%
--------------------------------------------------------------------------------
Year Ended 9/30/97                               10.77      10.26      10.13
--------------------------------------------------------------------------------
Inception* through 9/30/97                        8.97       7.83       8.35
================================================================================

                                                    With Sales Charge(2)
                                                    --------------------
                                                Class A     Class B    Class C
================================================================================
Six Months Ended 9/30/97+                         3.84%      3.43%      6.82%
--------------------------------------------------------------------------------
Year Ended 9/30/97                                6.34       5.76       9.13
--------------------------------------------------------------------------------
Inception* through 9/30/97                        7.71       7.32       8.35
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                 Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/97)                    35.01%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/97)                    28.09
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/97)                    32.32
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distribu tions, if any, at net asset value. In addi tion, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the de duction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
               Growth of $10,000 Invested in Class A Shares of the
                   Pennsylvania Portfolio vs. Lehman Brothers
                           Municipal Long Bond Index +
--------------------------------------------------------------------------------
                           April 1994 - September 1997

                                [GRAPHIC OMITTED]

 [The following table was represented as a linegraph in the printed material.]

                      Date             Penn            Index
                      ----             ----            -----
                    4/4/94             9600            10000
                      9/94             9846            10147
                      3/95            10447            10903
                      9/95            10975            11405
                      3/96            11290            11733
                      9/96            11700            12192
                      3/97            11980            12424
                      9/97            12961            13462

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1997. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                         September 30, 1997
--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO
 FACE
AMOUNT       RATING                 SECURITY                            VALUE
================================================================================

Escrowed to Maturity(a) -- 14.8%
   $500,000  AAA    Cartersville Development Authority Revenue
                      Refunding, Sewer Facilities, Anheuser Busch,
                      6.125% due 5/1/27(b)                           $  528,750
    280,000  AAA    Cobb County Kennestone Hospital Authority Revenue,
                      MBIA-Insured, 10.250% due 2/1/02                  312,200
  1,875,000  AAA    Colquitt County Development Authority Revenue,
                      Sub-Series C, zero coupon due 12/1/21             492,187
    750,000  AAA    Private Colleges & Universities Authority Revenue,
                      (Emory University Project), Series A,
                      5.125% due 11/1/27                                728,438
    485,000  AAA    Puerto Rico Commonwealth Aqueduct &
                      Sewer Authority Revenue, 10.250% due 7/1/09(c)    684,456
     25,000  AAA    Richmond County Development Authority,
                      Sub-Series C, zero coupon due 12/1/21               6,562
    175,000  AAA    Richmond County Water and Sewer Revenue,
                      9.875% due 4/1/02                                 199,938
  1,500,000  AAA    Savannah EDA, zero coupon due 12/1/21               393,750
    300,000  AAA    Tri-City Hospital Authority Hospital Revenue,
                      FGIC-Insured, 10.250% due 7/1/06(c)               394,125
  2,000,000  AAA    Washington, Wilkes Payroll Development
                      Authority Revenue, zero coupon due 12/1/21        525,000
--------------------------------------------------------------------------------
                                                                      4,265,406
--------------------------------------------------------------------------------
Hospital -- 10.5%
  1,000,000  AAA    Dalton Development Authority Revenue, Hamilton
                        Health Care Systems, MBIA-Insured,
                        5.250% due 8/15/26                              985,000
  1,000,000  AAA    Gwinnett County Hospital Authority Revenue,
                        Anticipation Certificates, (Gwinnett Hospital
                        System Inc. Project), Series A, MBIA-Insured,
                        5.250% due 9/1/27                               966,250
    500,000  BBB    Puerto Rico Industrial Tourist Educational,
                        Medical & Environmental Control Facility
                        Finance Authority, (Ryder Memorial Hospital
                        Project), Series A, 6.700% due 5/1/24           536,875
    500,000  BBB+   Savannah Hospital Authority, Candler Hospital,
                        7.000% due 1/1/11(c)                            531,875
--------------------------------------------------------------------------------
                                                                      3,020,000
--------------------------------------------------------------------------------
Housing: Multi-Family -- 19.4%
    500,000  AAA    Acworth Housing Authority Revenue, (Wingate
                        Falls Apartments Project), 6.125% due
                        3/1/17(b)                                       522,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO
 FACE
AMOUNT       RATING                 SECURITY                               VALUE
================================================================================

Housing: Multi-Family -- 19.4% (continued)
 $1,245,000  A      Atlanta Urban Residential Finance Authority,
                      Multi-Family Housing Revenue, (Cascade Pines
                      Housing Project), 6.250% due 9/1/10(b)         $1,299,469
    250,000  A      Cobb County Housing Authority Refunding,
                      (Signature Place Project), Series A, 6.875%       264,687
                      due 10/1/17
                    De Kalb County Housing Authority, Multi-Family
                      Housing Revenue, Series A:
  1,000,000  NR         Friendly Hills Apartments, FHA-Insured,
                            7.050% due 1/1/39(b)                      1,105,000
    300,000  AAA        Valley Brook Apartments Project, Revenue
                            Refunding, MBIA-Insured, 7.750% due
                            1/1/26                                      320,625
  1,000,000  A      Fulton County Multi-Family Housing Authority
                        Revenue, (Concorde Place Apartment Project),
                        6.300% due 7/1/16(b)                          1,037,500
  1,000,000  AAA    Lawrenceville Housing Authority, Multi-Family
                        Revenue, (Knollwood Park Apartments
                        Project), 6.250% due 12/1/29(b)               1,046,250
--------------------------------------------------------------------------------
                                                                      5,596,031
--------------------------------------------------------------------------------
Housing: Single-Family -- 7.0%
    180,000  AAA    Fulton County Housing Authority, Single-Family
                        Mortgage Revenue, Series A, GNMA-Collateralized,
                        6.600% due 3/1/28(b)                            191,025
    350,000  AA+    Georgia State HFA, Single-Family Mortgage Revenue,
                        Series A, FHA-Insured, 6.600% due 12/1/23(b)    370,125
    330,000  AA+    Georgia State Residential Finance Authority, Home
                        Ownership Mortgage, Series A, FHA-Insured,
                        7.250% due 12/1/21(b)                           356,400
    500,000  AAA    Puerto Rico Housing Bank and Finance Agency,
                        Single-Family Mortgage, Afford Housing Mortgage,
                    Portfolio I, GNMA/FNMA-Collateralized,
                        6.250% due 4/1/29(b)                            525,000
    550,000  AAA    Virgin Islands HFA, Single-Family Mortgage Revenue,
                        Series A, GNMA-Collateralized, 6.450% due
                        3/1/16(b)                                       578,188
--------------------------------------------------------------------------------
                                                                      2,020,738
--------------------------------------------------------------------------------
Industrial Development -- 1.9%
    500,000    A1*    Savannah EDA, PCR, (Union Camp Corp. Project),
                        6.150% due 3/1/17                               550,625
--------------------------------------------------------------------------------
Miscellaneous -- 2.0%
    500,000    BBB    Puerto Rico Housing Bank and Finance Agency,
                        7.500% due 12/1/06(c)                           585,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO
 FACE
AMOUNT       RATING                 SECURITY                               VALUE
================================================================================

Pollution Control -- 7.3%
 $  400,000    AAA    Burke County Development Authority PCR,
                        (Oglethorpe Power Co. Vogtle Project),
                        MBIA-Insured, 7.500% due 1/1/03              $  444,000
    500,000    A      Monroe County Development Authority PCR,
                        (Oglethorpe Power Co. Scherer Project),
                        Series A, 6.800% due 1/1/12                     585,000
  1,000,000    NR     Rockdale County Development Authority,
                        Solid Waste Disposal Revenue, (Visy Paper
                        Project), 7.500% due 1/1/26                   1,085,000
--------------------------------------------------------------------------------
                                                                      2,114,000
--------------------------------------------------------------------------------
Pre-Refunded(d) -- 1.9%
    500,000  AAA      Fulco Hospital Authority Revenue Anticipation
                        Certificates, Georgia Baptist Healthcare,
                        Series A, (Call 9/1/02 @ 102), 6.250% due
                        9/1/13                                          549,375
--------------------------------------------------------------------------------
Public Facilities -- 5.0%
    250,000  AAA      Butts County COP, MBIA-Insured, 6.750% due
                        12/1/14                                         278,750
  1,100,000  AAA      Cobb-Marietta Counties Coliseum and Exhibit
                        Hall Authority Revenue, MBIA-Insured,
                        5.625% due 10/1/26                            1,163,250
--------------------------------------------------------------------------------
                                                                      1,442,000
--------------------------------------------------------------------------------
Short-Term (e) -- 0.4%
   100,000  VMIG 1*   Putnam County Development Authority PCR,
                        (Georgia Power Co. Project), 1st Series,
                        4.000% due 6/1/23                               100,000
--------------------------------------------------------------------------------

Transportation -- 5.9%
    250,000  AAA      Metro Atlanta Rapid Transit Authority Revenue
                        Refunding, Series P, AMBAC-Insured, 6.250%
                        due 7/1/20                                      282,500
  1,500,000  A        Puerto Rico Commonwealth Highway &
                        Transportation Authority Revenue, Series Y,
                        5.000% due 7/1/36                             1,408,125
--------------------------------------------------------------------------------
                                                                      1,690,625
--------------------------------------------------------------------------------
Utilities -- 8.3%
    600,000   AAA     Georgia Municipal Electric Authority Power
                        Revenue, Series EE, AMBAC-Insured, 7.250%
                        due 1/1/24(c)                                   763,500
    500,000    A-     Georgia Municipal Gas Authority Revenue,
                        (Southern Storage Gas Project), 6.300% due
                        7/1/09                                          541,250
  1,000,000    AA     Hogansville Combined Public utility System,
                        Asset Guaranty, 5.850% due 10/1/15            1,073,750
--------------------------------------------------------------------------------
                                                                      2,378,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO
 FACE
AMOUNT       RATING                 SECURITY                            VALUE
================================================================================

Water & Sewer -- 15.6%
 $1,010,000  AAA      Atlanta Water & Sewer Revenue, FGIC-Insured,
                          5.250% due 1/1/27                          $  983,488
    500,000  AAA      Douglasville-Douglas County Water & Sewer
                          Authority Revenue, AMBAC-Insured, 5.625%
                          due 6/1/15                                    653,125
    300,000  AAA      Fulton County Water & Sewer Revenue,
                          FGIC-Insured, 6.375% due 1/1/14               343,125
    500,000  AAA      Milledgeville Water & Sewer Revenue,
                          FSA-Insured, 6.000% due 12/1/21               550,000
  1,000,000  AA       Peachtree City Water & Sewer Authority, Sewer
                          System Revenue, Series A, 5.375% due
                          3/1/22                                      1,005,000
  1,000,000  AAA      Rockdale County Water & Sewer Authority
                          Revenue, FSA-Insured, 5.000% due 7/1/22       956,250
--------------------------------------------------------------------------------
                                                                      4,490,988
--------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $26,784,378**)                       $28,803,288
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                                 OHIO PORTFOLIO
 FACE
AMOUNT        RATING                SECURITY                             VALUE
================================================================================

Education -- 6.1%
   $200,000    AAA    Lakeview Local School District, AMBAC-Insured,
                        6.900% due 12/1/14                            $  229,000
    100,000    AA     Ohio State Higher Education Facilities Revenue,
                        (Case Western University Project),
                        6.000% due 10/1/22                               103,250
    100,000    AAA    Strongsville City Schools, District Improvement,
                        AMBAC-Insured, 6.000% due 12/1/14                107,250
--------------------------------------------------------------------------------
                                                                         439,500
--------------------------------------------------------------------------------
General Obligation -- 23.9%
    150,000   A1*     Avon Lake City School District GO, 6.250%
                        due 12/1/19                                      161,813
    500,000   AAA     Cleveland GO, AMBAC-Insured, 5.500% due 9/1/16(c)  510,625
    250,000   AA      Columbiana County GO, Asset Guaranty,
                        6.600% due 12/1/17                               268,750
    105,000   AAA     Columbus Sewer Improvement #28 GO,
                        6.000% due 5/1/12                                112,613
    325,000   AAA     Lucas County GO, AMBAC-Insured,
                        5.400% due 12/1/15                               331,500
    300,000   AAA     Summit County Addiction & Mental Health
                        Facilities GO, AMBAC-Insured, 6.400% due
                        12/1/14                                          330,750
--------------------------------------------------------------------------------
                                                                       1,716,051
--------------------------------------------------------------------------------
Hospital -- 12.7%
    350,000    BBB-   Green Springs Health Care Facilities Revenue,
                        (St. Francis Health Care Center Project),
                        Series A, 7.125% due 5/15/25                     378,438
    500,000    BBB    Miami County Hospital Facilities, Refunding &
                        Improvement, Upper Valley Medical Center,
                        Series A, 6.375% due 5/15/26                     530,625
--------------------------------------------------------------------------------
                                                                         909,063
--------------------------------------------------------------------------------
Housing: Multi-Family -- 8.3%
    250,000    Aaa*   Cuyahoga County Multi-Family Housing Revenue,
                        Dalebridge Apartments, GNMA-Collateralized,
                        FHA Supported, 6.500% due 10/20/20(b)            264,062
    300,000    Aaa*   Kent Multi-Family Housing Revenue, Silver Meadows,
                        GNMA-Collateralized, FHA Supported,
                        7.150% due 12/20/26(b)                           331,500
--------------------------------------------------------------------------------
                                                                         595,562
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                                 OHIO PORTFOLIO
 FACE
AMOUNT       RATING                 SECURITY                            VALUE
================================================================================

Housing: Single-Family -- 11.1%
                      Ohio Housing Finance Agency Mortgage Revenue,
                        GNMA-Collateralized:
                          Residential Mortgage:
   $250,000    AAA          Series A-1, 6.100% due 9/1/14               $259,688
                            Series A-2:
    215,000    AAA            6.125% due 9/1/24(b)                       219,838
    240,000    AAA            6.625% due 3/1/26(b)                       254,400
     65,000    AAA        Single-Family Mortgage, Series A,
                            Long Option Period, 6.000% due 2/1/16         65,276
--------------------------------------------------------------------------------
                                                                         799,202
--------------------------------------------------------------------------------
Industrial Development -- 2.2%
    150,000    Aa3*   Toledo-Lucas County Port Authority Revenue Refunding,
                        (Cargill Inc. Project), 5.900% due 12/1/15       155,812
--------------------------------------------------------------------------------
Miscellaneous -- 5.5%
    200,000    AAA    Ohio State Building Authority Facilities,
                        Juvenile Correctional Projects, Series A,
                        AMBAC-Insured, 6.600% due 10/1/14                222,750
    150,000    AAA    Puerto Rico Public Buildings Authority Revenue,
                        Government Facilities, AMBAC-Insured,
                        Commonwealth Guaranteed, 6.250% due 7/1/15       171,938
--------------------------------------------------------------------------------
                                                                         394,688
--------------------------------------------------------------------------------
Pollution Control -- 2.2%
    150,000    AAA    Ohio State Water Development Authority PCR,
                        MBIA-Insured, 5.700% due 12/1/11                 157,313
--------------------------------------------------------------------------------
Short Term (e) -- 7.0%
    100,000    VMIG1* Ohio State Air Quality Development Authority Revenue,
                        Cincinnati Gas & Electric, Series B, 3.800% due
                        9/1/30                                           100,000
    200,000    A-1+   Paulding County Solid Waste Disposal Revenue,
                        (Lafarge Corp. Project), 3.800% due 8/1/26(b)    200,000
    200,000    VMIG1* Puerto Rico Commonwealth Government Development
                        Bank, Adjustable Rate, 3.700% due 12/1/15        200,000
--------------------------------------------------------------------------------
                                                                         500,000
--------------------------------------------------------------------------------
Solid Waste -- 7.3%
    500,000    NR    Ohio State Solid Waste Revenue, Republic Engineered
                       Steels Inc., 9.000% due 6/1/21(b)(c)              528,125
--------------------------------------------------------------------------------
Utilities -- 3.0%
    195,000   AAA    Cleveland Public Power System Revenue Improvement,
                       First Mortgage, Series B, MBIA-Insured,
                        7.000% due 11/15/17                              216,206
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                                 OHIO PORTFOLIO
 FACE
AMOUNT       RATING                 SECURITY                            VALUE
================================================================================

Water & Sewer -- 10.7%
   $100,000   AAA    Cleveland Water Works Revenue, First Mortgage,
                       Series F-92B, AMBAC-Insured, 6.250% due 1/1/16$   106,624
    400,000    A     Ohio State Water Development Authority, Solid
                       Waste Disposal Revenue, (Broken Hill Project),
                        6.450% due 9/1/20(b)                             429,000
    200,000    A-    Trumbull County Sewer Disposal Revenue, (General
                        Motors Corp. Project), 6.750% due 7/1/14(b)      232,750
--------------------------------------------------------------------------------
                                                                         768,374
--------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $6,696,403**)                           $7,179,896
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
 FACE
AMOUNT        RATING              SECURITY                             VALUE
================================================================================

Education -- 3.4%
 $1,000,000    AAA    Abington School District, GO Unlimited,
                        FGIC-Insured, 6.000% due 5/15/21              $1,053,750
  1,050,000    AAA    McKeesport Area School District, Series B,
                        FGIC-Insured, zero coupon due 10/1/20            303,188
--------------------------------------------------------------------------------
                                                                       1,356,938
--------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 4.2%
    520,000    AAA   Cambria County Hospital Development Authority,
                       Conemaugh Valley Memorial Hospital,
                       7.625% due 9/1/11                                 614,900
    435,000    AAA   Lewisburg Area School District Building,
                       AMBAC-Insured, 9.750% due 2/15/04(c)              531,244
    290,000    AAA   Southeastern Greene School District,
                       9.375% due 7/1/03                                 335,312
    145,000    AAA   York County GO, Refunding, AMBAC-Insured,
                       8.875% due 6/1/06                                 175,269
--------------------------------------------------------------------------------
                                                                       1,656,725
--------------------------------------------------------------------------------
Finance -- 4.0%
    500,000    A     Pennsylvania State Finance Authority Revenue
                       Refunding, (Municipal Capital Input Project),
                       Societe Generale, 6.600% due 11/1/09              543,125
  1,100,000    AAA   Puerto Rico Public Buildings Authority Revenue,
                       Series B, AMBAC-Insured, 5.000% due 7/1/27      1,050,500
--------------------------------------------------------------------------------
                                                                       1,593,625
--------------------------------------------------------------------------------
General Obligation -- 2.3%
  1,255,000    AAA    Hazleton Area School District GO, Series B,
                        FGIC-Insured, zero coupon due 3/1/25             283,944
  2,000,000    AAA    Westmoreland County GO, FGIC-Insured,
                        zero coupon due 12/1/18                          637,500
--------------------------------------------------------------------------------
                                                                         921,444
--------------------------------------------------------------------------------
Hospital  --  23.0%
    500,000   AAA    Allegheny Hospital Development Authority,
                       (General Hospital Project), Series A, MBIA-
                       Insured, 6.250% due 9/1/20                        535,625
  1,000,000   BBB    Allentown Area Hospital Authority Revenue,
                       Sacred Heart Hospital, 6.750% due 11/15/14      1,067,500
  1,000,000   BBB+   Hazelton Health Services Authority Revenue, St.
                       Joseph's Medical Center, 6.200% due 7/1/26      1,041,250
  1,000,000   BBB    Horizon Hospital System Authority Revenue,
                       Horizon Hospital Systems Inc., 6.350% due
                       5/15/26                                         1,038,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
 FACE
AMOUNT        RATING              SECURITY                             VALUE
================================================================================

Hospital  --  23.0% (continued)
 $1,100,000    BBB-   McKean County Hospital Authority Revenue,
                        (Bradford Hospital Project), 6.100% due
                        10/1/20                                       $1,119,250
  1,000,000    AA     Potter County Hospital Authority Revenue,
                        Asset Guaranty-Insured, 6.050% due 8/1/24      1,038,750
    500,000    BBB    Puerto Rico Industrial, Tourist, Educational,
                        Medical & Environmental Control Facilities,
                        (Ryder Memorial Hospital Project), Series A,
                        6.700% due 5/1/24                                536,875
                      Scranton-Lackawanna Health & Welfare Authority
                        Revenue:
    500,000    BBB-++   Allied Services Rehabilitation Hospitals,
                          (Project-A), 7.600% due 7/15/20                540,625
    750,000    BBB-   Moses Taylor Hospital Project, 6.250% due
                        7/1/20                                           764,062
    500,000    AAA    Wayne County Hospital & Health Facilities
                        Authority, County Guaranteed Hospital
                        Revenue,(Wayne Memorial Hospital Project),
                        MBIA-Insured, 6.250% due 7/1/14                  530,625
  1,000,000    AAA    York County Hospital Authority Revenue, York
                        Hospital, AMBAC-Insured, 5.250% due 7/1/23       968,750
--------------------------------------------------------------------------------
                                                                       9,182,062
--------------------------------------------------------------------------------
Housing: Multi-Family -- 4.3%
  1,500,000    BBB+   Montgomery County Redevelopment Authority,
                        Multi-Family Housing Revenue, (KBF Associates
                        L.P. Project), Series A, 6.375% due 7/1/12     1,509,375
    205,000    AAA    Pittsburgh Urban Redevelopment Authority,
                        Mortgage Revenue, Series B, 6.950% due
                        10/1/10(b)                                       213,712
--------------------------------------------------------------------------------
                                                                       1,723,087
--------------------------------------------------------------------------------
Housing: Single-Family -- 8.3%
                      Allegheny County, Residential Mortgage
                        Refunding, Single-Family Housing, GNMA-
                        Collateralized:
    970,000    Aaa*       6.875% due 5/1/26(b)                         1,046,387
  1,775,000    Aaa*       Zero coupon due 5/1/27(b)                      199,687
  1,000,000    AA+    Pennsylvania Housing Finance Agency, Single-
                        Family Housing, Series A, 5.800% due
                        10/1/29(b)                                     1,008,750
  1,000,000    AAA    Puerto Rico Single-Family Housing Mortgage
                        Revenue, GNMA/FNMA/FHLMC-Collateralized,
                        6.250% due 4/1/29(b)                           1,050,000
--------------------------------------------------------------------------------
                                                                       3,304,824
--------------------------------------------------------------------------------
Industrial Development -- 13.4%
  1,000,000    BBB-   Allegheny County IDA Refunding Environmental
                        Improvement, USX Corp., 6.700% due 12/1/20(c)  1,078,750
  1,000,000    A-     Bradford IDA Solid Waste, International Paper
                        Co., 6.600% due 3/1/19(b)                      1,101,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
 FACE
AMOUNT        RATING              SECURITY                             VALUE
================================================================================

Industrial Development -- 13.4% (continued)
 $1,000,000    A      Delaware County, Industrial Development
                        Authority Revenue, Resource Recovery
                        Facility, Series A, 6.200% due 7/1/19         $1,055,000
  1,000,000    A-     Erie County IDA Environmental Improvement
                        Revenue, (International Paper Co. Project),
                        Series A, 7.625% due 11/1/18(b)(c)             1,161,250
  1,000,000    AA     Philadelphia  Authority For Industrial
                        Development, Industrial & Commercial Revenue,
                        (Girard Estates Facility Leasing Project),
                        5.000% due 5/15/27                               937,500
--------------------------------------------------------------------------------
                                                                       5,333,750
--------------------------------------------------------------------------------
Life-Care -- 6.4%
                      Montgomery County IDA, Retirement Community
                        Revenue:
  1,500,000    A-       Series A, 5.875% due 11/15/22                  1,526,250
  1,000,000    A-       Series B, 5.625% due 11/15/12                  1,006,250
--------------------------------------------------------------------------------
                                                                       2,532,500
--------------------------------------------------------------------------------
Miscellaneous -- 2.9%
  1,000,000    BBB    Puerto Rico Housing Bank & Finance Agency,
                        7.500% due 12/1/06                             1,170,000
--------------------------------------------------------------------------------

Pollution Control -- 4.0%
  1,000,000    AAA    Northhampton County IDA, Metropolitan Edison,
                        Series A, MBIA-Insured, 6.100% due 7/15/21     1,057,500
    500,000    BBB-   Pennsylvania Economic Development Financing
                        Authority, Resource Recovery Revenue, (Colver
                        Project), Series D, 7.150% due 12/1/18(b)        545,625
--------------------------------------------------------------------------------
                                                                      1,603,125
--------------------------------------------------------------------------------
Pre-Refunded(d) -- 4.4%
    920,000    AAA    Philadelphia Hospital Revenue, (United Hospital
                        Inc. Project), (Call 7/1/05 @ 100), 10.875%
                        due 7/1/08(c)                                  1,197,150
    500,000    AAA    Scranton-Lackawanna Health & Welfare
                        Authority Revenue, (University of Scranton
                        Project), AMBAC-Insured, (Call 11/1/03 @ 100),
                        6.800% due 11/1/14(c)                            564,375
--------------------------------------------------------------------------------
                                                                       1,761,525
--------------------------------------------------------------------------------
Solid Waste -- 3.4%
    250,000    BBB    Lancaster County Solid Waste Management
                        Authority, Resource Recovery Systems Revenue
                        Landfill, 7.875% due 12/15/09                    259,825
  1,000,000    A      New Morgan IDA Solid Waste Disposal, Browning
                        Ferris Industries Inc., 6.500% due 4/1/19(b)   1,076,250
--------------------------------------------------------------------------------
                                                                       1,336,075
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1997
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
 FACE
AMOUNT        RATING              SECURITY                             VALUE
================================================================================

Transportation -- 9.6%
 $1,200,000    AAA    Allegheny County Airport Revenue, Pittsburgh
                        International Airport, Series B, MBIA-
                        Insured, 5.000% due 1/1/17                   $ 1,153,500
  1,500,000    A      Puerto Rico Commonwealth Highway &
                        Transportation Authority, 5.000% due 7/1/36    1,408,126
  1,200,000    BBB-   Puerto Rico Ports Authority Revenue, American
                        Airlines, Series A, 6.250% due 6/1/26(b)       1,275,000
--------------------------------------------------------------------------------
                                                                       3,836,626
--------------------------------------------------------------------------------
Utilities -- 1.1%
    400,000    BBB    Guam Power Authority Revenue, Series A,
                        6.750% due 10/1/24                               436,500
--------------------------------------------------------------------------------
Water & Sewer -- 5.3%
  1,000,000    AAA    Allegheny County Sanitation Authority, Sewer
                        Revenue, MBIA-Insured, 5.375% due 12/1/24        991,250
  1,000,000    AAA    Philadelphia Water & Wastewater Revenue,
                        MBIA-Insured, 6.250% due 8/1/12                1,121,250
--------------------------------------------------------------------------------
                                                                       2,112,500
--------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $37,673,017**)                        $39,861,306
================================================================================
a) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated by Custodian for open purchase commitments.
(d) Pre-refunded bond escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
++    Fitch Investors Services, Inc.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 26 and 27 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BOND RATINGS
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those that are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's") or by (++) are rated by Fitch Investors Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
Bond Ratings (continued)
--------------------------------------------------------------------------------

Fitch -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

BBB -- Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is con sidered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO. VMIG 2 -- Moody's second highest rating for issues having a demand feature --
           VRDO.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG  -- Association of Bay Area Governments
AIG   -- American International Guaranty
AMBAC -- AMBAC Indemnity Corporation
BAN   -- Bond Anticipation Notes
BIG   -- Bond Investors Guaranty
CGIC  -- Capital Guaranty Insurance Company
CHFCLI-- California Health Facility Construction Loan Insurance
CONNIE
 LEE  -- College Construction Loan Insurance Association
COP   -- Certificate of Participation
EDA   -- Economic Development Authority
ETM   -- Escrowed to Maturity
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FLAIRS-- Floating Adjustable Interest Rate Securities
FNMA  -- Federal National Mortgage Association
FRTC  -- Floating Rate Trust Certificates
FSA   -- Financial Security Assurance
GIC   -- Guaranteed Investment Contract
GNMA  -- Government National Mortgage Association

GO    -- General Obligation
HDC   -- Housing Development Corporation
HFA   -- Housing Finance Authority
IDA   -- Industrial Development Authority
IDB   -- Industrial Development Board
IDR   -- Industrial Development Revenue
INFLOS-- Inverse Floaters
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
MVRICS-- Municipal Variable Rate Inverse Coupon Security
PCR   -- Pollution Control Revenue
RAN   -- Revenue Anticipation Notes
RIBS  -- Residual Interest Bonds
RITES -- Residual Interest Tax-Exempt Securities
SYCC  -- Structured Yield Curve Certificate
TAN   -- Tax Anticipation Notes
TECP  -- Tax-Exempt Commercial Paper
TOB   -- Tender Option Bonds
TRAN  -- Tax and Revenue Anticipation Notes
VA    -- Veterans Administration
VRWE  -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)              September 30, 1997
--------------------------------------------------------------------------------

                                                      Georgia         Ohio      Pennsylvania
                                                     Portfolio      Portfolio    Portfolio
============================================================================================
ASSETS:
    Investments, at value (Cost -- $26,784,378,
      $6,696,403 and $37,673,017, respectively)       $28,803,288   $7,179,896  $39,861,306
    Cash                                                   22,381       19,915       52,767
    Interest receivable                                   465,641      118,464      704,281
    Receivable from Fund shares sold                       15,080           --       64,875
    Receivable from securities sold                            --        5,000           --
    Receivable from manager (Note 4)                           --       19,352           --
--------------------------------------------------------------------------------------------
    Total Assets                                       29,306,390    7,342,627   40,683,229
--------------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                      971,783           --    1,143,737
    Management fees payable                                17,962           --           --
    Distribution fees payable                               3,428        1,241        5,770
    Accrued expenses                                       29,892       16,104       27,340
--------------------------------------------------------------------------------------------
    Total Liabilities                                   1,023,065       17,345    1,176,847
--------------------------------------------------------------------------------------------
Total Net Assets                                      $28,283,325   $7,325,282  $39,506,382
============================================================================================
NET ASSETS:
    Par value of shares of beneficial interest             $2,132         $577       $2,964
    Capital paid in excess of par value                26,207,833    6,781,128   36,988,514
    Undistributed (overdistributed) net
      investment income                                   (14,028)      19,483       57,699
    Accumulated net realized gain
      on security transactions                             68,478       40,601      268,916
    Net unrealized appreciation of investments          2,018,910      483,493    2,188,289
--------------------------------------------------------------------------------------------
Total Net Assets                                      $28,283,325   $7,325,282  $39,506,382
============================================================================================
Shares Outstanding:
    Class A                                             1,215,065      241,947    1,126,286
    ----------------------------------------------------------------------------------------
    Class B                                               645,265      266,682    1,327,638
    ----------------------------------------------------------------------------------------
    Class C                                               271,229       67,939      510,537
    ----------------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                         $13.27       $12.73       $13.34
    ----------------------------------------------------------------------------------------
    Class B*                                               $13.27       $12.69       $13.32
    ----------------------------------------------------------------------------------------
    Class C**                                              $13.25       $12.69       $13.31
    ----------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (Net asset value plus 4.17% of net asset value)        $13.82       $13.26       $13.90
============================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 4).

                       See Notes to Financial Statements.

================================================================================
Statements of Operations (unaudited)
================================================================================
For the Six Months Ended September 30, 1997

                                                 Georgia       Ohio      Pennsylvania
                                                Portfolio    Portfolio    Portfolio
=====================================================================================
INVESTMENT INCOME:
    Interest                                     $770,099    $229,866     $1,143,946
-------------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 4)                       60,151      16,831         86,231
    Distribution fees (Note 4)                     49,410      16,851         87,138
    Shareholder and system servicing fees          10,425       7,560         12,050
    Audit and legal                                 8,000       7,600          7,000
    Shareholder communications                      5,250       3,500         11,000
    Pricing service fees                            3,100       1,950          3,300
    Registration fees                               2,500       2,250          3,500
    Trustees' fees                                  1,350       1,350          1,850
    Custody                                         1,200         300          1,400
    Other                                           1,125       2,125          4,170
-------------------------------------------------------------------------------------
    Total Expenses                                142,511      60,317        217,639
    Less: Management fee waiver and
      expense reimbursement (Note 4)              (45,239)    (22,547)       (86,231)
-------------------------------------------------------------------------------------
    Net Expenses                                   97,272      37,770        131,408
-------------------------------------------------------------------------------------
Net Investment Income                             672,827     192,096      1,012,538
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                       4,303,134     591,582     13,016,000
      Cost of securities sold                   4,233,789     572,462     12,737,413
-------------------------------------------------------------------------------------
    Net Realized Gain                              69,345      19,120        278,587
-------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation
    of Investments:
      Beginning of period                         437,671     209,409        539,401
      End of period                             2,018,910     483,493      2,188,289
-------------------------------------------------------------------------------------
    Increase in Net
      Unrealized Appreciation                   1,581,239     274,084      1,648,888
-------------------------------------------------------------------------------------
Net Gain on Investments                         1,650,584     293,204      1,927,475
-------------------------------------------------------------------------------------
Increase in Net Assets From Operations         $2,323,411    $485,300     $2,940,013
=====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

Georgia Portfolio                                     September 30     March 31
================================================================================
OPERATIONS:
  Net investment income                                $   672,827  $ 1,111,529
  Net realized gain                                         69,345      127,579
  Increase (decrease)in net unrealized appreciation      1,581,239     (150,783)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 2,323,411    1,088,325
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                   (684,284)  (1,099,230)
  Net realized gains                                            --     (122,390)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions to Shareholders                        (684,284)  (1,221,620)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                       2,835,445    9,113,953
  Net asset value of shares issued
      for reinvestment of dividends                        436,968      778,557
  Cost of shares reacquired                             (1,698,080)  (2,808,135)
--------------------------------------------------------------------------------
  Increase in Net Assets From
     Fund Share Transactions                             1,574,333    7,084,375
--------------------------------------------------------------------------------
Increase in Net Assets                                   3,213,460    6,951,080

NET ASSETS:
  Beginning of period                                   25,069,865   18,118,785
--------------------------------------------------------------------------------
  End of period*                                       $28,283,325  $25,069,865
================================================================================
* Includes overdistributed net investment income of:      $(14,028)     $(2,571)
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

Ohio Portfolio                                        September 30     March 31
================================================================================
OPERATIONS:
  Net investment income                                $  192,096    $  433,476
  Net realized gain                                        19,120        21,502
  Increase in net unrealized appreciation                 274,084        52,038
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations                 485,300       507,016
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                  (190,310)     (445,978)
  Net realized gains                                           --       (15,321)
-------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                      (190,310)     (461,299)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                             --     1,261,552
  Net asset value of shares issued
     for reinvestment of dividends                        126,854       325,281
  Cost of shares reacquired                              (581,272)   (3,041,733)
-------------------------------------------------------------------------------
   Decrease in Net Assets From
      Fund Share Transactions                            (454,418)   (1,454,900)
-------------------------------------------------------------------------------
Decrease in Net Assets                                   (159,428)   (1,409,183)

NET ASSETS:
   Beginning of period                                  7,484,710     8,893,893
-------------------------------------------------------------------------------
   End of period*                                      $7,325,282    $7,484,710
================================================================================
* Includes undistributed net investment income of:        $19,483       $17,697
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

Pennsylvania Portfolio                            September 30       March 31
================================================================================
OPERATIONS:
  Net investment income                         $  1,012,538     $  1,819,626
  Net realized gain                                  278,587            6,960
  Increase in net unrealized appreciation          1,648,888           88,962
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations          2,940,013        1,915,548
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                             (952,518)      (1,826,062)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                  (952,518)      (1,826,062)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                 3,743,612        9,408,115
  Net asset value of shares issued
    for reinvestment of dividends                    609,738        1,155,353
  Cost of shares reacquired                       (3,276,266)      (3,871,277)
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                       1,077,084        6,692,191
--------------------------------------------------------------------------------
Increase in Net Assets                             3,064,579        6,781,677

NET ASSETS:
   Beginning of period                            36,441,803       29,660,126
--------------------------------------------------------------------------------
   End of period*                                $39,506,382      $36,441,803
================================================================================
* Includes undistributed (overdistributed)
     net investment income of:                       $57,699          $(2,321)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Georgia, Ohio and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and six other separate investment portfolios: Florida, New York, National, Limited Term, California Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $4,586 was reclassified to paid-in capital for the Pennsylvania Portfolio. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment,

--------------------------------------------------------------------------------
Notes to Financial Statements (audited)(continued)
--------------------------------------------------------------------------------

financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. PORTFOLIO CONCENTRATION

     Since the Georgia, Ohio and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia, Ohio and Pennsylvania, respectively, each portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Portfolios. The Portfolios pay SBMFM a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM waived all of its management fees for the Ohio and Pennsylvania Portfolios and waived a portion of its fee for the Georgia Portfolio for the six months ended September 30, 1997. In addition, SBMFM has agreed to reimburse the Ohio Portfolio for certain expenses totaling $5,716 for the six months ended September 30, 1997.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1997, SB received sales charges of approximately $52,000 on purchases of the Portfolios' Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

     For the six months ended September 30, 1997, CDSCs paid to SB were approximately:

Portfolio                                                           Class B
================================================================================
Georgia                                                             $ 7,000
--------------------------------------------------------------------------------
Ohio                                                                  2,000
--------------------------------------------------------------------------------
Pennsylvania                                                         13,000
================================================================================

     Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

     For the six months ended September 30, 1997, total Distribution Plan fees incurred were:

Portfolio                                 Class A      Class B      Class C
================================================================================
Georgia                                   $11,499       $25,937      $11,974
--------------------------------------------------------------------------------
Ohio                                        2,301        11,588        2,962
--------------------------------------------------------------------------------
Pennsylvania                               11,688        53,872       21,578
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

     5. INVESTMENTS

     During the six months ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                         Georgia       Ohio      Pennsylvania
                                        Portfolio    Portfolio     Portfolio
================================================================================
Purchases                              $10,178,963        --      $16,484,928
--------------------------------------------------------------------------------
Sales                                    4,303,134     $591,582    13,016,000
================================================================================

     At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                         Georgia       Ohio      Pennsylvania
                                        Portfolio    Portfolio     Portfolio
================================================================================
Gross unrealized appreciation          $2,021,124    $483,844     $2,193,415
Gross unrealized depreciation              (2,214)       (351)        (5,126)
--------------------------------------------------------------------------------
Net unrealized appreciation            $2,018,910    $483,493     $2,188,289
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

     6. SHARES OF BENEFICIAL INTEREST

     At September 30, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At September 30, 1997, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                                Class A      Class B       Class C
================================================================================
Georgia                                $14,920,481   $ 7,959,526   $3,329,958
--------------------------------------------------------------------------------
Ohio                                     2,795,043     3,182,383      804,279
--------------------------------------------------------------------------------
Pennsylvania                            13,959,592    16,667,640    6,364,246
================================================================================

     Transactions in shares of each class were as follows:

                               Six Months Ended               Year Ended
                              September 30, 1997            March 31, 1997
                             ---------------------       ---------------------
Georgia Portfolio            Shares       Amount         Shares       Amount
================================================================================
Class A
Shares sold                   112,977  $ 1,445,526      457,524     $ 5,795,183
Shares issued on reinvestment  19,403      251,331       33,287         419,038
Shares redeemed               (79,200)  (1,006,524)    (108,171)     (1,364,400)
-------------------------------------------------------------------------------
Net Increase                   53,180    $ 690,333      382,640     $ 4,849,821
===============================================================================
Class B
Shares sold                    82,165  $ 1,058,224      202,325     $ 2,540,756
Shares issued on reinvestment   9,322      120,658       17,331         218,224
Shares redeemed               (35,804)    (459,643)     (66,812)       (843,932)
-------------------------------------------------------------------------------
Net Increase                   55,683  $   719,239      152,844     $ 1,915,048
===============================================================================
Class C
Shares sold                    25,733  $   331,695       61,542     $   778,014
Shares issued on reinvestment   5,027       64,979       11,251         141,295
Shares redeemed               (18,069)    (231,913)     (47,652)       (599,803)
--------------------------------------------------------------------------------
Net Increase                   12,691  $   164,761       25,141     $   319,506
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

                                  Six Months Ended               Year Ended
                                 September 30, 1997            March 31, 1997
                                ---------------------       --------------------
Ohio Portfolio                  Shares       Amount         Shares       Amount
================================================================================
Class A
Shares sold                           --            --     62,239      $752,159
Shares issued on reinvestment      4,707       $58,911     12,822       157,361
Shares redeemed                  (12,640)     (157,948)  (125,573)   (1,554,127)
-------------------------------------------------------------------------------
Net Decrease                      (7,933)     $(99,037)   (50,512)    $(644,607)
================================================================================
Class B
Shares sold                           --            --     32,302      $398,997
Shares issued on reinvestment      4,392       $54,814     11,136       136,537
Shares redeemed                  (33,256)     (417,677)  (103,577)   (1,269,532)
-------------------------------------------------------------------------------
Net Decrease                     (28,864)    $(362,863)   (60,139)    $(733,998)
================================================================================
Class C
Shares sold                           --            --      9,045      $110,396
Shares issued on reinvestment      1,051       $13,129      2,560        31,383
Shares redeemed                     (448)       (5,647)   (17,667)     (218,074)
-------------------------------------------------------------------------------
Net Increase (Decrease)              603        $7,482     (6,062)     $(76,295)
================================================================================
Pennsylvania Portfolio
================================================================================
Class A
Shares sold                       63,238      $828,163    307,459    $3,903,533
Shares issued on reinvestment     22,748       297,354     42,485       539,870
Shares redeemed                 (156,251)   (2,073,834)   (91,821)   (1,170,767)
-------------------------------------------------------------------------------
Net Increase (Decrease)          (70,265)    $(948,317)   258,123    $3,272,636
================================================================================
Class B
Shares sold                      134,024    $1,753,778    328,162    $4,153,859
Shares issued on reinvestment     17,476       228,150     35,686       452,643
Shares redeemed                  (54,674)     (710,448)  (174,300)   (2,226,160)
-------------------------------------------------------------------------------
Net Increase                      96,826    $1,271,480    189,548    $2,380,342
================================================================================
Class C
Shares sold                       88,767    $1,161,671    106,472    $1,350,723
Shares issued on reinvestment      6,452        84,234     12,840       162,840
Shares redeemed                  (38,123)     (491,984)   (37,197)     (474,350)
-------------------------------------------------------------------------------
Net Increase                      57,096      $753,921     82,115    $1,039,213
===============================================================================

     7. CAPITAL LOSS CARRYFORWARD

     At March 31, 1997, the Pennsylvania Portfolio had, for Federal income tax purposes, approximately $9,700 of loss carryforwards available to offset future capital gains through March 31, 2005. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                       Class A Shares
                                       --------------------------------------------
Georgia Portfolio                        1997(1)      1997       1996       1995(2)
===================================================================================
Net Asset Value, Beginning of Period   $12.48       $12.50     $12.10     $12.00
-----------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)              0.34         0.69       0.70       0.62
  Net realized and unrealized gain       0.80         0.04       0.45       0.10*
-----------------------------------------------------------------------------------
Total Income From Operations             1.14         0.73       1.15       0.72
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.35)       (0.67)     (0.70)     (0.62)
  Net realized gains                       --        (0.08)     (0.05)        --
-----------------------------------------------------------------------------------
Total Distributions                     (0.35)       (0.75)     (0.75)     (0.62)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period         $13.27       $12.48     $12.50     $12.10
-----------------------------------------------------------------------------------
Total Return                             9.19%++      5.95%      9.67%      6.29%++
-----------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $16,127      $14,495     $9,744     $8,520
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)#                          0.50%+       0.48%      0.38%      0.28%+
  Net investment income                  5.26+        5.49       5.57       5.43+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                    17%          81%        63%        34%
===================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2)   For the period from April 4, 1994 (inception date) to March 31, 1995.
(3) The Manager has waived all or part of its fees for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class A      $0.02   $0.04  $0.11  $0.12      0.84%+   0.90% 1.23% 1.20%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% for Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                            Class B Shares
                                           -----------------------------------------------
Georgia Portfolio                              1997(1)      1997      1996     1995(2)(3)
==========================================================================================
Net Asset Value, Beginning of Period          $12.47       $12.50     $12.11     $12.27
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                     0.31         0.62       0.64       0.49
  Net realized and unrealized gain (loss)       0.80         0.04       0.45      (0.16)*
------------------------------------------------------------------------------------------
Total Income From Operations                    1.11         0.66       1.09       0.33
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.31)       (0.61)     (0.65)     (0.49)
  Net realized gains                              --        (0.08)     (0.05)        --
------------------------------------------------------------------------------------------
Total Distributions                            (0.31)       (0.69)     (0.70)     (0.49)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.27       $12.47     $12.50     $12.11
------------------------------------------------------------------------------------------
Total Return                                    9.02%++      5.33%      9.08%      2.88%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $8,561       $7,354     $5,461     $2,551
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)#                                 1.02%+       1.00%      0.92%      0.85%+
  Net investment income                         4.74+        4.97       5.20       5.37+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           17%          81%        63%        34%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) On November 7, 1994, the former Class E shares were renamed Class B shares.
(3)   For the period from June 15, 1994 (inception date) to March 31, 1995.
(4) The Manager has waived all or part of its fees for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class B      $0.02   $0.05  $0.10  $0.11      1.35%+   1.42% 1.77% 1.82%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.30% for Class B shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                            Class C Shares
                                           -----------------------------------------------
Georgia Portfolio                             1997(1)      1997       1996     1995(2)(3)
==========================================================================================
Net Asset Value, Beginning of Period          $12.46       $12.49     $12.09     $12.06
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                     0.31         0.62       0.63       0.55
  Net realized and unrealized gain              0.79         0.03       0.46       0.04*
------------------------------------------------------------------------------------------
Total Income From Operations                    1.10         0.65       1.09       0.59
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.31)       (0.60)     (0.64)     (0.56)
  Net realized gains                              --        (0.08)     (0.05)        --
------------------------------------------------------------------------------------------
Total Distributions                            (0.31)       (0.68)     (0.69)     (0.56)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.25       $12.46     $12.49     $12.09
------------------------------------------------------------------------------------------
Total Return                                    8.91%++      5.28%      9.12%      5.11%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $3,595       $3,221     $2,914     $1,295
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)#                                 1.06%+       1.04%      0.97%      0.90%+
  Net investment income                         4.70+        4.93       5.18       5.22+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           17%          81%        63%        34%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)   For the period from April 14, 1994 (inception date) to March 31, 1995.
(4) The Manager has waived all or part of its fees for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class C      $0.02   $0.05  $0.10  $0.12      1.40%+   1.46% 1.82% 1.85%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                             Class A Shares
                                           -----------------------------------------------
Ohio Portfolio                                 1997(1)      1997       1996       1995(2)
==========================================================================================
Net Asset Value, Beginning of Period          $12.23       $12.20     $11.97     $12.00
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)                     0.34         0.67       0.71       0.52
  Net realized and unrealized gain (loss)       0.50         0.05       0.19      (0.07)*
------------------------------------------------------------------------------------------
Total Income From Operations                    0.84         0.72       0.90       0.45
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.34)       (0.67)     (0.67)     (0.48)
  Net realized gains                              --        (0.02)     (0.00)**      --
------------------------------------------------------------------------------------------
Total Distributions                            (0.34)       (0.69)     (0.67)     (0.48)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.73       $12.23     $12.20     $11.97
------------------------------------------------------------------------------------------
Total Return                                    6.91%++      6.06%      7.65%      4.04%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $3,079       $3,056     $3,665     $2,766
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)#                                 0.70%+       0.61%      0.30%      0.20%+
  Net investment income                         5.45+        5.33       5.86       5.75+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%          57%        42%        44%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2)   For the period from June 13, 1994 (inception date) to March 31, 1995.
(3) The Manager has waived all of its fees and reimbursed expenses of $5,716, $13,636, $59,614 and $41,401 for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class A      $0.04   $0.09  $0.16  $0.21      1.30%+   1.22% 1.58% 1.91%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
**    Amount represents less than $0.01 per share.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% for Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                            Class B Shares
                                           -----------------------------------------------
Ohio Portfolio                                1997(1)      1997       1996     1995(2)(3)
==========================================================================================
Net Asset Value, Beginning of Period          $12.20       $12.18     $11.96     $12.02
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                     0.31         0.60       0.63       0.47
  Net realized and unrealized gain (loss)       0.49         0.06       0.21      (0.10)*
------------------------------------------------------------------------------------------
Total Income From Operations                    0.80         0.66       0.84       0.37
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.31)       (0.62)     (0.62)     (0.43)
  Net realized gains                              --        (0.02)     (0.00)**      --
------------------------------------------------------------------------------------------
Total Distributions                            (0.31)       (0.64)     (0.62)     (0.43)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.69       $12.20     $12.18     $11.96
------------------------------------------------------------------------------------------
Total Return                                    6.62%++      5.52%      7.10%      3.31%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $3,384       $3,607     $4,334     $2,041
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)#                                 1.22%+       1.13%      0.83%      0.72%+
  Net investment income                         4.93+        4.81       5.44       5.10+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%          57%        42%        44%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) On November 7, 1994, the former Class E shares were renamed Class B shares.
(3)   For the period from June 14, 1994 (inception date) to March 31, 1995.
(4) The Manager has waived all of its fees and reimbursed expenses of $5,716, $13,636, $59,614 and $41,401 for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class B      $0.04   $0.08  $0.11  $0.25      1.62%+   1.74% 2.14% 2.43%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
**    Amount represents less than $0.01 per share.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.30% for Class B shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                             Class C Shares
                                           -----------------------------------------------
Ohio Portfolio                                1997(1)      1997       1996     1995(2)(3)
==========================================================================================
Net Asset Value, Beginning of Period          $12.21       $12.19     $11.96     $12.02
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)                     0.33         0.59       0.63       0.46
  Net realized and unrealized gain (loss)       0.46         0.06       0.21      (0.09)*
------------------------------------------------------------------------------------------
Total Income From Operations                    0.79         0.65       0.84       0.37
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.31)       (0.61)     (0.61)     (0.43)
  Net realized gains                              --        (0.02)     (0.00)**      --
------------------------------------------------------------------------------------------
Total Distributions                            (0.31)       (0.63)     (0.61)     (0.43)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.69       $12.21     $12.19     $11.96
------------------------------------------------------------------------------------------
Total Return                                    6.51%++      5.48%      7.14%      3.28%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $862         $822       $895       $582
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)#                                 1.26%+       1.17%      0.89%      0.77%+
  Net investment income                         4.89+        4.77       5.37       5.09+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%          57%        42%        44%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)   For the period from June 14, 1994 (inception date) to March 31, 1995.
(4) The Manager has waived all of its fees and reimbursed expenses of $5,716, $13,636, $59,614 and $41,401 for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996, and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class C      $0.04   $0.08  $0.16  $0.25      1.85%+   1.78% 2.20% 2.48%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
**    Amount represents less than $0.01 per share.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                            Class A Shares
                                           -----------------------------------------------
Pennsylvania Portfolio                        1997(1)      1997       1996(2)  1995(3)(4)
==========================================================================================
Net Asset Value, Beginning of Period          $12.66       $12.62     $12.40     $12.00
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (5)                     0.37         0.71       0.70       0.67
  Net realized and unrealized gain              0.66         0.04       0.29       0.35*
------------------------------------------------------------------------------------------
Total Income From Operations                    1.03         0.75       0.99       1.02
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.35)       (0.71)     (0.72)     (0.62)
  Net realized gains                              --           --      (0.05)        --
------------------------------------------------------------------------------------------
Total Distributions                            (0.35)       (0.71)     (0.77)     (0.62)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.34       $12.66     $12.62     $12.40
------------------------------------------------------------------------------------------
Total Return                                    8.18%++      6.11%      8.08%      8.82%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $15,028      $15,152    $11,847     $7,974
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)#                                 0.37%+       0.37%      0.38%      0.29%+
  Net investment income                         5.60+        5.66       5.57       5.76+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           34%         122%        88%        38%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(4)   For the period from April 4, 1994 (inception date) to March 31, 1995.
(5) The Manager has waived all of its fees for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class A      $0.03   $0.06  $0.07  $0.09      0.78%+   0.82% 0.93% 1.03%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% for Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                            Class B Shares
                                           -----------------------------------------------
Pennsylvania Portfolio                        1997(1)      1997       1996(2)  1995(3)(4)
==========================================================================================
Net Asset Value, Beginning of Period          $12.64       $12.61     $12.39     $12.35
Income From Operations:
  Net investment income (5)                     0.33         0.65       0.64       0.51
  Net realized and unrealized gain              0.66         0.03       0.29       0.01*
------------------------------------------------------------------------------------------
Total Income From Operations                    0.99         0.68       0.93       0.52
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.31)       (0.65)     (0.66)     (0.48)
  Net realized gains                              --           --      (0.05)        --
------------------------------------------------------------------------------------------
Total Distributions                            (0.31)       (0.65)     (0.71)     (0.48)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.32       $12.64     $12.61     $12.39
------------------------------------------------------------------------------------------
Total Return                                    7.93%++      5.56%      7.61%      4.48%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $17,681      $15,559    $13,131     $4,850
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)#                                 0.89%+       0.88%      0.88%      0.82%+
  Net investment income                         5.08+        5.15       5.07       5.31+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           34%         122%        88%        38%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) On November 7, 1994, the former Class E shares were renamed Class B shares.
(4)   For the period from June 20, 1994 (inception date) to March 31, 1995.
(5) The Manager has waived all of its fees for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class B      $0.03   $0.06  $0.07  $0.08      1.30%+   1.33% 1.44% 1.58%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.30% for Class B shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

                                                             Class C Shares
                                           -----------------------------------------------
Pennsylvania Portfolio                        1997(1)       1997      1996(2)   1995(3)(4)
==========================================================================================
Net Asset Value, Beginning of Period          $12.64       $12.61     $12.39     $12.00
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (5)                     0.32         0.64       0.64       0.59
  Net realized and unrealized gain              0.66         0.04       0.29       0.36*
------------------------------------------------------------------------------------------
Total Income From Operations                    0.98         0.68       0.93       0.95
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.31)       (0.65)     (0.66)     (0.56)
  Net realized gains                              --           --      (0.05)        --
------------------------------------------------------------------------------------------
Total Distributions                            (0.31)       (0.65)     (0.71)     (0.56)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.31       $12.64     $12.61     $12.39
------------------------------------------------------------------------------------------
Total Return                                    7.82%++      5.51%      7.56%      8.14%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $6,797       $5,731     $4,682     $3,337
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)#                                 0.94%+       0.94%      0.94%      0.86%+
  Net investment income                         5.03+        5.09       5.00       5.04+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           34%         122%        88%        38%
==========================================================================================

(1)   For the six months ended September 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)   For the period from April 5, 1994 (inception date) to March 31, 1995.
(5) The Manager has waived all of its fees for the six months ended September 30, 1997, the years ended March 31, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                 Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements#
                 -------------------------        -------------------------
               1997(1)  1997   1996   1995       1997(1) 1997   1996   1995
               ------   -----  -----  -----      ------  -----  -----  -----
   Class C      $0.03   $0.06  $0.07  $0.09      1.35%+   1.39% 1.49% 1.56%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Smith Barney
Muni Funds

Trustees
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Lawrence T. McDermott
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

     SMITH BARNEY
     ------------

        A Member of TravelersGroup [Logo]

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Georgia, Ohio and Pennsylvania Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013

FD0798 11/97

================================================================================
                              SEMI - ANNUAL REPORT
================================================================================


                                  [GRAPHIC]

                                  Smith Barney
                                  Muni Funds
                                  National
                                  Portfolio
                                  ----------------------------
                                  September 30, 1997




                           [LOGO] Smith Barney Mutual Funds
                                  Investing for your future.
                                  Every day.

==================
National Portfolio
==================

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- National Portfolio ("Portfolio") for the period ended September 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

Portfolio Performance Update

For the six months ended September 30, 1997, the Class A shares of the Portfolio generated a total return of 7.16%. In comparison, general municipal bond funds returned an average of 6.55% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent fund-tracking organization. Performance information on the other share classes of the Portfolio appears on page 5. Your Portfolio continues to be a consistent performer among its Lipper peers. The Portfolio has ranked in the first quartile of general municipal bond funds in the Lipper Survey for the 1, 3, 5, 7 and 10-year periods ended September 30, 1997.*

                  Smith Barney Muni Funds -- National Portfolio
             Average Annual Total Returns -- Without Sales Charges**

                                                               Lipper Peer
                                        Class A Shares        Group Average
                                        --------------        -------------
       One-Year                              9.79%               8.59%
       Five-Year                             7.51                6.62
       Ten-Year                              9.39                8.43

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares.

Based on its net asset value ("NAV") of $14.16 as of September 30, 1997 and the current income distribution of $0.067 per Class A share, this equates to an annualized distribution rate of 5.68%. For an individual in the federal income tax bracket of 36%, the Portfolio's tax-free yield of 5.68% is equivalent to a taxable yield of 8.88%. (According to the Internal Revenue Service, the 36% income tax bracket constitutes nearly 10% of all U.S. taxpayers.)

----------------
*    Lipper rankings show a fund's one, five and ten year annualized returns (at
     NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1, 3, 5, 7 and 10-year periods ended September 30, 1997, there were 232, 179, 110, 90 and 68 general municipal bond funds, respectively, in the Lipper peer group category.

Market and Economic Overview

In recent weeks, the municipal bond market has rebounded from the downturn it experienced in August 1997. In our opinion, this market downturn was caused in large part by investor concerns that strength in the U.S. economy would ultimately lead to higher interest rates and greater inflationary pressures. Despite these concerns, the U.S. economy has continued to grow strongly with low unemployment and an absence of higher inflationary pressures.

In our view, global competition and improved productivity have enabled the economy to expand without the upward price pressures traditionally associated with extended periods of economic growth. Many U.S. corporations continue to face fierce competition from foreign companies. As a result, many U.S. corporations have been unable to raise prices significantly. Moreover, the widespread use of technology has enabled many companies to operate more efficiently while using fewer workers. This in turn has enabled many companies to continue operating profitably even though increasingly tight labor markets have begun to exert upward pressure on wages.

In light of these developments, the Federal Reserve Board ("Fed") has refrained from further tightening monetary policy after raising the federal-funds rate slightly to 5.5% in March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Since that time, interest rates have generally declined. For example, yields on the bellwether 30-year U.S. Treasury bond have fallen from a high of approximately 7.2% in April to roughly 6.4% as of September 30, 1997. Many economists, including some Fed officials, have begun to acknowledge that the U.S. economy may be able to support both strong growth and low unemployment without a substantial increase in inflation. However, this does not mean that the Fed has become complacent on the inflation front. In testimony delivered to the House Budget Committee on October 8, 1997, Fed Chairman Alan Greenspan again warned that strong economic growth and the extremely tight labor market could lead to a resurgence in inflation. Greenspan's warning roiled the financial markets with a sharp but relatively modest increase in yields on bonds. In our view, the Fed's determination to contain inflation should be beneficial for bond investors as it will help ensure that the buying power of coupon income will be preserved.

In addition, although nominal interest rates have declined, real inflation-adjusted interest rates are quite high on a historical basis and current real yields on municipal bonds (after subtracting the effects of inflation) are very high by historical standards. In view of the current favorable economic conditions and our expectations that inflation should remain subdued, we believe that municipal bonds will continue to provide investors with attractive real after-tax rates of return in the months ahead.

Portfolio's Investment Strategy

The Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach. The Portfolio has a bias towards good quality, higher coupon bonds. We tend to emphasize income rather than seeking total return through capital gains. We think it is noteworthy that the Portfolio's excellent returns have been accomplished with minimal capital gains distributions, because after-tax returns are what matter most for most municipal bond investors. (Of course, the Portfolio's past performance is no guarantee of future results.)

Given our expectations of lower interest rates, we have emphasized increasing the call protection and extending the average weighted maturity of the Portfolio. We believe that our investment strategy should provide shareholders with a consistent stream of income over the long term. As a general rule, we pay closer attention to the coupon, maturity, and call structures of the Portfolio's holdings rather than the specific purpose for which these municipal bonds are being issued.

As of September 30, 1997, the Portfolio's average weighted maturity was just over 21.83 years, and approximately 97.7% of the Portfolio's holdings were rated investment grade. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be equivalent.) In addition, approximately 43.5% of the Portfolio had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in hospital bonds (15.6%), transportation bonds (11.6%) and public facilities (10.2%).

Municipal Bond Outlook

Some investors have expressed concerns that certain provisions of the recently enacted Federal Taxpayer Relief Act of 1997 (which was passed as part of the Balanced Budget Agreement) could erode many of the tax advantages that municipal bonds now offer. However, we believe that the impact of this legislation will be largely positive for the municipal bond market. The reduction of the long-term capital gains tax rate and the introduction of the Roth IRA ostensibly make the attractiveness of stocks and other investments more competitive than municipals. Nevertheless, there are new elements in the tax code that may strengthen the focus on after-tax returns -- an area where municipals, which provide a steady source of tax-exempt income, continue to enjoy a distinct advantage. In addition, the repeal of the alternative minimum tax for small business corporations provides favorable tax treatment for many corporate municipal bond investors. Lastly, the new tax act expands the issuance of education and housing bonds, two key segments of the municipal bond market.

We remain optimistic on the prospects for municipal bonds. The shrinking federal budget deficit, resulting from strong economic growth and spending controls enacted in 1990 and 1993, coupled with relatively low inflation rate, should help to keep interest rates from rising. We also expect continued Fed vigilance against any signs of higher inflationary pressures, which is a long-term positive for bonds.

On a more somber note, we were saddened by the loss of an outstanding physician and Trustee of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

In closing, we would like to thank you for investing in Smith Barney Muni Funds -- National Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,




/s/ Heath B. McLendon                    /s/ Peter M. Coffey

Heath B. McLendon                        Peter M. Coffey
Chairman                                 Vice President



October 16, 1997

================================================================================
Historical Performance -- Class A Shares
================================================================================

                    Net Asset Value
                  ---------------------
                  Beginning      End        Income    Capital Gain     Total
Period Ended      of Period   of Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/97            $13.60      $14.16       $0.40         $0.00        7.16%+
--------------------------------------------------------------------------------
3/31/97             13.67       13.60        0.79          0.00        5.41
--------------------------------------------------------------------------------
3/31/96             13.32       13.67        0.81          0.00        8.83
--------------------------------------------------------------------------------
3/31/95             13.35       13.32        0.84          0.00        6.38
--------------------------------------------------------------------------------
3/31/94             13.81       13.35        0.86          0.06        3.17
--------------------------------------------------------------------------------
3/31/93             12.95       13.81        0.89          0.00       13.96
--------------------------------------------------------------------------------
3/31/92             12.49       12.95        0.90          0.00       11.21
--------------------------------------------------------------------------------
3/31/91             12.24       12.49        0.83          0.00        9.13
--------------------------------------------------------------------------------
3/31/90             12.11       12.24        0.98          0.00        9.60
--------------------------------------------------------------------------------
3/31/89             11.82       12.11        0.96          0.00       10.93
--------------------------------------------------------------------------------
3/31/88             12.95       11.82        0.94          0.20       (0.92)
================================================================================
Total                                       $9.20         $0.26
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                     Net Asset Value
                  ---------------------
                  Beginning      End        Income    Capital Gain     Total
Period Ended      of Period   of Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/97            $13.61      $14.16       $0.36         $0.00        6.79%+
--------------------------------------------------------------------------------
3/31/97             13.67       13.61        0.72          0.00        4.95
--------------------------------------------------------------------------------
3/31/96             13.33       13.67        0.74          0.00        8.26
--------------------------------------------------------------------------------
Inception*- 3/31/95 12.41       13.33        0.32          0.00       10.11+
================================================================================
Total                                       $2.14         $0.00
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================
                     Net Asset Value
                  ---------------------
                  Beginning      End        Income    Capital Gain     Total
Period Ended      of Period   of Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/97            $13.59      $14.13       $0.36         $0.00        6.69%+
--------------------------------------------------------------------------------
3/31/97             13.65       13.59        0.71          0.00        4.90
--------------------------------------------------------------------------------
3/31/96             13.32       13.65        0.74          0.00        8.13
--------------------------------------------------------------------------------
3/31/95             13.33       13.32        0.74          0.00        5.80
--------------------------------------------------------------------------------
3/31/94             13.80       13.33        0.77          0.06        2.40
--------------------------------------------------------------------------------
Inception*- 3/31/93 13.47       13.80        0.20          0.00        3.98+
================================================================================
Total                                       $3.52         $0.06
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================

                                                Without Sales Charge(1)
                                         ---------------------------------------
                                         Class A        Class B        Class C
================================================================================
Six Months Ended 9/30/97+                    7.16%         6.79%          6.69%
--------------------------------------------------------------------------------
Year Ended 9/30/97                           9.79          9.14           9.01
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                     7.51          N/A            N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/97                      9.39          N/A            N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97                   8.22         10.51           6.76
================================================================================
                                                 With Sales Charge(2)
                                         ---------------------------------------
                                         Class A        Class B        Class C
================================================================================
Six Months Ended 9/30/97+                    2.85%         2.29%          5.69%
--------------------------------------------------------------------------------
Year Ended 9/30/97                           5.39          4.64           8.01
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                     6.64          N/A            N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/97                      8.95          N/A            N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97                   7.82          9.65           6.76
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                      Without Sales Charge(1)
================================================================================
Class A (9/30/87 through 9/30/97)                             145.36%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/97)                           33.60
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/97)                           36.33
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and C shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

 + Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                           the National Portfolio vs.
                    Lehman Brothers Municipal Long Bond Index+

--------------------------------------------------------------------------------
                        September 1987 -- September 1997










[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]






                                                              Lehman Brothers
                                                                 Municipal
     Date                    National Portfolio               Long Bond Index
     ----                   --------------------           --------------------
      9/87                         $ 9,596                       $10,000
      3/88                         $10,362                       $10,841
      3/89                         $11,458                       $11,984
      3/90                         $12,516                       $13,314
      3/91                         $13,623                       $14,573
      3/92                         $15,107                       $16,231
      3/93                         $17,170                       $18,608
      3/94                         $17,669                       $18,820
      3/95                         $18,768                       $20,451
      3/96                         $20,426                       $22,330
      3/97                         $21,531                       $23,737
      9/97                         $23,072                       $25,721


+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through September 30, 1997. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

=====================================================================================================
Schedule of Investments (unaudited)                                                September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Education -- 6.0%
$2,855,000   AAA     Bastrop, TX ISD, PSFG, zero coupon due 2/15/19                     $     895,756
 5,000,000   AAA     Center Unified School District, CA Series C,
                       MBIA-Insured, zero coupon due 9/1/20                                 1,443,750
 5,000,000   AAA     Chicago, IL Board of Education Lease Certificates,
                       Series A, Refunding, MBIA-Insured,
                       6.000% due 1/1/20                                                    5,487,500
 5,000,000   AAA     District of Columbia Association of American Medical
                       Colleges, Series A, AMBAC-Insured,
                       5.375% due 2/15/27                                                   4,906,250
 1,075,000   Aaa*    Lago Vista, TX ISD, PSFG, zero coupon due 8/15/22                        275,469
 1,875,000   AAA     McKeesport, PA Area School District,
                       MBIA-Insured, zero coupon due 10/1/23                                  454,688
 2,000,000   Aa*     Nebraska Higher Education Loan Program Inc.,
                       Sub-Series A-5A, 6.200% due 6/1/13(a)                                2,097,500
 1,500,000   Baa3*   New Hampshire Higher Education & Health, Brewster
                       Academy, 6.750% due 6/1/25                                           1,588,125
 1,500,000   A-      New York State Dormitory Authority Revenue,
                       State University Educational Facilities,
                       Series B, 7.500% due 5/15/11                                         1,815,000
                     Texas State Higher Education Coordinating Board,
                       College Student Loan Revenue:
 2,390,000   A*            7.450% due 10/1/06(a)                                            2,551,325
   340,000   A*            7.700% due 10/1/25(a)                                              360,825
 1,000,000   AAA     University of Pittsburgh Capital Projects,
                       The Commonwealth System of Higher Education,
                       FGIC-Insured, 5.125% due 6/1/27                                        970,000
 1,000,000   AAA     Utah Student Loan Revenue, Series 1991F,
                       AMBAC-Insured, 7.450% due 11/1/08(a)                                 1,063,750
-----------------------------------------------------------------------------------------------------
                                                                                           23,909,938
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 5.9%
   835,000   AAA     Boston, MA Water & Sewer Revenue, Series A,
                       10.875% due 1/1/09                                                   1,157,519
 1,095,000   AAA     Douglas County, NE Hospital Authority No. 2,
                       Bergan Mercy, 9.500% due 7/1/10                                      1,433,081
 1,695,000   AAA     Fairmont, WV Virginia Water & Sewer Revenue,
                       AMBAC-Insured, 9.250% due 11/1/11                                    2,190,788
 5,685,000   AAA     Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09(c)                 7,539,731
 1,970,000   AAA     Ohio State Water Development Authority Revenue,
                       Safe Water, Series 2, 9.375% due 12/1/10(c)                          2,484,663
 1,000,000   AAA     Philadelphia Hospital & Higher Education Facility Authority,
                       Presbyterian Medical Center, 6.650% due 12/1/19                      1,167,500
 3,000,000   AAA     Port Everglades, FL, 7.125% due 11/1/16                                3,618,750
 1,250,000   AAA     Richland County, SC Hospital Revenue Bonds, Community
                       Provider Pooled Loan, FSA-Insured, 7.125% due 7/1/17                 1,443,750

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Escrowed to Maturity(b) -- 5.9% (continued)
$4,000,000   AAA     Richmond County, GA Development Authority,
                       Sub-Series C, zero coupon due 12/1/21                            $   1,050,000
   895,000   AAA     Weber County, UT Hospital Revenue, St. Benedict's
                       Hospital, 10.000% due 3/1/10                                         1,171,331
-----------------------------------------------------------------------------------------------------
                                                                                           23,257,113
-----------------------------------------------------------------------------------------------------
Finance -- 0.8%
 3,000,000   A       Pennsylvania Finance Authority, Beaver County Municipal
                       Capital Improvements Program, Societe Generale,
                       GIC-Insured, 6.600% due 11/1/09                                      3,258,750
-----------------------------------------------------------------------------------------------------
General Obligation -- 1.1%
 2,000,000   AAA     Berks County, PA GO, MVRICS, FGIC-Insured,
                       8.580% due 11/10/20(d)                                               2,297,500
 1,000,000   AAA     Keller, TX GO, ISD, PSFG, 5.125% due 8/15/27                             958,750
   160,000   BBB+    New York City, NY GO, Series D, 7.500% due 2/1/16                        178,400
 1,000,000   AAA     Providence, RI GO, Series A, FSA-Insured,
                       5.700% due 7/15/19                                                   1,020,000
-----------------------------------------------------------------------------------------------------
                                                                                            4,454,650
-----------------------------------------------------------------------------------------------------
Hospitals -- 15.6%
 2,000,000   AAA     Bexar County, TX Health Facilities Development Corp.,
                       Baptist Health Systems, Series A, MBIA-Insured,
                       5.250% due 11/15/27                                                  1,932,500
 1,000,000   AAA     Boston, MA Industrial Development Financing Authority,
                       Alzheimer's Center Project, FHA-Insured,
                       6.000% due 2/1/37                                                    1,031,250
 3,000,000   AA      Charlotte-Mecklenberg Hospital Authority, NC Health Care
                       System Revenue, 5.125% due 1/15/22                                   2,883,750
 1,000,000   AAA     Clarke County, GA Hospital Authority Revenue COP,
                       (Athens Regional Medical Center Project),
                       MBIA-Insured, 5.000% due 1/1/27                                        940,000
 1,000,000   BBB     Colorado Health Facilities Authority Hospital
                       Revenue Bonds, Vail Valley Medical Center,
                       6.500% due 1/15/13                                                   1,055,000
 1,675,000   AAA     Connecticut State Health & Educational Facilities Authority,
                       MBIA-Insured, 5.000% due 7/1/27                                      1,610,094
 3,500,000   A+      Elkhart County, IN Hospital Authority Revenue,
                       Elkhart Hospital Insured, 7.000% due 7/1/12                          3,788,750
 2,000,000   A2*     Harris County, TX Health Facilities Development Corp.,
                       (Memorial Hospital Systems Project),
                       (Partially Pre-Refunded -- Escrowed with
                       U.S. government securities to 6/1/02 Call @ 102),
                       7.125% due 6/1/15                                                    2,247,500

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Hospitals -- 15.6% (continued)
                     Illinois Health Facilities Authority Hospital Revenue:
$  937,000   AAA       Community Provider Pooled Loan Program,
                           FSA-Insured, 7.350% due 8/15/10                              $   1,048,269
 3,500,000   A-      Mercy Hospital and Medical Center, 7.000% due 1/1/07                   3,762,500
 1,000,000   AAA     Methodist Health System, Series B, AMBAC-Insured,
                       IBS Variable Rate, 9.588% due 5/1/21(d)                              1,185,000
 4,000,000   AAA     Rush-Presbyterian St. Luke's Medical Center,
                       INFLOS, MBIA-Insured, Variable Rate, 9.645% due
                       10/1/24(d)                                                           4,775,000
   900,000   BBB+    Klamath Falls, OR Inter-Community Hospital Merle West,
                       7.100% due 9/1/24                                                      984,375
 5,000,000   BBB     Louisiana Public Facilities Authority Revenue,
                       (General Health Systems Project), 6.800% due 11/1/16                 5,406,250
 1,000,000   AAA     Massachusetts State Health and Education Facilities
                       Authority Revenue, St. Elizabeth Hospital, LEVRRS,
                       FSA-Insured, 9.570% due 8/15/21(d)                                   1,173,750
 5,000,000   AAA     Metro Government, TN Health & Education,
                       AMBAC-Insured, 6.000% due 12/1/19                                    5,481,250
 1,000,000   AAA     Michigan State Hospital Financing Authority Revenue,
                       Detroit Medical Group, AMBAC-Insured,
                       5.250% due 8/15/27                                                     965,000
 4,835,000   AA      Missouri State Health & Educational Facilities Authority,
                       BJC Health Systems, 6.750% due 5/15/13                               5,693,213
   450,000   BBB+    New York State Medical Care Facilities Financing Agency,
                       Long Term Health Care, Medical Health Services,
                       Series 91B, 7.400% due 2/15/18                                         499,500
 1,000,000   Aaa*    Reynoldsburg, OH Health Care Facilities Revenue,
                       (Wesley Ridge Project), GNMA-Collateralized,
                       6.150% due 10/20/38                                                  1,035,000
 1,350,000   Aaa*    Rhode Island State Health & Education Building Corp.
                       Revenue, Lifespan Obligation Group, MBIA-Insured,
                       5.250% due 5/15/26                                                   1,317,938
 3,000,000   AAA     University of Illinois, Health Services Facilities, Series A,
                       AMBAC-Insured, 5.875% due 10/1/26                                    3,105,000
 2,500,000   AAA     Utah County, UT Hospital Revenue, MBIA-Insured,
                       5.250% due 8/15/26                                                   2,400,000
 2,375,000   AA-     Vermont Educational & Health Building Finance Agency,
                       H. Porter, FHA-Insured, 7.100% due 2/1/31                            2,547,188
 1,500,000   A       Washington Health Care Facilities Authority Refunding
                       1990, Our Lady of Lourdes Health Center, Pasco,
                       LOC Banque Paribas, 7.875% due 12/1/09(c)                            1,618,125
 1,300,000   AAA     Washington State Health, Sisters of Providence,
                       FGIC-Insured, 6.375% due 10/1/09                                     1,482,000

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Hospitals -- 15.6% (continued)
$2,000,000   AAA     Wisconsin State Health & Educational Facilities Authority
                       Revenue, Aurora Health Care Inc., MBIA-Insured,
                       5.250% due 8/15/27                                               $   1,917,500
-----------------------------------------------------------------------------------------------------
                                                                                           61,885,702
-----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.7%
 1,500,000   AAA     Florida Housing Financing Agency, Glen Oaks Apartment
                       Project, FNMA-Collateralized, 5.900% due 2/1/30                      2,045,000
 1,500,000   A+      Illinois Housing Development Authority Refunding,
                       Multi-Family Housing, Series 91A, 8.125% due 7/1/10                  1,605,000
 1,500,000   AA-     Indiana State HFA, Multi-Family Housing Mortgage
                       Revenue, Hunters Run, FHA-Insured, 7.250% due 5/1/18(a)              1,614,375
 5,000,000   Aa2*    Iowa Finance Authority, Prestwick Apartments,
                       FHA-Insured, 7.500% due 12/1/36(a)                                   6,281,250
 1,000,000   A       King County, WA Housing Authority Revenue, Series A,
                       6.800% due 3/1/26                                                    1,056,250
                     Massachusetts State HFA, Multi-Family Residential
                       Housing, Series A, FHA-Insured:
 1,995,000   A+            8.800% due 8/1/21(a)                                             2,061,114
 2,000,000   A+            7.800% due 8/1/22(a)                                             2,107,500
 1,955,000   AAA     Mohave County, AZ Industrial Development Agency,
                       Multi-Family Housing, Copper Ridge Apartments,
                       FHA-Insured, 7.375% due 4/1/32(a)                                    2,130,950
 1,250,000   AAA     Nevada Housing Division, Multi-Unit Housing, Saratoga
                       Palms, FNMA-Collateralized, 6.350% due 10/1/28(a)                    1,310,938
   500,000   A1*     Portland, OR Multi-Family Housing, 6.250% due 5/1/12(a)                  521,250
 1,000,000   BBB+    Roanoke, VA Redevelopment and Housing Authority,
                       Multi-Family Housing Revenue Refunding,
                       United Dominion-Laurel Ridge, 6.625% due 5/1/23(a)                   1,045,000
 1,000,000   AAA     Rogers County, OK Housing Finance Authority,
                       Multi-Family Revenue, FNMA-Collateralized, Series A,
                       FHA-Insured, 7.750% due 8/1/23                                       1,112,500
 2,347,000   AAA     Seattle Housing Authority, WA Low Income Housing
                       Revenue, GNMA-Collateralized, 7.400% due 11/20/36                    2,657,978
 1,000,000   AA      Texas State Housing, 6.450% due 12/1/20(a)                             1,063,750
-----------------------------------------------------------------------------------------------------
                                                                                           26,612,855
-----------------------------------------------------------------------------------------------------
Housing: Single-Family -- 8.5%
   185,000   AAA     Alaska State Housing Finance Corp., Home Mortgage,
                       Single-Family Revenue, GNMA/FHLMC-Collateralized,
                       8.750% due 12/1/16                                                     190,408
   620,000   AAA     Arkansas Housing Development, Single-Family Mortgage
                       Revenue, Series A, GNMA-Collateralized,
                       7.400% due 9/1/23(a)                                                   658,750

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Housing: Single-Family -- 8.5% (continued)
$  560,000   Aaa*    Aurora Kane & Dupage, IL Single-Family Mortgage
                       Revenue, Series A, GNMA/FHLMC-Collateralized,
                       7.950% due 10/1/25(a)                                            $     638,400
 1,325,000   Aa2*    Colorado HFA, Single-Family Housing Revenue,
                       Series B1, 7.900% due 12/1/25(a)                                     1,490,625
   980,000   Aa2*    Colorado HFA, Single-Family Program Refunding,
                       Senior Bonds, 1994 Series D-1, 8.000% due 12/1/24                    1,097,600
 4,450,000   AAA     Cowley & Shawnee Counties, KS Mortgage Revenue,
                       Series B, AMBAC-Insured, GNMA-Collateralized,
                       zero coupon due 6/1/22(a)                                              661,938
   770,000   AAA     District of Columbia HFA, Collateralized Revenue,
                       Single-Family, Series 90A, GNMA/FHLMC/FNMA-
                       Collateralized, 8.100% due 12/1/23(a)                                  819,088
   590,000   AAA     Fort Worth, TX Housing Finance Corp., Single-Family
                       Mortgage Revenue, Series A, GNMA-Collateralized,
                       zero coupon due 6/1/21                                                  89,238
 1,145,000   AA      Idaho Housing Agency, Single-Family Mortgage,
                       Series C-2, 7.900% due 1/1/22(a)                                     1,203,681
   790,000   Aa2*    Illinois Housing Development Authority, Residential
                       Mortgage Revenue, Series 89A, 7.400% due 2/1/20(a)                     819,625
   640,000   A1*     Labette County, KS Single-Family Mortgage Revenue
                       Refunding, Series A, 8.400% due 12/1/11                                688,800
 1,840,000   Aa*     Maryland State Community Development Administration,
                       Single-Family Mortgage Revenue, FHA-Insured,
                       7.450% due 4/1/32(a)                                                 1,941,200
                     Missouri State Housing Development Community
                       Mortgage Revenue:
   645,000   AAA           GNMA-Collateralized, Series A, zero coupon due 7/1/23               99,975
 1,000,000   AAA           GNMA/FNMA-Collateralized, Series C,
                            7.450% due 9/1/27(a)                                            1,134,788
 2,330,043   AAA     Montgomery County, TX Housing Finance Corp.,
                       Single-Family Mortgage Revenue, MBIA-Insured,
                       zero coupon due 9/1/15                                                 326,206
                     Nebraska Investments Finance Authority:
   500,000   AAA       GNMA-Collateralized, RIBS Variable Rate,
                           9.751% due 9/15/23(a)(c)                                           548,125
   400,000   AAA       Single-Family Mortgage Revenue,
                           GNMA Mortgage Backed Securities Program,
                           1990 Series 3, RIBS Variable Rate,
                           11.226% due 9/10/30(a)(d)                                          455,000
 1,689,189   AA      Nevada Housing Development Single-Family Mortgage
                       Revenue, Series 1983 B, FHA-Insured,
                       zero coupon due 4/1/15                                                 287,162

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Housing: Single-Family -- 8.5% (continued)
$1,725,000   Aa*     New Hampshire State HFA, Single-Family Residential
                       Mortgage, 7.250% due 7/1/15(a)                                   $   1,830,656
   485,000   Aa2*    Oregon State Housing & Community Services Department,
                       Mortgage Revenue, Single-Family Mortgage Program,
                       Series D, 6.500% due 7/1/24(a)                                         514,706
   195,000   BBB-    Panhandle, TX Regional Housing Finance Corp.,
                       Single-Family Mortgage Revenue, 10.375% due 3/1/09                     199,856
 1,000,000   AA+     Pennsylvania HFA, Single-Family Mortgage Revenue,
                       Series 39B, 6.875% due 10/1/24(a)                                    1,080,000
 1,750,000   AAA     Pima County, AZ Single-Family Mortgage Revenue,
                       Series A, GNMA/FNMA/FHLMC-Collateralized,
                       step bond to yield 6.245% due 11/1/29                                1,863,138
   680,000   AAA     Prince Georges County, MD Housing Authority,
                       Single-Family Mortgage Revenue Refunding, Series A,
                       GNMA-Collateralized, 8.000% due 1/1/17                                 752,250
 3,300,000   AAA     Reno County, KS Single-Family Mortgage Revenue,
                       Series A, AMBAC-Insured, zero coupon due 12/1/14                       486,750
                     Rhode Island Housing & Mortgage Financing Corp.:
 1,500,000   AA+       Home Ownership Opportunity Bonds, Series 8,
                           INFLOS Variable Rate, 10.225% due 4/1/24(a)(d)                   1,650,000
 1,400,000   AA+       Home Ownership, Series 88-ID, 7.875% due 10/1/21(a)                  1,464,750
                     South Dakota Housing Development Authority, Home
                       Ownership Mortgage Board:
 1,995,000   AAA           Series C, 7.300% due 5/1/24(a)                                   2,104,725
 1,500,000   AAA           Series F, 5.800% due 5/1/28(a)                                   1,513,125
   602,324   A1*     St. Bernard Parish, LA Home Mortgage Authority,
                       Single-Family Mortgage Revenue Refunding, Series A,
                       8.000% due 3/25/12                                                     650,511
   850,000   AA      Tennessee Housing Development Authority, Home
                       Ownership Bonds, Series H, 7.825% due 7/1/15(a)                        879,750
   325,000   AAA     Travis County, TX Housing Finance Corp.,
                       Single-Family Mortgage Revenue, Series B,
                       GNMA/FNMA-Collateralized, 7.100% due 10/1/27(a)                        353,031
                     Utah HFA, Single-Family Mortgage Revenue, FHA-Insured:
   795,000   AA        7.300% due 7/1/16                                                      844,688
   455,000   AA        9.000% due 1/1/19(a)(c)                                                494,244
 3,000,000   AA+     Virginia State Housing Development Authority,
                       Commonwealth Mortgage, Series A, 7.150% due 1/1/33                   3,206,250
   665,000   AA      Wyoming Community Development Authority,
                       FHA-Insured, 8.125% due 6/1/21(a)                                      702,406
-----------------------------------------------------------------------------------------------------
                                                                                           33,741,445
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Industrial Development -- 4.8%
$1,000,000   Baa3*   Delaware County, PA Authority Revenue,
                       (Elwyn Inc. Project), 8.350% due 6/1/15                          $   1,122,500
 2,500,000   BBB+    Greenville County, SC Industrial Revenue, (Lockheed
                       Aeromod Center Inc. Project), 7.100% due 11/1/11(a)                  2,712,500
   850,000   AA      Hempstead, NY IDA & IDR Bonds, (1990 Nassau District
                       Energy Corp. Project), LOC Toronto Dominion, 7.750% due
                       9/15/15(a)                                                             861,926
 2,650,000   A+      Iowa Finance Authority, (Governor Square Project),
                       7.250% due 4/1/02                                                    2,792,438
                     New York City, NY IDA:
 2,000,000   NR        Industrial Revenue, (Visy Paper Inc. Project),
                           7.950% due 1/1/28(a)                                             2,282,500
 1,500,000   Baa2*     Special Facilities Revenue, (American Airlines Project),
                           7.750% due 7/1/19(a)                                             1,578,750
 3,000,000   AA      Oklahoma City, OK Industrial & Culture Facilities,
                       6.750% due 9/15/17(a)                                                3,093,750
 1,000,000   A       Rensselaer County, NY IDA Albany International
                       Corp.-Insured, 7.550% due 6/1/07(a)                                  1,168,750
 1,000,000   A3*     Tucson, AZ Airport Authority Inc., Special Facilities Revenue
                       Bonds, Lockheed Aeromod Center Inc., Series 1990,
                       8.700% due 9/1/19(a)                                                 1,128,750
 2,000,000   A       West Chicago, IL IDR, (Leggett & Platt Inc. Project),
                       6.900% due 9/1/24(a)                                                 2,205,000
-----------------------------------------------------------------------------------------------------
                                                                                           18,946,864
-----------------------------------------------------------------------------------------------------
Life Care -- 1.9%
 2,000,000   Aa*     Hamilton County, OH Mortgage Revenue, Judson Care
                       Center, Series A, FHA-Insured, 6.500% due 8/1/26                     2,132,500
 2,500,000   BBB     Illinois Development Finance Authority Health Facilities,
                       Community Living, 7.125% due 3/1/10                                  2,653,121
 1,000,000   BBB+    Indianapolis, IN Industrial EDR, 7.625% due 10/1/22                    1,088,750
 1,400,000   AAA     Massachusetts State Industrial Finance Agency Revenue,
                       Briscoe House Assisted Living, FHA-Insured,
                       7.125% due 2/1/36(a)                                                 1,552,250
-----------------------------------------------------------------------------------------------------
                                                                                            7,426,621
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 4.8%
 4,000,000   BBB-    Clarksville, TN Natural Gas Acquisition Corp.,
                       Series A, 7.500% due 11/1/04                                         4,240,000
 2,000,000   A       Illinois Development Finance Authority Revenue Refunding,
                       City of East St. Louis, 7.250% due 11/15/09                          2,217,500
 2,000,000   AAA     Illinois State Sales Tax Revenue, Series P,
                       6.500% due 6/15/13                                                   2,297,500
 1,500,000   A       Indiana Bond Bank Guaranty State Revolving Fund,
                       Series B, 6.875% due 2/1/12                                          1,678,125

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Miscellaneous -- 4.8% (continued)
$3,500,000   AA+     Michigan Municipal Bond Authority Revenue,
                       5.125% due 10/1/20                                               $   3,399,375
   400,000   A2*     Oregon State Bond Bank, Economic Development
                       Department, Series 1, 6.700% due 1/1/15                                437,500
 1,330,000   NR      Seward, AK (Sealife Center Project), 7.650% due 10/1/16                1,391,513
 3,000,000   AAA     Southeast Wisconsin Professional Baseball Park
                       District, Sales Tax Revenue, MBIA-Insured,
                       zero coupon due 12/15/28                                               543,750
 2,500,000   A-      Summit County, CO Sports Facilities Refunding
                       Revenue, (Keystone Resorts Management Inc.
                       Project), Ralston Purina Co. Guaranteed,
                       7.750% due 9/1/06                                                    2,937,500
-----------------------------------------------------------------------------------------------------
                                                                                           19,142,763
-----------------------------------------------------------------------------------------------------
Pollution Control -- 7.8%
 1,500,000   BBB+    Brazos River Authority, TX Utility Electric,
                       8.250% due 1/1/19(a)                                                 1,591,875
 5,000,000   Aa3*    Brazos River, TX Navigation District PCR, (BASF Corp.
                       Project), 6.750% due 2/1/10                                          5,875,000
                     Lancaster, PA Solid Waste Resource Recovery:
 1,000,000   BBB       7.875% due 12/15/09                                                  1,039,300
 1,500,000   BBB       Series A, 8.500% due 12/15/10(a)                                     1,565,310
 2,000,000   AAA     Matagorda County, TX Navigational District No. 2, PCR,
                       Houston Power & Light, Series D, FGIC-Insured,
                       7.600% due 10/1/19(a)(c)                                             2,160,000
 1,500,000   AAA     Monroe County, MI PCR, (Detroit Edison Co. Project),
                       7.650% due 9/1/20(a)                                                 1,650,000
 2,000,000   AA      Mount Vernon, IN PCR, Southern Indiana Gas,
                       7.250% due 3/1/14                                                    2,180,000
   935,000   NR      New Jersey EDA Revenue, (Atlantic City Sewer Project),
                       7.250% due 12/1/11(a)                                                1,028,500
 1,500,000   AAA     Ohio State Water Development Authority, Pollution Control
                       Facilities Revenue, Cleveland Electric, FGIC-Insured,
                       8.000% due 10/1/99(a)                                                1,605,000
 1,850,000   A1*     Richland, SC Solid Waste Facility, (Union Camp Project),
                       7.125% due 9/1/21(a)                                                 2,018,813
 3,000,000   NR      Rockdale County, GA Solid Waste Authority Revenue,
                       7.500% due 1/1/26                                                    3,255,000
 1,945,000   BBB     Saint Charles Parish, LA PCR, Union Carbide,
                       7.350% due 11/1/22(a)                                                2,149,225
 1,130,000   A       Southwestern Illinois Development Authority, Solid Waste
                       Disposal Revenue, (Laclede Steel Co. Project),
                       8.500% due 8/1/20(a)                                                 1,251,475

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Pollution Control -- 7.8% (continued)
$3,200,000   BBB     Sweetwater County, WY Solid Waste Disposal Revenue,
                       (FMC Corp. Project), 7.000% due 6/1/24(a)                        $   3,504,000
-----------------------------------------------------------------------------------------------------
                                                                                           30,873,498
-----------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 3.2%
 2,680,000   Baa3*   Arapahoe, CO Capital Improvement Highway Revenue,
                       (Call 8/31/05 @ 103), 6.950% due 8/31/20                             3,145,650
 1,500,000   AAA     Chattanooga-Hamilton County, TN Hospital Authority
                       Revenue, FSA-Insured, (Call 2/25/00 @ 104), 9.875% due
                       5/25/21(d)                                                           1,807,500
 2,000,000   AAA     Fairfax County, VA IDA , Series A, (Call 8/28/01 @
                       104), 9.627% due 8/29/23(d)                                          2,437,500
   500,000   AAA     Illinois Health Facility Authority Revenue, United
                       Medical Center, (Call 7/1/03 @ 100), 8.375% due 7/1/12                 599,375
 1,095,000   AAA New York City, NY GO, Series D, (Call 2/1/02 @
                       101.5), 7.500% due 2/1/16                                            1,246,931
 1,170,000   AAA     New York State Medical Care Facilities Financing Agency,
                       Long Term Health Care, Medical Health Services,
                       Series 91B, (Call 2/15/02 @ 102), 7.400% due 2/15/18                 1,330,875
                     North Carolina Eastern Municipal Power Agency, Power
                       System Revenue Refunding:
 1,000,000   AAA           Call 1/1/22 @ 100, 4.500% due 1/1/24                               903,750
 1,310,000   AAA           Call 1/1/22 @ 100, 6.000% due 1/1/26                             1,454,100
-----------------------------------------------------------------------------------------------------
                                                                                           12,925,681
-----------------------------------------------------------------------------------------------------
Public Facilities -- 10.2%
 7,990,000   AAA     Anaheim, CA Public Financing Authority,
                       FSA-Insured, zero coupon due 9/1/21                                  2,127,338
 1,000,000   AAA     Atlanta & Fulton County, GA Recreational Authority
                       Revenue, MBIA-Insured, 5.375% due 12/1/26                              995,000
 2,500,000   A-      Dekalb County, IN Redevelopment (Mini-Mill Local Public
                       Improvement Project), 6.500% due 1/15/14                             2,684,375
 3,750,000   AA-     George L. Smith II Georgia, World Congress Center
                       Authority Revenue Bonds, (Domed Stadium Project), Series
                       1990, LOC Industrial Bank of Japan, 7.875% due 7/1/20(a)             4,110,938
                     Indianapolis, IN Local Public Improvement Bond Bank:
 3,685,000   A+        Series 1992D, 6.750% due 2/1/14                                      4,325,265
 3,000,000   AA        Series B, 6.000% due 1/10/13                                         3,330,000
 3,600,000   AA-     La Cross, WI Resource Recovery Revenue,
                       (Northern State Power Project),
                       6.000% due 11/1/21(a)                                                3,879,000
 5,000,000   AAA     Metropolitan Pier & Exposition Authority, IL
                       Dedicated State Tax Revenue, Series A, MBIA-Insured, zero
                       coupon due 6/15/22                                                   1,281,250

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Public Facilities -- 10.2% (continued)
$1,095,000   BBB-    Portland, TX Community Center Sales Tax Gross Revenue,
                       7.000% due 2/15/25                                               $   1,138,800
 2,000,000   BBB+    Triborough Bridge & Tunnel Authority, NY (Convention
                       Center Project), Series E, 7.250% due 1/1/10                         2,360,000
 3,960,000   A       Tulsa, OK Public Facilities Authority, Lease Payment
                       Revenue Refunding, Assembly Center,
                       6.600% due 7/1/14                                                    4,544,100
 6,840,000   AAA     Washington State Public Power Supply Systems,
                       Nuclear Project No. 1, Series B, AMBAC-Insured,
                       5.125% due 7/1/17                                                    6,583,500
 3,285,000   AAA     Washington State Public Power Supply Systems,
                       Nuclear Project No. 3, Series A, FSA-Insured,
                       5.250% due 7/1/17                                                    3,215,194
-----------------------------------------------------------------------------------------------------
                                                                                           40,574,760
-----------------------------------------------------------------------------------------------------
Short-Term(f) -- 0.4%
   400,000   A-1+    Dade County, FL IDA, (FL Power & Light Co. Project),
                       4.000% due 4/1/20                                                      400,000
   200,000   A-1+    Hillborough County, FL PCR, Tampa Electric Co.,
                       4.000% due 5/15/18                                                     200,000
   300,000   A-1+    Jacksonville, FL PCR, (FL Power & Light Co. Project),
                       4.000% due 5/1/29                                                      300,000
   500,000   A-1+    Port Authority of New York & New Jersey,
                       Special Obligation Revenue, 4.100% due 4/1/24                          500,000
   300,000   A-1+    Puerto Rico Government Development Bank,
                       3.700% due 12/1/15                                                     300,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,700,000
-----------------------------------------------------------------------------------------------------
Tax Allocation -- 0.6%
 1,000,000   AAA     La Quinta, CA Redevelopment Agency, MBIA-Insured,
                       7.300% due 9/1/12                                                    1,238,750
 1,000,000   BBB-    Providence, RI Special Obligation, Tax Increment,
                       Series D, 6.650% due 6/1/16                                          1,063,750
-----------------------------------------------------------------------------------------------------
                                                                                            2,302,500
-----------------------------------------------------------------------------------------------------
Transportation -- 11.6%
 3,000,000   Baa2*   Alliance Airport Authority Inc., TX Special Facilities Revenue,
                       (American Airlines Inc. Project), 7.500% due 12/1/29(a)              3,266,250
 2,000,000   Baa2*   Chicago, IL O'Hare International Airport, Special Facility
                       Revenue, International Terminal, Series 1985A,
                       (American Airlines Inc. Project), 7.875% due 11/1/25(a)              2,185,000
                     City and County of Denver, CO Airport Systems Revenue:
 3,500,000   Baa1*     Series 1992B, 7.250% due 11/15/07(a)                                 3,850,000
 1,000,000   Baa1*     Series A, FGIC-Insured, 8.500% due 11/15/23(a)                       1,126,250

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Transportation -- 11.6% (continued)
$2,010,000   NR      Connecticut Development Authority, Airport Facilities
                       Revenue, 6.625% due 12/1/14(a)                                   $   2,120,550
 4,250,000   AAA     E-470 Public Highway Authority, Series A,
                       MBIA-Insured, 5.000% due 9/1/26                                      3,995,000
 1,955,000             BBB- Foothill/Eastern Corridor Agency, California Toll
                       Road Revenue, Series A, 5.000% due 1/1/35                            1,776,606
 4,000,000   AA      Harris County, TX Toll Road Revenue, 5.000% due 8/15/21                3,785,000
 3,000,000   AAA     Massachusetts State Port Authority Revenue,
                       Bosfuel Project, MBIA-Insured, 5.750% due 7/1/39                     3,033,750
                     Massachusetts State Turnpike Authority, Highway Systems
                       Revenue, MBIA-Insured:
 5,250,000   Aaa*          Series A, 5.000% due 1/1/37                                      4,902,188
 2,470,000   Aaa*          Series C, zero coupon due 1/1/21                                   707,038
                     New Hampshire State Turnpike Systems Revenue
                       Refunding, FGIC-Insured:
 2,500,000   AAA           6.750% due 11/1/11                                               2,850,000
 1,000,000   AAA           RIBS, Series C, 9.632% due 11/1/17(d)                            1,292,500
                     Puerto Rico Commonwealth Highway & Transportation
                       Authority, Highway Revenue, Series Y:
 3,000,000   A             5.000% due 7/1/36                                                2,816,250
 1,000,000   A             5.500% due 7/1/36                                                1,008,750
                     Regional Transit Authority, Illinois:
 2,000,000   AAA       Series A, AMBAC-Insured, 6.400% due 6/1/12                           2,275,000
 1,045,000   AAA       Series C, FGIC-Insured, 7.750% due 6/1/20                            1,387,234
 3,240,000   AAA     Rhode Island Port Authority & Economic Development,
                       Shepard Building, AMBAC-Insured,
                       6.750% due 6/1/25                                                    3,576,150
-----------------------------------------------------------------------------------------------------
                                                                                           45,953,516
-----------------------------------------------------------------------------------------------------
Utilities -- 5.8%
 3,000,000   AAA     Brownsville, TX Utility System Revenue Priority
                       Refunding, MBIA-Insured, 6.250% due 9/1/14                           3,390,000
10,000,000   AAA     Chelan County, WA Public Utility District No. 1,
                       Capital Appreciation, Series A, MBIA-Insured,
                       zero coupon due 6/1/24                                               2,287,500
 3,880,000   AAA     Clark County, NV IDR, (Nevada Power Co. Project),
                       FGIC-Insured, 7.800% due 6/1/20(a)                                   4,263,150
                     Georgia Municipal Electric Authority Power Revenue:
 1,500,000   AAA       Series EE, AMBAC-Insured, 7.250% due 1/1/24                          1,908,750
 2,500,000   A         Series X, 6.500% due 1/1/12                                          2,828,125
 5,000,000   AAA     Municipal Electric Authority, GA, Series A,
                       (Project One), AMBAC-Insured, 5.000% due 1/1/26                      4,731,250
 1,000,000   A+      New York State Energy Research & Development,
                       (Con Edison Project A), 7.125% due 12/1/29(a)                        1,147,500

                       See Notes to Financial Statements.

=====================================================================================================
Schedule of Investments (unaudited) (continued)                                    September 30, 1997
=====================================================================================================

    FACE
   AMOUNT   RATING                      SECURITY                                        VALUE
=====================================================================================================
Utilities -- 5.8% (continued)
$1,000,000   Baa1*   North Carolina Eastern Municipal Power Agency System
                       Revenue, Series B, 6.000% due 1/1/22                             $   1,042,500
 1,235,000   AAA     Piedmont, SC Municipal Power Agency, Electric
                        Revenue Refunding, FGIC-Insured, 6.750% due 1/1/20                  1,465,019
-----------------------------------------------------------------------------------------------------
                                                                                           23,063,794
-----------------------------------------------------------------------------------------------------
Water & Sewer -- 4.3%
 2,400,000   A       Dauphin County, PA IDA, General Water Works Corp.,
                       6.900% due 6/1/24(a)                                                 2,856,000
 2,500,000   AAA     Detroit, MI Water Supply Systems, Series A,
                       MBIA-Insured, 5.000% due 7/1/27                                      2,337,500
 2,000,000   A       Idaho State Water Resources Board, Water Revenue,
                       Resource Development, Borse Water Corp.,
                       7.250% due 12/1/21(a)                                                2,152,500
 2,000,000   AAA     Jefferson County, AL Sewer Revenue,
                       Series D, FGIC-Insured, 5.750% due 2/1/27                            2,062,500
 3,400,000   Aa1*    Port of Umatilla, OR Water Project Revenue,
                       Series 1994, LOC ABN AMRO Bank,
                       6.650% due 8/1/22(a)                                                 3,638,000
 1,000,000   AA      Texas State Water Development Authority,
                       Series D, 5.000% due 8/1/19                                            958,750
 2,550,000   A-      Trumbull County, OH Sewer Disposal Revenue,
                       (General Motors Corp. Project), 6.750% due 7/1/14(a)                 2,967,563
-----------------------------------------------------------------------------------------------------
                                                                                           16,972,813
-----------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $364,820,897**)                                             $397,003,263
=====================================================================================================

(a) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)  Security segregated by Custodian for open purchase commitment.
(d) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 20 and 21 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poors"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

================================================================================
Short-Term Securities Ratings
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions
================================================================================

ABAG   -- Association of Bay Area Governors
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond
             Assurance Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance
             Company
CHFCLI -- California Health Facility
             Construction Loan Insurance
CONNIE
  LEE  -- College Construction Loan
             Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
EDR    -- Economic Development Revenue
ETM    -- Escrowed To Maturity
FGIC   -- Financial Guaranty Insurance
             Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate
             Securities
FNMA   -- Federal National Mortgage
             Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage
             Association
GO     -- General Obligation Bonds
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LEVRRS -- Leveraged Reverse Rate Securities
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors
             Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse
             Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt
             Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation
             Notes
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand

================================================================================
Statement of Assets and Liabilities (unaudited)               September 30, 1997
================================================================================

ASSETS:
  Investments, at value (Cost $364,820,897)                         $397,003,263
  Interest receivable                                                  6,396,386
  Receivable for securities sold                                       2,186,429
  Receivable for Fund shares sold                                         19,754
--------------------------------------------------------------------------------
  Total Assets                                                       405,605,832
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    20,297,868
  Management fees payable                                                151,388
  Distribution fees payable                                               23,378
  Payable to bank                                                         10,656
  Payable for Fund shares purchased                                        9,940
  Accrued expenses                                                        99,012
--------------------------------------------------------------------------------
  Total Liabilities                                                   20,592,242
--------------------------------------------------------------------------------
Total Net Assets                                                    $385,013,590
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     27,190
  Capital paid in excess of par value                                348,370,453
  Undistributed net investment income                                    746,797
  Accumulated net realized gain on security transactions               3,686,784
  Net unrealized appreciation of investments                          32,182,366
================================================================================
Total Net Assets                                                    $385,013,590
================================================================================
Shares Outstanding:
  Class A                                                             25,110,881
  ------------------------------------------------------------------------------
  Class B                                                              1,017,180
  ------------------------------------------------------------------------------
  Class C                                                              1,061,444
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $14.16
  ------------------------------------------------------------------------------
  Class B*                                                                $14.16
  ------------------------------------------------------------------------------
  Class C**                                                               $14.13
  ------------------------------------------------------------------------------
Class A Maximium Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)               $14.75
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       See Notes to Financial Statements.

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended September 30, 1997

INVESTMENT INCOME:
  Interest                                                          $ 12,373,506
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                               864,084
  Distribution fees (Note 3)                                             362,947
  Registration fees                                                       50,137
  Shareholder and system servicing fees                                   49,678
  Shareholder communications                                              19,554
  Pricing service fees                                                    14,038
  Custody                                                                  9,601
  Audit and legal                                                          8,524
  Trustees' fees                                                           3,510
  Other                                                                    5,013
--------------------------------------------------------------------------------
  Total Expenses                                                       1,387,086
--------------------------------------------------------------------------------
Net Investment Income                                                 10,986,420
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              121,851,311
    Cost of securities sold                                          116,537,575
--------------------------------------------------------------------------------
  Net Realized Gain                                                    5,313,736
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               22,114,400
    End of period                                                     32,182,366
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             10,067,966
--------------------------------------------------------------------------------
Net Gain on Investments                                               15,381,702
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 26,368,122
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

                                                                  September 30       March 31
===============================================================================================
OPERATIONS:
  Net investment income                                          $  10,986,420    $  23,279,790
  Net realized gain                                                  5,313,736        2,704,354
  Increase (decrease) in net unrealized appreciation                10,067,966       (5,092,442)
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            26,368,122       20,891,702
-----------------------------------------------------------------------------------------------
DISTRIBUTION TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                            (10,942,760)     (22,691,231)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                  (10,942,760)     (22,691,231)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                  29,909,344       82,239,990
  Net asset value of shares issued
    for reinvestment of dividends                                    5,600,108       11,696,083
  Cost of shares reacquired                                        (44,907,743)    (119,738,880)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                         (9,398,291)     (25,802,807)
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    6,027,071      (27,602,336)
NET ASSETS:
  Beginning of period                                              378,986,519      406,588,855
-----------------------------------------------------------------------------------------------
  End of period*                                                 $ 385,013,590    $ 378,986,519
===============================================================================================
* Includes undistributed net investment income of:               $     746,797    $     703,137
===============================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The National Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Ohio, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1997, SB received sales charges of approximately $116,000 on purchases of the Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended September 30, 1997, CDSCs paid to SB were approximately $11,000 for Class B shares.

     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 1997, total Distribution Plan fees incurred were:

                                     Class A          Class B          Class C
================================================================================
Distribution Plan Fees              $266,666          $44,304          $51,977
================================================================================


     All officers and one Trustee of the Fund are employees of SB.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     4. INVESTMENTS

     During the six months ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $131,250,981
--------------------------------------------------------------------------------
Sales                                                              121,851,311
================================================================================

     At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


================================================================================
Gross unrealized appreciation                                      $32,315,744
Gross unrealized depreciation                                         (133,378)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $32,182,366
================================================================================

     5. CAPITAL LOSS CARRYFORWARD

     At March 31, 1997, the Portfolio had, for Federal income tax purposes, approximately $1,485,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                                           3/31/03      3/31/04
================================================================================
Carryforward Amounts                                     $1,445,000     $40,000
================================================================================

     6. SHARES OF BENEFICIAL INTEREST

     At September 30, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At September 30, 1997, total paid-in capital amounted to the following for each class:

                                  Class A           Class B         Class C
================================================================================
Total Paid-in Capital          $319,965,040       $13,366,774     $15,065,829
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                         Six Months Ended                     Year Ended
                                        September 30, 1997                  March 31, 1997
                                   ---------------------------       ---------------------------
                                      Shares          Amount           Shares          Amount
================================================================================================
Class A
Shares sold                         2,041,784    $  28,267,895        5,705,109    $  77,871,073
Shares issued on reinvestment         368,292        5,133,261          785,527       10,732,902
Shares redeemed                    (3,134,745)     (43,497,937)      (8,337,357)    (113,957,473)
------------------------------------------------------------------------------------------------

Net Decrease                         (724,669)   $ (10,096,781)      (1,846,721)   $ (25,353,498)
================================================================================================
Class B
Shares sold                            93,406    $   1,302,000          139,353    $   1,871,437
Shares issued on reinvestment          16,429          229,102           29,337          427,323
Shares redeemed                       (25,054)        (350,057)         (84,709)      (1,158,601)
------------------------------------------------------------------------------------------------
Net Increase                           84,781    $   1,181,045           83,981    $   1,140,159
================================================================================================
Class C
Shares sold                            24,333    $     339,449          179,662    $   2,497,480
Shares issued on reinvestment          17,094          237,745           42,703          535,858
Shares redeemed                       (76,862)      (1,059,749)        (338,272)      (4,622,806)
------------------------------------------------------------------------------------------------
Net Decrease                          (35,435)   $    (482,555)        (115,907)   $  (1,589,468)
================================================================================================

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                     1997(1)        1997        1996       1995(2)      1994       1993
=======================================================================================================
Net Asset Value,
  Beginning of Period              $13.60        $13.67      $13.32      $13.35      $13.81      $12.95
-------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income              0.41          0.81        0.81        0.82        0.85        0.88
  Net realized and
    unrealized gain (loss)           0.55         (0.09)       0.35       (0.01)      (0.39)       0.87
-------------------------------------------------------------------------------------------------------
Total Income From
  Operations                         0.96          0.72        1.16        0.81        0.46        1.75
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.40)        (0.79)      (0.81)      (0.84)      (0.86)      (0.89)
  Net realized gains                   --            --          --          --       (0.06)         --
-------------------------------------------------------------------------------------------------------
Total Distributions                 (0.40)        (0.79)      (0.81)      (0.84)      (0.92)      (0.89)
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                    $14.16        $13.60      $13.67      $13.32      $13.35      $13.81
-------------------------------------------------------------------------------------------------------
Total Return                         7.16%++       5.41%       8.83%       6.38%       3.17%      13.96%
-------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)           $356          $351        $378        $401        $413        $383
-------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                           0.67%+        0.70%       0.70%       0.60%       0.52%       0.53%
  Net investment income              5.78+         5.92        5.88        6.30        6.05        6.58
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                33%           31%         27%         54%         42%         53%
=======================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                  1997(1)           1997           1996         1995(2)
=====================================================================================================
Net Asset Value, Beginning of Period            $13.61           $13.67         $13.33         $12.41
-----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                           0.36             0.74           0.73           0.33
  Net realized and unrealized gain (loss)         0.55            (0.08)          0.35           0.91
-----------------------------------------------------------------------------------------------------
Total Income From Operations                      0.91             0.66           1.08           1.24
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.36)           (0.72)         (0.74)         (0.32)
-----------------------------------------------------------------------------------------------------
Total Distributions                              (0.36)           (0.72)         (0.74)         (0.32)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $14.16           $13.61         $13.67         $13.33
-----------------------------------------------------------------------------------------------------
Total Return                                      6.79%++          4.95%          8.26%         10.11%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $14,406          $12,691        $11,605         $6,905
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.35%+           1.20%          1.19%          1.19%+
  Net investment income                           5.10+            5.42           5.37           5.75+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             33%              31%            27%            54%
=====================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2)  For the period from November 7, 1994 (inception date) to March 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                        1997(1)          1997           1996          1995(2)          1994           1993(3)
==========================================================================================================================
Net Asset Value,
  Beginning of Period                $13.59           $13.65         $13.32         $13.33           $13.80         $13.47
--------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                0.35             0.73           0.73           0.74             0.76           0.22
  Net realized and
    unrealized gain (loss)             0.55            (0.08)          0.34          (0.01)           (0.40)          0.31
--------------------------------------------------------------------------------------------------------------------------
Total Income From
  Operations                           0.90             0.65           1.07           0.73             0.36           0.53
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.36)           (0.71)         (0.74)         (0.74)           (0.77)         (0.20)
  Net realized gains                     --               --             --             --            (0.06)            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                   (0.36)           (0.71)         (0.74)         (0.74)           (0.83)         (0.20)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                      $14.13           $13.59         $13.65         $13.32           $13.33         $13.80
--------------------------------------------------------------------------------------------------------------------------
Total Return                           6.69%++          4.90%          8.13%          5.80%            2.40%          3.98%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)              $14,998          $14,901        $16,563        $18,599          $18,185         $5,738
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                             1.48%+           1.27%          1.27%          1.23%            1.22%          1.20%+
  Net investment income                4.97+            5.35           5.31           5.69             5.29           5.68+
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  33%              31%            27%            54%              42%            53%
==========================================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from January 5, 1993 (inception date) to March 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                      [This page intentionally left blank]

SMITH BARNEY                                                        SMITH BARNEY
MUNI FUNDS                                     ---------------------------------
                                               A Member of TravelersGroup [LOGO]


Trustees                              Investment Manager
Joseph H. Fleiss                      Smith Barney Mutual Funds
Donald R. Foley                       Management Inc.
Paul Hardin
Heath B. McLendon, Chairman           Distributor
Roderick C. Rasmussen                 Smith Barney Inc.
John P. Toolan
                                      Custodian
C. Richard Youngdahl, Emeritus        PNC Bank, N.A.

Officers                              Shareholder
Heath B. McLendon                     Servicing Agent
Chief Executive Officer               First Data Investor Services Group, Inc.
                                      P.O. Box 9134
Lewis E. Daidone                      Boston, MA 02205-9134
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller                            This report is submitted for the general
                                      information of the shareholders of Smith
Christina T. Sydor                    Barney Muni Funds - National Portfolio.
Secretary                             It is not authorized for distribution to
                                      prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.



                                      SMITH BARNEY MUNI FUNDS
                                      388 Greenwich Street
                                      New York, New York 10013



                                      FD0806 11/97


================================================================================
                              SEMI - ANNUAL REPORT
================================================================================


                                  [GRAPHIC]

                                  Smith Barney
                                  Muni Funds
                                  Limited Term
                                  Portfolio
                                  ----------------------------
                                  September 30, 1997




                           [LOGO] Smith Barney Mutual Funds
                                  Investing for your future.
                                  Every day.

======================
Limited Term Portfolio
======================

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- Limited Term Portfolio ("Portfolio") for the period ended September 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

Performance Update

For the six months ended September 30, 1997, Class A shares of the Portfolio had a total return of 5.22%. In comparison, its Lipper Analytical Services, Inc. ("Lipper") peer group average had a total return of 5.06% for the same period. (Lipper is an independent fund-tracking organization.) The performance figures for Class C shares can be found in the sections immediately following this letter.

We are very pleased to report that your Portfolio has received a five-star rating overall from Morningstar, Inc.* as of September 30, 1997. During the six months covered by the report, the Portfolio distributed income dividends totaling $0.168 per Class A share. Based on its net asset value ("NAV") of $6.71 as of September 30, 1997 for Class A shares and the current income dividend of $0.028 per Class A share, this equates to an annualized distribution rate of 5.01%. For an individual in the Federal tax bracket of 36%, the Fund's tax free yield of 5.01% is equivalent to a taxable yield of 7.83%. (This figure assumes an investor is in the 36% federal tax bracket, which according to the Internal Revenue Service constitutes nearly 10% of all U.S. taxpayers.)

Market and Economic Overview

The municipal bond market experienced a strong rally in September after a downturn in August. The downturn was primarily fueled by renewed investor concerns of higher inflationary pressures and signs of growing strength in the U.S. economy. Despite the recent increase in volatility in the financial markets, the U.S. economy has continued to grow strongly with low unemployment and a noticeable absence of any signs of higher inflation.

----------
*Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/97. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The 1-year rating is calculated using the same methodology, but is not a component of the overall rating. The Fund received 5 stars for the 1- and 5-year periods. It was rated among 1,373 and 668 municipal bond funds for the 1- and 5-year periods, respectively. Ten percent of the funds in a rating category receive five stars.

At its March 1997 meeting, the Federal Reserve Board ("Fed") raised the federal-funds rate by 25 basis points, or 0.25% as a result of unexpected strength in the U.S. economy. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Nevertheless, since that time, the Fed has remained on the sidelines, leaving interest rates unchanged at their May, July, August and September meetings. Yet in testimony delivered to the House Budget Committee on October 8, 1997, Fed Chairman Alan Greenspan again warned that strong economic growth could lead to a resurgence in inflation.

So far in 1997, tax-exempt bonds experienced the second largest new issue volume ever. In our opinion, the continuing high demand for municipal bonds is a definite sign of strength in the bond market. We believe this high demand for tax-exempt bonds was well received by many investment professionals and should continue to support today's bond prices.

Investment Strategy

The Portfolio is an intermediate-term municipal bond fund that seeks to provide investors with as high a level of current income exempt from federal taxes as is consistent with a prudent investment approach. The Fund normally invests in investment-grade municipal securities with remaining maturities of no greater than 20 years, and normally maintains a dollar-weighted average maturity of between 3 and 10 years. We believe the combination of intermediate term securities and the portfolio's high-quality orientation should help to reduce credit risk and NAV price volatility, while still maintaining a competitive dividend yield for shareholders.

As of September 30, 1997, the Fund's average weighted maturity was 8.5 years, and approximately 93% of the Fund's holdings were rated investment grade. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Rating Services, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be equivalent.) The Fund's largest holdings were concentrated in hospital bonds (16.3%), transportation bonds (11.2%), education bonds (11.1%) and housing bonds (10.9%).

Municipal Bond Market Outlook

Some investors have expressed concerns that certain provisions of the recently enacted Federal Taxpayer Relief Act of 1997 (which was part of the Balanced Budget Agreement) could erode many of the tax advantages that municipal bonds currently offer investors. However, we believe this tax legislation is largely positive for the municipal bond market because the reduction in the long-term capital gains tax rate could benefit investors who receive capital gain dividends from municipal bond funds. In addition, the withdrawal of the alternative minimum tax for small business corporations provides favorable tax treatment for many corporate municipal bond investors. Moreover, the new tax legislature expands the issuance of education and housing bonds, two key segments of the municipal bond market.

Going forward, we believe that the municipal bond market should remain strong over the next few months. In our opinion, the Federal Reserve should continue to remain on the sidelines and not raise interest rates unless greater inflationary pressures appear. We believe that a moderate U.S. economy with low inflation will continue to be favorable for intermediate-term municipal bonds.

In the coming months, we expect less bond issuance by municipalities, which should be positive for municipal bonds. Given our expectations for a strong municipal bond market and the lofty valuations of the stock market, we believe it may be appropriate for some investors to consider reallocating their portfolios and increasing their exposure to bonds.

On a more somber note, we were saddened by the loss of an outstanding physician and Trustee of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

In closing, thank you for investing in the Smith Barney Muni Funds - Limited Term Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                         /s/ Lawrence T. McDermott

Heath B. McLendon                             Lawrence T. McDermott
Chairman                                      Vice President


October 28, 1997

==========================================================================================================
Historical Performance -- Class A Shares
==========================================================================================================
                                            Net Asset Value
                                      ----------------------------
                                      Beginning             End                Income            Total
Period Ended                          of Period          of Period            Dividends        Returns(1)
==========================================================================================================
9/30/97                                $6.54              $6.71                $0.17             5.22%+
----------------------------------------------------------------------------------------------------------
3/31/97                                 6.61               6.54                 0.35             4.30
----------------------------------------------------------------------------------------------------------
3/31/96                                 6.54               6.61                 0.36             6.65
----------------------------------------------------------------------------------------------------------
3/31/95                                 6.55               6.54                 0.37             5.69
----------------------------------------------------------------------------------------------------------
3/31/94                                 6.68               6.55                 0.37             3.65
----------------------------------------------------------------------------------------------------------
3/31/93                                 6.45               6.68                 0.39             9.82
----------------------------------------------------------------------------------------------------------
3/31/92                                 6.38               6.45                 0.42             7.99
----------------------------------------------------------------------------------------------------------
3/31/91                                 6.28               6.38                 0.40             8.23
----------------------------------------------------------------------------------------------------------
3/31/90                                 6.20               6.28                 0.46             9.07
----------------------------------------------------------------------------------------------------------
Inception* - 3/31/89                    6.25               6.20                 0.13             1.09+
==========================================================================================================
Total                                                                          $3.42
==========================================================================================================
==========================================================================================================
Historical Performance -- Class C Shares
==========================================================================================================
                                            Net Asset Value
                                      ----------------------------
                                      Beginning             End                Income            Total
Period Ended                          of Period          of Period            Dividends        Returns(1)
==========================================================================================================
9/30/97                                $6.54              $6.70                $0.16             4.95%+
----------------------------------------------------------------------------------------------------------
3/31/97                                 6.61               6.54                 0.34             4.10
----------------------------------------------------------------------------------------------------------
3/31/96                                 6.54               6.61                 0.34             6.45
----------------------------------------------------------------------------------------------------------
3/31/95                                 6.54               6.54                 0.35             5.51
----------------------------------------------------------------------------------------------------------
3/31/94                                 6.68               6.54                 0.35             3.15
----------------------------------------------------------------------------------------------------------
Inception* - 3/31/93                    6.62               6.68                 0.09             2.28+
==========================================================================================================
Total                                                                          $1.63
==========================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================

                                                      Without Sales Charge(1)
                                                    ----------------------------
                                                    Class A             Class C
================================================================================
Six Months Ended 9/30/97+                             5.22%               4.95%
--------------------------------------------------------------------------------
Year Ended 9/30/97                                    7.37                7.15
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                              5.95                N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97                            6.97                5.60
================================================================================
                                                      Without Sales Charge(2)
                                                    ----------------------------
                                                    Class A             Class C
================================================================================
Six Months Ended 9/30/97+                             3.17%               3.95%
--------------------------------------------------------------------------------
Year Ended 9/30/97                                    5.29                6.15
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                              5.54                N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97                            6.72                5.60
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                      Without Sales Charge(1)
================================================================================
Class A (Inception* through 9/30/97)                          81.45%
--------------------------------------------------------------------------------
Class C (Inception* through 9/30/97)                          29.46
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A and C shares are November 28, 1988 and January 5, 1993, respectively.

================================================================================
Historical Performance (unaudited)
================================================================================


                 Growth of $10,000 Invested in Class A Shares of
                         the Limited Term Portfolio vs.
                 Lehman Brothers Municipal 5-Year Bond Index and
                   Lehman Brothers Municipal Long Bond Index+

--------------------------------------------------------------------------------
                         November 1988 -- September 1997








 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]





                Limited Term        Lehman Brothers Municipal          Lehman Brothers Municipal
    Date         Portfolio             5-Year Bond Index                    Long Bond Index
    ----         ---------             -----------------                    ---------------
  11/28/88        $ 9,796                  $10,000                               $10,000
      3/89        $ 9,900                  $10,024                               $10,100
      3/90        $10,720                  $10,994                               $11,200
      3/91        $11,653                  $12,022                               $12,071
      3/92        $12,568                  $13,046                               $13,440
      3/93        $13,786                  $14,395                               $15,402
      3/94        $14,273                  $14,821                               $15,574
      3/95        $15,076                  $15,667                               $16,980
      3/96        $16,078                  $16,808                               $18,457
      3/97        $16,769                  $17,511                               $19,620
   9/30/97        $17,645                  $18,322                               $21,260



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on November 28, 1988, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through September 30, 1997. The Lehman Brothers Municipal 5-Year Bond Index (consisting of 4-6 year maturities) and the Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) are sub-indices of the Lehman Brothers Municipal Bond Index, a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The sub-indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

===========================================================================================================
Schedule of Investments (unaudited)                                                      September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Education -- 11.1%
$    2,825,000   A*         Arizona Education Loan Marketing Corp., Education Loan
                              Revenue Bonds, 7.000% due 3/1/02(a)(b)                           $  3,054,531
     2,180,000   A*         Arkansas State Student Loan Authority Revenue,
                              Sub-Series A-2, (Partially Pre-Refunded--Escrowed with
                              U.S. government securities to 12/1/97 Call @ 100),
                              6.125% due 12/1/00(a)(c)                                            2,248,125
       940,000   Aa*        Brazos, TX Higher Education Authority, Series C-1,
                              6.000% due 11/1/99(a)                                                 967,025
                            Colorado Student Obligation Board Authority,
                              Student Loan Revenue:
       240,000   A*              Series A, 6.625% due 6/1/99                                        246,900
     1,350,000   A*              Series A-1, 6.600% due 9/1/98                                    1,372,410
     1,150,000   AA         Fairfield County, SC School District, COP,
                              5.500% due 3/1/07                                                   1,200,312
     1,000,000   A+         Illinois Student Assistance Commission, Student Loan
                              Revenue, Series H, 6.100% due 3/1/01(a)                             1,041,250
       350,000   Aa1*       Iowa Student Loan Liquidity Corp., Student Loan Revenue,
                              Series A, 6.000% due 3/1/98                                           352,412
     1,000,000   Aaa*       Kentucky Higher Education Student Loan Corp.,
                              Insured Student Loan Revenue, Series 91B,
                              6.500% due 12/1/00(a)                                               1,052,500
     1,000,000   AAA        Lanse Creuse, MI Public Schools, AMBAC-Insured,
                              5.250% due 5/1/17                                                     983,750
       210,000   AAA        Louisiana Public Facilities Authority Revenue, Supplemental
                              Student Loan C, AMBAC-Insured, 8.125% due 12/1/99                     223,125
     4,655,000   AAA        McKeesport, PA Area School District, MBIA-Insured,
                              zero coupon due 10/1/17                                             1,576,881
     1,200,000   A*         Montana State Higher Education Student Assistance
                              Corp., Student Loan Revenue, Series 92B,
                              7.050% due 6/1/04(a)                                                1,288,500
                            North Texas Higher Education Authority Inc.,
                              Student Loan Revenue:
     1,475,000   AAA             AMBAC-Insured, 7.000% due 4/1/01(a)                              1,550,594
     2,400,000   A*              Series D, 6.300% due 4/1/09(a)                                   2,481,000
     2,000,000   AAA        Pennsylvania State Higher Education Assistance Agency,
                              Student Loan Revenue Refunding, Series A,
                              FGIC-Insured, 6.800% due 12/1/00                                    2,135,000
     1,500,000   A*         Rhode Island Student Loan Authority Revenue Refunding,
                              Series 92B, 6.750% due 12/1/01(a)                                   1,612,500
     1,500,000   AAA        Schuylkill, PA Redevelopment Authority Revenue,
                              Commonwealth Lease Revenue Bonds, Series A,
                              FGIC-Insured, 6.850% due 6/1/03                                     1,648,125
     2,540,000   A          South Dakota Student Loan Assistance Corp., Student Loan
                              Revenue, 7.350% due 8/1/98(a)                                       2,596,896
       630,000   A*         Texas State Higher Education Coordinating Board, College
                              Student Loan Revenue, 6.800% due 4/1/98(a)                            636,382

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Education -- 11.1% (continued)
                            Utah State School District Co-Op Revenue Financing Pool,
                              LOC Swiss Bank:
$      875,000   AA+             8.300% mandatory tender 2/15/98                               $    887,932
       945,000   AA+             8.300% mandatory tender 2/15/00                                  1,022,962
     2,195,000   AA+             8.375% due 2/15/10                                               2,265,723
-----------------------------------------------------------------------------------------------------------
                                                                                                 32,444,835
-----------------------------------------------------------------------------------------------------------
Escrowed to Maturity(c) -- 5.0%
     1,390,000   AAA        Boston, MA Water & Sewer Community Revenue,
                              10.650% due 1/1/99                                                  1,457,762
       740,000   Baa3*      Delaware County, PA Development Authority Revenue,
                              (Elwyn Inc. Project), 7.750% due 6/1/00                               805,675
        60,000   AAA        Enid, OK Hospital Authority Revenue, St. Mary's Hospital
                              Crossover Refunding, 8.000% due 7/1/98                                 60,826
     1,135,000   AAA        Erie County, OH Hospital Improvement, Sandusky
                              Memorial Hospital, 8.750% due 1/1/06(b)                             1,335,044
     1,050,000   AAA        Illinois Educational Facilities Authority Revenue, Chicago
                              Osteopathic Medical, Series A, 8.750% due 7/1/05                    1,263,937
       965,000   AAA        Kalamazoo, MI Hospital Finance Authority,
                              6.750% due 4/1/03                                                   1,037,375
       445,000   NR         Lehigh County, PA IDA, Industrial & Commercial
                              Development Revenue, (Strawbridge Project),
                              7.200% due 12/15/01                                                   485,050
                            New Haven, CT GO, Series B:
       275,000   Baa1*        5.700% due 12/1/97                                                    275,894
     1,135,000   Baa1*        9.000% due 12/1/01                                                  1,342,138
     1,175,000   NR         New Jersey State Educational Facilities Authority Revenue,
                              Fairleigh Dickinson University, Series C,
                              7.750% due 7/1/01                                                   1,267,531
       320,000   A          Ouachita Parish, LA Hospital Services District #1,
                              Hospital Revenue Bonds, Glenwood Regional
                              Medical Center, Series 1991, 7.250% due 7/1/00                        344,400
     1,870,000   AAA        Owensboro, KY Electric, Light & Power,
                              10.500% due 1/1/04(b)                                               2,239,325
       220,000   Aa*        Philadelphia, PA Hospitals and Higher Education Facilities
                              Authority Revenue, St. Agnes Medical Center Project,
                              FHA-Insured, 6.750% due 8/15/01                                       229,625
       455,000   AAA        San Francisco, CA Airport Improvement Corp.,
                              Lease Revenue, United Airlines, 7.875% due 7/1/99                     474,906
       755,000   NR         Sullivan County, TN Health & Educational Facilities, Holston
                              Valley Community Hospital, 7.000% due 9/1/99                          796,525
       880,000   NR         Tom Green County, TX Hospital Authority,
                              7.875% due 2/1/06                                                     992,200
-----------------------------------------------------------------------------------------------------------
                                                                                                 14,408,213
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Finance -- 1.2%
$    1,000,000   A+         New York State Local Government Assistance Corp.,
                              6.600% due 4/1/98                                                $  1,013,580
       400,000   A-1+       Puerto Rico Commonwealth Government
                              Development Bank, 3.700% due 12/1/15(d)                               400,000
     2,000,000   AAA        Texas State Public Finance Authority Building Revenue,
                              Series B, AMBAC-Insured, 6.200% due 2/1/05                          2,205,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,618,580
-----------------------------------------------------------------------------------------------------------
General Obligation -- 7.3%
     1,000,000   AAA        Arizona COP Refunding GO, FSA-Insured,
                              6.500% due 3/1/08                                                   1,093,750
     2,000,000                AAA Chicago, IL Board of Education GO, Chicago
                              School Reform, AMBAC-Insured,
                              5.800% due 12/1/13                                                  2,092,500
     1,570,000   BBB        Government of Guam GO, Series A, 5.750% due 8/15/99                   1,603,362
                            Harris County, TX Refunding Toll Road Authority
                              GO Unlimited, MBIA-Insured:
     1,000,000   AAA             Zero coupon due 8/15/11                                            493,750
     1,000,000   AAA             Zero coupon due 8/15/12                                            466,250
     1,250,000   AAA             Zero coupon due 8/15/13                                            550,000
       500,000   AA+        Kings County, WA GO Unlimited Tax Obligation,
                              9.000% due 12/1/98                                                    528,125
       500,000   A3*        Meridian, CO Metropolitan District, GO, Refunding Bonds,
                              7.000% due 12/1/97                                                    501,805
                            New Haven, CT GO, Series B:
       350,000   Baa1*        5.700% due 12/1/97                                                    350,808
       865,000   Baa1*        9.000% due 12/1/01                                                    959,069
                            New York City, NY GO:
     2,500,000   BBB+         Series A, 6.250% due 8/1/08                                         2,718,750
     2,500,000   BBB+         Series B, 5.250% due 8/1/16                                         2,412,500
     1,040,000   BBB+         Series D, 7.200% due 2/1/00                                         1,106,300
       970,000   BBB+         Series F,  8.100% due 11/15/99                                      1,046,388
     2,000,000   BBB+         Series H, 5.900% due 8/1/09                                         2,117,500
                            Texas State Veterans Housing Assistance:
     2,755,000   AA           Fund IID GO, 5.650% due 12/1/14(a)                                  2,834,206
       395,000   AA           GO, FHA-Insured, 6.050% due 12/1/12(a)                                402,900
-----------------------------------------------------------------------------------------------------------
                                                                                                 21,277,963
-----------------------------------------------------------------------------------------------------------
Hospitals -- 16.3%
       515,000   A+         ABAG Finance Authority Nonprofit Corps, CA Insured COP,
                              (Rehabilitation Mental Health Services Inc. Project),
                              6.100% due 6/1/02                                                     550,406
       600,000   A-         Bexar County, TX Health Facilities Development
                              Corp., Health Facilities Revenue Refunding,
                              Independence Hill Project, LOC Banque
                              Paribas, 7.500% mandatory tender 12/1/98                              622,500

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Hospitals -- 16.3% (continued)
$    1,000,000   AAA        Calcasieu Parish Louisiana Memorial Hospital Services
                              District Revenue, Lake Charles Memorial Hospital,
                              Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                 $  1,171,250
     3,500,000   BBB        Colorado Health Facilities Authority Hospital Revenue
                              Bonds, Series 1993, Rocky Mountain Adventist
                              Health Guaranteed, 6.250% due 2/1/04                                3,714,375
     1,200,000   AAA        Connecticut State Health & Educational Facilities
                              Authority Revenue, Veterans Memorial Medical
                              Center, Series A, MBIA-Insured, 6.250% due 7/1/06                   1,344,000
     1,000,000   AAA        Cuyahoga County, OH Hospital Revenue Refunding &
                              Improvement, University Hospitals, Series A,
                              MBIA-Insured, 6.000% due 1/15/06                                    1,095,000
     5,500,000   AAA        District of Columbia Hospital Revenue, Medlantic
                              Healthcare Group, Series A, MBIA-Insured,
                              5.375% due 8/15/15                                                  5,451,875
     2,135,000   A2*        Harris County, TX Health Facilities Development
                              Corp., Memorial Health System Guaranteed,
                              7.125% due 6/1/05                                                   2,415,219
     1,000,000   BBB-       Illinois Health Facilities Authority Revenue Refunding,
                              Trinity Medical Center, 6.500% due 7/1/00                           1,043,750
       975,000   Ba3*       Langhorne Manor Higher Education & Health
                              Authority, Bucks County, PA Lower Bucks Hospital,
                              6.375% due 7/1/99                                                     983,531
     3,000,000   AAA        Lee County, FL Hospital Board of Directors, Hospital
                              Revenue, Lee Memorial Health System, MBIA-Insured,
                              5.000% due 4/1/17                                                   2,880,000
     2,200,000   BBB        Maplewood, MN Healthcare Facilities Revenue,
                              (Health East Project), 5.950% due 11/15/06                          2,268,750
                            Massachusetts Health & Education Facilities
                              Authority Revenue, Series A:
       515,000   Ba1*            Massachusetts Eye & Ear Infirmary,
                                    7.000% due 7/1/98                                               520,871
     2,000,000   AAA             Partners Healthcare System, MBIA-Insured,
                                    5.250% due 7/1/15                                             1,970,000
                            New Jersey Healthcare Facilities Financing Authority
                              Revenue:
     1,000,000   Baa1*           Elizabeth General Medical Center, Series C,
                                    7.100% due 7/1/99                                             1,045,000
     1,030,000   BBB+            Pascack Valley Hospital, Series 91,
                                    6.500% due 7/1/01                                             1,091,800
                            New York State Dormitory Authority Revenue:
     3,000,000   A-           Mental Health Services Facilities, Series B,
                                 5.750% due 8/15/12                                               3,101,250
     2,000,000   AAA          United Health Services, AMBAC/FSA-Insured,
                                 5.500% due 8/1/17                                                2,012,500

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Hospitals -- 16.3% (continued)
$    2,000,000   AAA        Norfolk, VA IDA Revenue, Bon Secours Health,
                              MBIA-Insured, 5.250% due 8/15/17                                  $ 1,975,000
     2,170,000   A+         Palm Beach County, FL Health Facilities Authority
                              Revenue, Good Samaritan Health System Guaranteed,
                              6.150% due 10/1/06                                                  2,338,175
       390,000   A3*        Philadelphia, PA Hospitals and Higher Education
                              Facilities Authority Revenue, Albert Einstein
                              Medical Center, 6.500% due 10/1/97                                    390,010
     1,750,000   A          Riverside, CA Asset Leasing Corp., Leasehold Revenue
                              Bonds, 1993 Series A, Riverside Hospital Project,
                              6.000% due 6/1/04                                                   1,857,188
     4,690,000   AA         Royal Oak, MI Hospital Financing Authority Revenue,
                              William Beaumont Hospital, Series K,
                              zero coupon due 11/15/08                                            2,714,338
                            Scranton-Lackawanna, PA Health & Welfare
                              Authority Revenue:
     3,000,000   BBB-++           Allied Services Rehabilitation Hospitals,
                                    7.125% due 7/15/05                                            3,281,250
     1,000,000   BBB-            Moses Taylor Hospital Project,
                                    6.050% due 7/1/10                                             1,022,500
       687,000   BBB-++     Valley Health System, CA COP Refunding Project,
                              6.250% due 5/15/99                                                    696,446
-----------------------------------------------------------------------------------------------------------
                                                                                                 47,556,984
-----------------------------------------------------------------------------------------------------------
Housing -- 10.9%
     3,000,000   A-         Aurora, IL Multi-Family Revenue Refunding
                              Housing, (Fox Village Unit 18D Project),
                              LOC Banque Paribas, 7.750% due 9/1/98                               3,084,540
     1,500,000   AAA        California Housing Finance Agency Revenue,
                              Home Mortgage, Series I, MBIA-Insured,
                              5.650% due 8/1/17(a)                                                1,524,375
     2,500,000   Aa2*       California State Department of Veterans
                              Affairs, Home Purchase Revenue, Series A,
                              7.500% due 8/1/98(a)                                                2,576,550
     2,885,000   A+         City of Burnsville, MN Multi-Family Housing Revenue
                              Refunding Bonds, (The Atrium Project), Policy of
                              Indemnity Commercial Union Insurance Co. PLC,
                              Reinsured by Trygg-Hansa Ins. Co. of Sweden
                              7.200% mandatory tender 5/1/02                                      2,974,724
     2,250,000   AAA        DeKalb County, GA HFA, Multi-Family Housing Revenue,
                              (Chimney Trace Project), FNMA-Collateralized,
                              5.625% mandatory tender 5/1/05                                      2,373,750
       765,000   AAA        Fairfax County, VA Redevelopment & Housing Authority,
                              Multi-Family Refunding, Kingsley 91A, FHA-Insured,
                              6.500% due 11/1/01                                                    805,163

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Housing -- 10.9% (continued)
$    1,480,000   AAA        Harrisonburg, VA Redevelopment & Housing Authority,
                              Multi-Family Housing Revenue, (Greens of Salem
                              Run Project), FSA-Insured, 6.000% due 4/1/12(a)                  $  1,542,900
        60,000   Aaa*       Louisiana Housing Finance Agency Mortgage Revenue,
                              GNMA-Collateralized, Single-Family Mortgage
                              Revenue, 7.600% due 11/1/97(a)                                         59,850
     1,800,000   AA-        Louisiana Public Facilities Authority Revenue, Multi-Family
                              Housing, Oakleigh Apartments, Series A,
                              5.950% mandatory tender 3/15/05                                     1,903,500
       690,000   AA         Maine State Housing Authority, Series A-3, FHA-Insured,
                              6.900% due 11/15/98                                                   705,421
       613,737   AAA        Monroe-West Monroe, LA Public Trust Financing Authority,
                              FHLMC-Collateralized, 8.500% due 5/20/02                              645,957
     1,000,000   Aaa*       Nevada Housing Single-Family Mortgage, Series E,
                              FHA-Insured, 5.350% due 10/1/27(a)                                  1,010,000
     2,500,000   A+         New York City, NY Housing Authority, Multi-Family Revenue
                              Refunding, Series A, 5.650% due 7/1/10                              2,578,125
       465,000   Ba2*       Odessa, TX Housing Development Corp. #2, Multi-Family
                              Revenue Refunding, Chaparral Village, Series A,
                              6.375% due 12/1/03                                                    481,856
     1,625,000   AAA        Onterie Center Housing Finance Corp., IL Mortgage
                              Revenue Refunding (Onterie Center Project),
                              Series A, MBIA-Insured, 6.500% due 7/1/02                           1,728,594
     2,500,000   AA+        Rhode Island Housing & Mortgage Finance Corp.,
                              Home Ownership Opportunity, Series C,
                              5.650% due 10/1/20(a)                                               2,609,375
       165,000   AAA        St. Louis County, MO Single-Family Mortgage Revenue,
                              MBIA-Insured, 6.125% due 4/1/03                                       170,156
     1,000,000   AAA        Texas State Department of Housing & Community Affairs,
                              GNMA/FNMA-Collateralized Home Mortgage
                              Revenue Bonds, Series B-2, RIBS Variable Rate,
                              7.800% due 6/18/23(a)(e)                                            1,110,000
        90,000   AA         Texas State Housing Agency Mortgage Revenue
                              Single-Family, 1987D, 7.750% due 7/1/99(a)                             92,363
     3,245,000   AA+        Virginia State Housing Development Authority,
                              Multi-Family Housing, Series E, 5.600% due 11/1/17(a)               3,269,337
       410,000   AA         Wyoming Community Development Authority,
                              Single-Family Mortgage, Series 1988C,
                              7.800% due 6/1/99(a)                                                  419,738
-----------------------------------------------------------------------------------------------------------
                                                                                                 31,666,274
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 8.5%
     1,500,000   A          Bel Air, MD Revenue Refunding, (May Department
                              Stores Co. Project), 6.375% due 10/1/99                             1,565,625
     1,000,000   A          Belmont County, OH IDR Refunding, (May Department
                              Stores Co. Project), Series 91, 6.500% due 1/1/00                   1,050,000

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Industrial Development -- 8.5% (continued)
$    2,000,000   AA+        Clarion County, PA IDA Energy Development Revenue,
                              (Piney Creek Project), LOC Swiss Bank,
                              7.250% mandatory tender 12/1/00(a)                               $  2,160,000
     3,000,000   Ba1*       Griffin-Spalding County, GA Development Authority
                              Revenue Refunding, (Borden Inc. Project,)
                              Borden Inc. Guaranteed, 7.200% due 6/1/00                           3,161,250
     2,000,000   A+         Iowa Finance Authority, (Governors Square Project),
                              Policy of Indemnity Commercial Union Assurance
                              Co. PLC, Reinsured by Trygg-Hansa Insurance
                              Co. of Sweden, 7.250% mandatory tender 4/1/02                       2,107,500
     3,000,000   A+         Marion, IA Commercial Development Revenue, (Collins
                              Road Project), Policy of Indemnity Aetna Casualty &
                              Surety Co. PLC, Reinsured by Trygg-Hansa Insurance
                              Co. of Sweden, 7.250% mandatory tender 7/1/02                       3,142,500
     3,500,000   BBB+       Metropolitan Government Nashville & Davidson County,
                              TN IDB Revenue Refunding & Improvement, Osco
                              Treatment Inc. Guaranteed, 6.000% due 5/1/03(a)                     3,622,500
     1,000,000   NR         Minneapolis, MN Commercial Development Revenue,
                              (Holiday Inn Metrodome Project), 6.000% due 12/1/01                 1,003,750
     1,835,000   Aa3*       New Jersey EDA, Growth Bonds, LOC Banque Nationale
                              de Paris, 6.200% due 12/1/02(a)                                     1,935,925
                            New York City, NY IDA:
       650,000   Aa1*         IDR Oakdale Knitting Mills Inc., CompositeOffering
                                 XXX 1990, Series G, LOC ABN AMRO Bank NV,
                                 7.700% mandatory tender 11/1/00(a)                                 652,093
     1,365,000   Aa1*         Keystone Electric, LOC ABN AMRO Bank NV,
                                 7.500% due 3/1/98(a)                                             1,397,241
       455,000   Aa1*         SuperFlex, Ltd. Project, Composite Offering XVIII
                                 1989, Series A, LOC ABN AMRO Bank NV,
                                 7.750% optional tender 11/1/99(a)                                  456,465
     2,350,000   AAA        Sioux City, IA IDR, (Terra Centre Project),
                              6.800% due 5/1/07                                                   2,520,375
-----------------------------------------------------------------------------------------------------------
                                                                                                 24,775,224
-----------------------------------------------------------------------------------------------------------
Life Care -- 1.2%
     1,355,000   BBB        Illinois Development Finance Authority, Health
                              Facilities Revenue, Community Living Options,
                              6.375% due 3/1/00                                                   1,393,956
     1,045,000   BBB+       New York State Medical Care Facilities Finance Agency
                              Revenue, Mental Health Services Facilities,
                              Series B, 7.100% due 2/15/99                                        1,086,800
     1,000,000   AAA        Rio Grande Valley, TX Health Facilities, (Valley Baptist
                              Medical Center Project), Short RITES, MBIA-Insured,
                              coupon varies weekly till 8/1/02 then converts to
                              6.250%, 8.110% due 8/1/06(e)                                        1,117,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,598,256
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Miscellaneous -- 7.4%
$    2,595,000   BBB-       Clarksville, TN Natural Gas Acquisition Corp., Gas
                              Revenue, Series A, 6.500% due 11/1/00                            $  2,685,825
       300,000   AAA        Dallas-Fort Worth, TX Regional Airport Revenue, Series A,
                              FGIC-Insured, 5.875% optional tender 5/1/98(a)                        303,444
     2,500,000   AAA        Greater Detroit, MI Resource Recovery Authority,
                              AMBAC-Insured, 6.250% due 12/13/06                                  2,803,125
     2,750,000   A2*        Hoffman Estate, IL Tax Increment Junior Lien, Hoffman
                              Estate Development, Series 91, 6.500% due 5/15/01                   2,918,437
     2,700,000   A          Illinois Development Finance Authority Revenue, Debt
                              Restructure-East St. Louis, 6.875% due 11/15/05                     2,916,000
       575,000   Aa3*       New Jersey EDA Revenue, LOC Banque Nationale de Paris,
                              Series A, 6.250% due 12/1/01(a)                                       593,688
     3,390,000   A          New York State Job Development Authority, Special
                              Purpose, Series A, 5.250% due 3/1/10                                3,402,713
     2,950,000   BBB+       New York State Urban Development Corporation
                              Revenue, Correctional Capital Facilities, Series 6,
                              5.500% due 1/1/13                                                   3,012,688
     1,240,000   AA-        Ohio State Building Authority, Correctional Facilities,
                              Series A, 5.250% due 10/1/09                                        1,303,550
     1,100,000   AAA        Southeast Wisconsin Professional Baseball District League
                              COP, MBIA-Insured, zero coupon due 12/15/16                           390,500
     1,000,000   AA         Tuscon, AZ COP, Asset Guaranty, 6.000% due 7/1/04                     1,070,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 21,399,970
-----------------------------------------------------------------------------------------------------------
Pollution Control -- 5.5%
     1,200,000   AAA        Burke County, GA Development Authority PCR,
                              Refunding,Ogelthorpe Power Co., MBIA-Insured,
                              7.500% due 1/1/03                                                   1,332,000
       435,000   BB         Camden County, NJ PCFA, Solid Waste Resource Recovery
                              Revenue, Series D, 6.350% due 12/1/97                                 435,426
                            Detroit, MI Economic Development Corp., Facilities
                              Recovery Revenue, FSA-Insured:
     3,000,000   AAA             Series A, 7.000% due 5/1/01                                      3,228,750
     1,000,000   AAA             Series 91A, 6.600% due 5/1/02(a)                                 1,090,000
     1,630,000   BBB        Gila County, AZ IDA Revenue, Pollution Control,
                              8.900% due 7/1/06                                                   1,687,050
     1,075,000   BBB-       Hudson County, NJ Improvement Authority,
                              5.750% due 1/1/98                                                   1,075,903
     1,500,000   A-         Illinois Development Financing Authority, Solid Waste
                              Disposal Revenue Bonds (Waste Management
                              Inc. Project), Series 1990, 7.125% due 1/1/01(a)                    1,612,500
     1,000,000   Baa2*      Massachusetts State IDB Finance Agency, PCR, (Eastern
                              Edison Co. Project), 5.875% due 8/1/08                              1,008,750
     1,500,000   AAA        Montgomery, AL IDB, PCR, (General Electric Co. Project),
                              7.000% mandatory tender 9/15/00(a)                                  1,623,750

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Pollution Control -- 5.5% (continued)
$    1,700,000   A-1+       New York State Energy Research & Development
                              Authority, PCR, NY Electric & Gas, Series B,
                              3.750% due 2/1/29(d)                                             $  1,700,000
     1,050,000   Baa*       Onondaga County, NY Resource Recovery Agency Project
                              Revenue Bonds, Series 1992, 6.625% due 5/1/00(a)                    1,090,688
-----------------------------------------------------------------------------------------------------------
                                                                                                 15,884,817
-----------------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 0.9%
     1,525,000   AAA        Alachua County, FL Health Facilities Authority Revenue,
                              Santa Fe Healthcare Facilities Project,
                              (Call 11/15/00 @102), 6.875% due 11/15/02                           1,654,625
                            Austin, TX Water, Sewer & Electric Refunding Revenue:
       120,000   A            Call 5/15/99 @ 100, 14.000% due 11/15/01                              137,550
        80,000   A*           Call 5/15/98 @ 100, 14.000% due 11/15/01(e)                            95,100
       495,000   AAA        Gila County, AZ IDA PCR, (Call 2/15/01 @ 101),
                              11.250% due 4/1/01                                                    599,569
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,486,844
-----------------------------------------------------------------------------------------------------------
Public Facilities -- 2.8%
        40,000   A-         Concord Santa Cruz Southgate, CA COP, ABAG Finance
                              Corp., 7.100% due 6/1/99                                               40,100
     4,000,000   Aa*        Mt. Stearling, KY Lease Revenue, Kentucky League
                              Cities 1993A, Transamerica Life Guaranteed,
                              5.625% due 3/1/03(b)                                                4,155,000
     1,050,000   BBB        Tampa, FL Capital Improvement Program Revenue,
                              Series 88B, 7.400% due 10/1/97                                      1,050,015
     3,000,000   AAA        Washington State Public Power Supply System,
                              Revenue Refunding, Series B, Nuclear Project No. 1,
                              AMBAC-Insured, 5.125% due 7/1/17                                    2,887,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,132,615
-----------------------------------------------------------------------------------------------------------
Solid Waste -- 1.1%
     3,000,000   A          Northeast Maryland Waste Disposal Authority, Solid Waste
                              Revenue, Montgomery County, 6.200% due 7/1/10(a)                    3,138,750
-----------------------------------------------------------------------------------------------------------
Transportation -- 11.2%
     1,500,000   AAA        Allegheny County, PA Airport Revenue, Greater Pittsburgh
                              International Airport, Series A, MBIA-Insured,
                              5.250% due 1/1/16(a)                                                1,470,000
     1,000,000   AAA        Clark County, NV Airport Improvement Revenue,
                              BIG-Insured, 7.900% due 7/1/00(a)                                   1,047,420
                            Denver, CO City & County Airport Revenue:
     1,510,000   AAA          Series B, MBIA-Insured, 6.250% due 11/15/06(a)                      1,674,212
     1,590,000   Baa1*        Series 1992B, 7.000% due 11/15/01(a)                                1,713,225
     1,000,000   Baa1*        Series 1992B, 7.000% due 11/15/02(a)                                1,090,000
     1,000,000   Baa1*        Series 1994A, 7.200% due 11/15/02(a)                                1,098,750

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Transportation -- 11.2% (continued)
                            E-470 Public Highway Authority, CO Senior Revenue Bonds,
                              MBIA-Insured:
$    5,000,000   AAA             Zero coupon due 9/1/16                                        $  1,793,750
     5,000,000   AAA             Zero coupon due 9/1/17                                           1,700,000
     2,445,000   AAA        Hawaii Airport System Revenue, Second Series of 91,
                              MBIA-Insured, 6.100% due 7/1/99(a)                                  2,527,519
     1,250,000   A          Indiana Transportation Finance Authority, Airport
                              Facilities Lease Revenue, Series A, United Air,
                              6.125% due 11/1/02                                                  1,343,750
     1,000,000   AAA        Massachusetts Port Authority Revenue, Series A,
                              FGIC-Insured, 7.200% due 7/1/03(a)                                  1,091,250
                            Massachusetts State Turnpike Authority,
                            MBIA-Insured:
     9,000,000   Aaa*         Metropolitan Highway System Revenue, Series C,
                                 zero coupon due 1/1/16                                           3,453,750
     2,850,000   Aaa*         Western Turnpike Revenue, Series A,
                                 5.500% due 1/1/17                                                2,871,375
     3,000,000   Aa1*       Ocean Highway and Port Authority, Nassau County,
                              FL Adjustable Demand Revenue Bonds, Series 1990,
                              LOC ABN AMRO Bank, NV, 6.250% due 12/1/02(a)                        3,247,500
     1,600,000   A-1+       Port Authority NY & NJ, Special Obligation Revenue,
                              Versatile Structure Obligation, Series 4,
                              4.100% due 4/1/24(d)                                                1,600,000
       750,000   AA         Port of Houston Authority, Harris County, TX Port
                              Improvement Unlimited Tax Obligation,
                              8.500% due 11/1/98(a)                                                 785,048
     2,250,000   A          Rhode Island State Turnpike & Bridge Authority
                              Revenue, 5.350% due 12/1/17                                         2,190,938
     1,985,000   AA-        Simi Valley, CA Community Development Agency COP,
                              Simi Valley Business Center, 6.050% mandatory tender
                              10/1/99                                                             2,044,550
-----------------------------------------------------------------------------------------------------------
                                                                                                 32,743,037
-----------------------------------------------------------------------------------------------------------
Utilities -- 6.9%
     5,030,000   A          Austin, TX Water, Sewer & Electric Refunding Revenue,
                              14.000% due 11/15/01(b)                                             6,262,350
                            Chelan County, WA Public Utility District #1:
     1,500,000   AA           Chelan Hydro Consolidated System Revenue Bonds,
                                 7.000% mandatory tender 7/1/01(a)                                1,627,500
    22,485,000   AAA          Columbia River Rock Capital Appreciation,
                                 MBIA-Insured, zero coupon due 6/1/13                             9,837,187
       600,000   A-         Georgia Muni Gas Authority Revenue, (Southern Storage
                              Gas Project), 6.300% due 7/1/09                                       649,500
       770,000   Baa1*      Philadelphia, PA Gas Works Revenue Bonds, 13th Series,
                              7.400% due 6/15/00                                                    821,013
     1,000,000   BB         Sam Rayburn, TX Municipal Power Supply System Revenue
                              Refunding, Series A, 6.200% due 10/1/01                             1,017,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 20,215,050
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

===========================================================================================================
Schedule of Investments (unaudited) (continued)                                          September 30, 1997
===========================================================================================================
     FACE
    AMOUNT        RATING                              SECURITY                                   VALUE
===========================================================================================================
Water & Sewer -- 2.7%
$    3,500,000   AAA        Detroit, MI Water Supply System, FGIC-Insured,
                              6.500% due 7/1/15                                               $   4,025,000
     1,075,000   BBB+       Galveston, TX Sewer System Revenue Refunding,
                              (Partially Pre-Refunded--Escrowed with U.S.
                              government securities to 5/1/98 Call @ 100),
                              Series B, 7.800% due 5/1/99(f)                                      1,113,969
     1,500,000   NR         New Jersey EDA Water Facilities Revenue, Series 1991,
                              (New Jersey American Water Co. Inc. Project),
                              Private Placement, 7.400% due 11/1/01(a)                            1,608,750
       250,000   AA         Regional Waste Systems Inc., Maine Solid Waste
                              Recovery System, 7.550% due 7/1/98(a)(b)                              256,385
       950,000   A          Texas Water Resource Finance Authority Revenue,
                              Series 89, 7.400% due 8/15/00                                         989,188
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,993,292
-----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost-- $281,047,652**)                                          $291,340,704
===========================================================================================================

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b)  Securities segregated by Custodian for open market purchase commitment.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice. (e)Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
++   Fitch Investor Services, Inc.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 18 and 19 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") and those identified by a double dagger (++) are rated by Fitch Investors Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB          -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


Moody's     -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa         -- Bonds that are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa          -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A           -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

================================================================================
Bond Ratings (continued)
================================================================================

Fitch       -- Ratings may be modified by the addition of a plus (+) or minus
(-) sign to show relative standings within the major ratings categories.

BBB         -- Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

NR          -- Indicates that the bond is not rated by Standard & Poor's,
               Moody's or Fitch.

================================================================================
Short-Term Securities Ratings
================================================================================

SP-1        -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1         -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1      -- Moody's highest rating for issues having a demand feature --
               VRDO.

MIG 1       -- Moody's highest rating for short-term municipal obligations.

P-1         -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions
================================================================================

ABAG        -- Association of Bay Area Governments
AIG         -- American International Guaranty
AMBAC       -- American Municipal Bond Assurance
                Corporation
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance Company
CONNIE
  LEE       -- College Construction Loan Insurance
                Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
FLAIRS      -- Floating Adjustable Interest Rate
                Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage
                Corporation
FNMA        -- Federal National Mortgage
                 Association
FSA         -- Financial Security Assurance
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage
                Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Authority
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
ISD         -- Independent School District
INFLOS      -- Inverse Floaters
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance
                Corporation
MVRICS      -- Municipal Variable Rate Inverse
                Coupon Security
PCFA        -- Pollution Control Financing Authority
PCR         -- Pollution Control Revenue
RIBS        -- Residual Interest Bonds
RITES       -- Residual Interest Tax-Exempt
                Securities
VA          -- Veterans Administration
VRDD        -- Variable Rate Demand Note
VRWE        -- Variable Rate Wednesday Demand

================================================================================
Statement of Assets and Liabilities (unaudited)               September 30, 1997
================================================================================

ASSETS:
   Investments, at value (Cost-- $281,047,652)                    $ 291,340,704
   Cash                                                                  90,362
   Interest receivable                                                4,718,476
   Receivable for securities sold                                     2,194,167
   Receivable for Fund shares sold                                       89,958
-------------------------------------------------------------------------------
    Total Assets                                                    298,433,667
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                  16,182,522
   Management fees payable                                              135,850
   Distribution fees payable                                             16,908
   Accrued expenses                                                      44,447
-------------------------------------------------------------------------------
    Total Liabilities                                                16,379,727
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 282,053,940
===============================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      42,033
   Capital paid in excess of par value                              275,995,397
   Undistributed net investment income                                  198,328
   Accumulated net realized loss from security transactions          (4,474,870)
   Net unrealized appreciation of investments                        10,293,052
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 282,053,940
===============================================================================
Shares Outstanding:
    Class A                                                          37,526,839
    ---------------------------------------------------------------------------
    Class C                                                           4,506,326
    ---------------------------------------------------------------------------
Net Asset Value:
    Class A (redemption price)                                            $6.71
    ---------------------------------------------------------------------------
    Class C*                                                              $6.70
    ---------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (net asset value plus 2.04% of net asset value per share)             $6.85
===============================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended September 30, 1997

INVESTMENT INCOME:
   Interest                                                          $ 8,356,386
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                              706,227
   Distribution fees (Note 3)                                            241,279
   Registration fees                                                      45,124
   Shareholder and system servicing fees                                  35,971
   Shareholder communications                                             15,943
   Pricing service fees                                                   15,542
   Audit and legal                                                         7,847
   Custody                                                                 7,062
   Trustees' fees                                                          3,510
   Other                                                                   3,611
--------------------------------------------------------------------------------
   Total Expenses                                                      1,082,116
--------------------------------------------------------------------------------
Net Investment Income                                                  7,274,270
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                             76,169,504
      Cost of securities sold                                         75,189,899
--------------------------------------------------------------------------------
   Net Realized Gain                                                     979,605
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                              4,355,048
      End of period                                                   10,293,052
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             5,938,004
--------------------------------------------------------------------------------
Net Gain on Investments                                                6,917,609
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $14,191,879
================================================================================


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

                                                          September 30       March 31
=======================================================================================
OPERATIONS:
    Net investment income                                $   7,274,270    $  15,362,339
    Net realized gain                                          979,605          641,120
    Increase (decrease) in net unrealized appreciation       5,938,004       (3,386,164)
---------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                  14,191,879       12,617,295
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
    Net investment income                                   (7,071,652)     (15,693,903)
---------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                         (7,071,652)     (15,693,903)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
    Net proceeds from sale of shares                        17,568,776       37,182,237
    Net asset value of shares issued
      for reinvestment of dividends                          3,982,067        8,825,123
    Cost of shares reacquired                              (34,636,773)     (62,195,860)
---------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                              (13,085,930)     (16,188,500)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                      (5,965,703)     (19,265,108)

NET ASSETS:
    Beginning of period                                    288,019,643      307,284,751
---------------------------------------------------------------------------------------
    End of period*                                       $ 282,053,940    $ 288,019,643
=======================================================================================
*   Includes undistributed (overdistributed)
      net investment income of:                          $     198,328    $      (4,290)
=======================================================================================


                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1.   SIGNIFICANT ACCOUNTING POLICIES

     The Limited Term Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Ohio, Pennsylvania, National, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $144,065 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

     2.   EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1997, SB received sales charges of approximately $152,000 on purchases of the Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares of the Portfolio if redemption occurs less than one year from initial purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended September 30, 1997, CDSCs paid to SB were approximately:

                                                   Class A             Class C
================================================================================
CDSCs                                              $16,000             $2,000
================================================================================

     Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class C shares calculated at the annual rate of 0.20% of the average daily net assets.

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

     For the six months ended September 30, 1997, total Distribution Plan fees incurred were:


                                                     Class A           Class C
================================================================================
Distribution Plan Fees                               $189,810           $51,469
================================================================================


     All officers and one Trustee of the Fund are employees of SB.

     4.   INVESTMENTS

     During the six months ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                                            $76,498,613
--------------------------------------------------------------------------------
Sales                                                                 76,169,504
================================================================================

     At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                       $10,689,966
Gross unrealized depreciation                                          (396,914)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $10,293,052
===============================================================================

     5.   CAPITAL LOSS CARRYFORWARD

     At March 31, 1997, the Portfolio had, for Federal income tax purposes, approximately $5,452,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:


                                  2001        2002          2003          2004
================================================================================
Carryforward Amounts            $289,000    $577,000    $2,846,000    $1,740,000
================================================================================

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

     6.   SHARES OF BENEFICIAL INTEREST

     At September 30, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At September 30, 1997, total paid-in capital amounted to the following for each class:

                                                      Class A           Class C
================================================================================
Total Paid-in Capital                               $245,595,248     $30,442,182
================================================================================


     Transactions in shares of each class were as follows:


                                       Six Months Ended                  Year Ended
                                      September 30, 1997               March 31, 1997*
                                    ----------------------          ----------------------
                                    Shares          Amount          Shares          Amount
============================================================================================
Class A
Shares sold                        2,196,594    $ 14,644,863       4,671,567    $ 30,834,509
Shares issued on reinvestment        525,926       3,494,057       1,188,611       7,824,406
Shares redeemed                   (4,879,627)    (32,386,926)     (8,251,679)    (54,442,310)
--------------------------------------------------------------------------------------------
Net Decrease                      (2,157,107)   $(14,248,006)     (2,391,501)   $(15,783,395)
============================================================================================
Class C
Shares sold                          439,356    $  2,923,913         962,621    $  6,347,728
Shares issued on reinvestment         73,528         488,010         152,105       1,000,717
Shares redeemed                     (338,234)     (2,249,847)     (1,144,387)     (7,542,039)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)              174,650    $  1,162,076         (29,661)   $   (193,594)
============================================================================================
Class Y
Shares sold                               --              --              --    $         --
Shares issued on reinvestment             --              --              --              --
      Shares redeemed                     --              --         (32,264)       (211,511)
--------------------------------------------------------------------------------------------
Net Decrease                              --              --         (32,264)   $   (211,511)
============================================================================================

================================================================================
Financial Highlights
================================================================================
FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:


Class A Shares                           1997(1)           1997            1996            1995(2)           1994            1993
==================================================================================================================================
Net Asset Value,
  Beginning of Period                    $6.54             $6.61           $6.54           $6.55             $6.68           $6.45
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.17              0.34            0.36            0.36              0.37            0.39
  Net realized and
    unrealized gain (loss)                0.17             (0.06)           0.07              --             (0.13)           0.23
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations              0.34              0.28            0.43            0.36              0.24            0.62
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.17)            (0.35)          (0.36)          (0.37)            (0.37)          (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.17)            (0.35)          (0.36)          (0.37)            (0.37)          (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                          $6.71             $6.54           $6.61           $6.54             $6.55           $6.68
----------------------------------------------------------------------------------------------------------------------------------
Total Return                              5.22%++           4.30%           6.65%           5.69%             3.65%           9.82%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                $251,842          $259,695        $278,247        $244,818          $281,771        $242,491
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                                0.74%+            0.75%           0.75%           0.61%             0.53%           0.55%
  Net investment income                   5.18+             5.16            5.43            5.61              5.53            5.90
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     27%               46%             26%             22%               25%             25%
==================================================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +   Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:


Class C Shares                                 1997(1)           1997           1996         1995(2)         1994          1993(3)
==================================================================================================================================
Net Asset Value,
  Beginning of Period                          $6.54            $6.61          $6.54          $6.54          $6.68          $6.62
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                         0.16             0.33           0.35           0.35           0.35           0.10
  Net realized and
    unrealized gain (loss)                      0.16            (0.06)          0.06             --          (0.14)          0.05
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    0.32             0.27           0.41           0.35           0.21           0.15
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.16)           (0.34)         (0.34)         (0.35)         (0.35)         (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.16)           (0.34)         (0.34)         (0.35)         (0.35)         (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                                $6.70            $6.54          $6.61          $6.54          $6.54          $6.68
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    4.95%++          4.10%          6.45%          5.51%          3.15%          2.28%++

----------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                       $30,212          $28,325        $28,824        $26,622        $26,869         $5,738
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                                      0.99%+           0.97%          0.96%          0.89%          0.88%          0.88%+
  Net investment income                         4.93+            4.94           5.22           5.34           5.10           5.35+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           27%              46%            26%            22%            25%            25%
==================================================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from January 5, 1993 (inception date) to March 31, 1993.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +   Annualized.

Smith Barney                                                        SMITH BARNEY
Muni Funds                                                          ------------

                                                A Member of TravelersGroup[LOGO]

Trustees                            Investment Manager
Joseph H. Fleiss                    Smith Barney Mutual Funds
Donald R. Foley                     Management Inc.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen               Distributor
John P. Toolan                      Smith Barney Inc.

C. Richard Youngdahl, Emeritus
                                    Custodian
                                    PNC Bank, N.A.
Officers
Heath B. McLendon
Chief Executive Officer             Shareholder
                                    Servicing Agent
Lewis E. Daidone                    First Data Investor Services Group, Inc.
Senior Vice President               P.O. Box 9134
and Treasurer

Lawrence T. McDermott               Boston, MA 02205-9134
Vice President

Thomas M. Reynolds
Controller
                                    This report is submitted for the general
Christina T. Sydor                  information of the shareholders of Smith
Secretary                           Barney Muni Funds - Limited Term
                                    Portfolio. It is not authorized for
                                    distribution to prospective investors unless accompanied by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.



                                    Smith Barney Muni Funds
                                    388 Greenwich Street
                                    New York, New York 10013


                                    FD0804 11/97

================================================================================
                               SEMI-ANNUAL REPORT
================================================================================

                                   [GRAPHIC]



                                   Smith Barney
                                   Muni Funds
                                   New York Money
                                   Market and
                                   New York Portfolios
                                   --------------------------
                                   September 30, 1997



                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.

=============================================
New York Money Market and New York Portfolios
=============================================

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds - New York Money Market and New York Portfolios for the period ended September 30, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined each Portfolio's investment strategy during this time. A detailed summary of performance can be found in the appropriate sections that follow.

New York Portfolio's Performance and Investment Strategy

The New York Portfolio ("Portfolio") seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.

For the six months ended September 30, 1997, the Class A shares of the Portfolio generated a total return of 7.23%. In comparison, the Portfolio's Lipper Analytical Services, Inc. ("Lipper") New York municipal bond fund peer group average had a total return of 6.53% for the same time period. (Lipper is an independent fund-tracking organization.) The performance figures for the Portfolio's other share classes can be found on page 6. Your Fund continues to be a consistent performer among its Lipper peers. The Portfolio has ranked in the first quartile of New York municipal funds in the Lipper survey for the 1, 3, 5, 7 and 10-year periods ended September 30, 1997.* In addition, your Fund was ranked as the number 2 fund among 27 New York funds by Lipper for the ten-year period ended September 30, 1997 and has provided relatively high after-tax total returns without any capital gains distributions during this period.

As of September 30, 1997, the Portfolio's average weighted maturity was just over 23.16 years, and approximately 93.2% of the Portfolio's holdings were rated investment grade (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard


------------
*    Lipper rankings show a fund's one, five and ten year annualized returns (at
     NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1, 3, 5, 7 and 10-year period ended September 30, 1997, there were 92, 69, 44, 35 and 27 New York municipal bond funds, respectively, in the Lipper peer group category.

& Poor's Ratings Services, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be an equivalent rating). In addition, approximately 40.4% of the Portfolio had a AAA rating, the highest credit rating. The Portfolio's largest holdings are concentrated in hospital bonds (21.7%), transportation bonds (13.7%) and education bonds (13.0%).

Based on its net asset value ("NAV") of $13.73 at September 30, 1997 for Class A shares and the current monthly dividend of $0.062 per Class A share, this equates to an annualized distribution rate of 5.42%. For a New York resident in the combined federal and state income tax bracket of 43.22% (assuming a federal income tax bracket of 36.0%, which represents approximately 10.0% of all U.S. federal taxpayers), the Portfolio's tax-free yield of 5.42% is equivalent to a taxable yield of 9.55%.

Market and Economic Overview

In recent weeks, the municipal bond market has rebounded from the downturn it experienced in August 1997. In our opinion, this market downturn was caused in large part by investor concerns that strength in the U.S. economy would ultimately lead to higher interest rates and greater inflationary pressures. Despite these concerns, the U.S. economy has continued to grow strongly with low unemployment and an absence of higher inflationary pressures.

In our view, global competition and improved productivity has enabled the economy to expand without the upward price pressures traditionally associated with extended periods of economic growth. Many U.S. corporations continue to face fierce competition from foreign companies. As a result, many U.S. corporations have been unable to raise prices significantly. Moreover, the widespread use of technology has enabled many companies to operate more efficiently while using fewer workers. This in turn has enabled many companies to continue operating profitably even though increasingly tight labor markets have begun to exert upward pressure on wages.

In light of these developments, the Federal Reserve Board ("Fed") has refrained from further tightening monetary policy after raising the federal-funds rate slightly to 5.5% in March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Since that time, interest rates have generally declined. For example, yields on the bellwether 30-year U.S. Treasury bond have fallen from a high of approximately 7.2% in April to roughly 6.4% as of September 30, 1997. Many economists, including some Fed officials, have begun to acknowledge that the U.S. economy may be able to support both strong growth and low unemployment without a substantial increase in inflation. However, this does not mean that the Fed has become complacent on the inflation front. In testimony delivered to the House Budget Committee on October 8, 1997, Fed Chairman Alan Greenspan again warned that strong economic growth and the extremely tight labor market could lead to a resurgence in inflation. Greenspan's warning roiled the financial markets with a sharp but relatively modest increase in yields on bonds. In our view, the Fed's determination to contain inflation should be beneficial for bond investors as it will help ensure that the buying power of coupon income will be preserved.

In addition, although nominal interest rates have declined, real inflation-adjusted interest rates are quite high on a historical basis and current real yields on municipal bonds (after subtracting the effects of inflation) are very high by historical standards. In view of the current favorable economic conditions and our expectations that inflation will remain subdued, we believe that municipal bonds will continue to provide investors with attractive after-tax rates of return in the months ahead.

New York Economic Highlights

Since his election in 1995, Governor George Pataki's objectives have been to lower taxes, create a more efficient government and develop a regulatory environment that promotes economic growth. In our view, Governor Pataki has made significant progress on all three fronts and New York's economy has responded favorably to these initiatives.

Over the last two years, more than $5.6 billion in tax relief has been provided to New Yorkers, with another $6.1 billion scheduled to be returned to taxpayers in 1997 through 1998. In addition, the personal income tax rate in New York has been reduced by 20% overall. The size of New York State government has been reduced primarily through attrition and retirement incentives. With respect to creating a more favorable environment for business, the "temporary" business tax surcharge is scheduled to be eliminated which will save New York businesses roughly $900 million per year. Moreover, proposed business tax cuts in the 1997-1998 budget will reduce business taxes an additional $50 million.

Yet despite these encouraging developments, we remain somewhat cautious about New York's future economic prospects because of its aging infrastructure and the Empire State's still relatively high business costs versus other areas of the United States.

Outlook

Some investors have expressed concerns that certain provisions of the recently enacted Federal Taxpayer Relief Act of 1997 (which was passed as part of the Balanced Budget Agreement) could erode many of the tax advantages that municipal bonds now offer. However, we believe that the impact of this legislation will be largely positive for the municipal bond market. The reduction of the long-term capital gains tax rate and the introduction of the Roth IRA ostensibly make the attractiveness of stocks and other investments more competitive than municipals. Nevertheless, there are new elements in the tax code that may strengthen the focus on after-tax returns -- an area where municipals, which provide a steady source of tax-exempt income, continue to enjoy a distinct advantage. In addition, the repeal of the alternative minimum tax for small business corporations provides favorable tax treatment for many corporate municipal bond investors. Lastly, the new tax act expands the issuance of education and housing bonds, two key segments of the municipal bond market.

We remain optimistic on the prospects for municipal bonds. The shrinking federal budget deficit, resulting from strong economic growth and spending controls enacted in 1990 and 1993, coupled with relatively low inflation rate, should help to keep interest rates from rising. We also expect continued Fed vigilance against any signs of higher inflationary pressures, which is a long-term positive for bonds.

New York Money Market Portfolio

The New York Money Market Portfolio ("Portfolio") seeks to provide investors with income exempt from federal income tax (other than the alternative minimum tax) and New York State and City personal income taxes by investing in a portfolio of high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

As of September 30, 1997, the Portfolio's 7-day current yield was 3.23%. The Portfolio's 7-day effective yield -- which reflects compounding --was 3.28%.

The Portfolio invests only in short-term securities that carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term credit rating categories or are of comparable quality. During the reporting period, the Portfolio's average weighted maturity was approximately 54 days.

While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved. The U.S. government neither insures nor guarantees an investment in the New York Money Market Portfolio.

On a more somber note, we were saddened by the loss of an outstanding physician and Trustee of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

In closing, thank you for investing in the Smith Barney Muni Funds - New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,




/s/ Heath B. McLendon                   /s/ Peter M. Coffey

Heath B. McLendon                       Peter M. Coffey
Chairman                                Vice President
                                        New York Portfolio



/s/ Joseph Benevento

Joseph Benevento
Vice President
New York Money Market Portfolio

October 16, 1997

================================================================================
                               New York Portfolio
================================================================================
================================================================================
Historical Performance -- Class A Shares
================================================================================

                                    Net Asset Value
                                  --------------------
                                  Beginning     End       Income       Total
Period Ended                      of Period  of Period   Dividends   Returns(1)
================================================================================
9/30/97                            $13.16     $13.73       $0.37        7.23%+
--------------------------------------------------------------------------------
3/31/97                             13.19      13.16        0.74        5.48
--------------------------------------------------------------------------------
3/31/96                             12.83      13.19        0.74        8.71
--------------------------------------------------------------------------------
3/31/95                             12.83      12.83        0.77        6.32
--------------------------------------------------------------------------------
3/31/94                             13.25      12.83        0.79        2.66
--------------------------------------------------------------------------------
3/31/93                             12.33      13.25        0.81       14.48
--------------------------------------------------------------------------------
3/31/92                             11.80      12.33        0.81       11.98
--------------------------------------------------------------------------------
3/31/91                             11.67      11.80        0.85        8.74
--------------------------------------------------------------------------------
3/31/90                             11.48      11.67        0.87        9.28
--------------------------------------------------------------------------------
3/31/89                             11.25      11.48        0.86       10.03
--------------------------------------------------------------------------------
3/31/88                             12.46      11.25        0.85       (2.63)
================================================================================
Total                                                      $8.46
================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================
                                    Net Asset Value
                                  --------------------
                                  Beginning     End       Income       Total
Period Ended                      of Period  of Period   Dividends   Returns(1)
================================================================================
9/30/97                            $13.15     $13.72       $0.34        6.98%+
--------------------------------------------------------------------------------
3/31/97                             13.18      13.15        0.67        4.96
--------------------------------------------------------------------------------
3/31/96                             12.84      13.18        0.68        8.05
--------------------------------------------------------------------------------
Inception* - 3/31/95                11.96      12.84        0.29        9.92+
================================================================================
Total                                                      $1.98
================================================================================

================================================================================
 Historical Performance -- Class C Shares
================================================================================
                                    Net Asset Value
                                  --------------------
                                  Beginning     End       Income       Total
Period Ended                      of Period  of Period   Dividends   Returns(1)
================================================================================
9/30/97                            $13.14     $13.70       $0.34        6.88%+
--------------------------------------------------------------------------------
3/31/97                             13.17      13.14        0.67        4.91
--------------------------------------------------------------------------------
3/31/96                             12.83      13.17        0.68        8.07
--------------------------------------------------------------------------------
3/31/95                             12.82      12.83        0.68        5.66
--------------------------------------------------------------------------------
3/31/94                             13.24      12.82        0.70        1.96
--------------------------------------------------------------------------------
Inception* - 3/31/93                12.84      13.24        0.12        4.04+
================================================================================
Total                                                      $3.19
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
                               New York Portfolio
================================================================================
================================================================================
Average Annual Total Return
================================================================================

                                             Without Sales Charge(1)
                                       ---------------------------------------
                                       Class A          Class B        Class C
================================================================================
Six Months Ended 9/30/97+                7.23%            6.98%         6.88%
--------------------------------------------------------------------------------
Year Ended 9/30/97                       9.51             8.98          8.86
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                 7.44             N/A           N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/97                  9.55             N/A           N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97               7.64            10.44          6.69
================================================================================
                                              With Sales Charge(2)
                                       ---------------------------------------
                                       Class A          Class B        Class C
================================================================================
Six Months Ended 9/30/97+                2.93%            2.48%         5.88%
--------------------------------------------------------------------------------
Year Ended 9/30/97                       5.15             4.48          7.87
--------------------------------------------------------------------------------
Five Years Ended 9/30/97                 6.58             N/A           N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/97                  9.10             N/A           N/A
--------------------------------------------------------------------------------
Inception* through 9/30/97               7.23             9.58          6.69
================================================================================

================================================================================
 Cumulative Total Return
================================================================================

                                                 Without Sales Charge(1)
================================================================================
Class A (9/30/87 through 9/30/97)                       148.95%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/97)                     33.36
--------------------------------------------------------------------------------
Class C (Inception* through 3/30/97)                     35.81
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and C shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                           the New York Portfolio vs.
                   Lehman Brothers Municipal Long Bond Index+

--------------------------------------------------------------------------------
                        September 1987 -- September 1997


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]






                                                              Lehman Brothers
                                                                 Municipal
     Date                    New York Portfolio               Long Bond Index
     ----                   --------------------           --------------------
   9/30/87                         $ 9,548                       $10,000
      3/88                         $10,556                       $10,806
      3/89                         $11,580                       $11,585
      3/90                         $12,618                       $12,807
      3/91                         $13,681                       $13,987
      3/92                         $15,277                       $15,385
      3/93                         $17,445                       $17,311
      3/94                         $17,867                       $17,712
      3/95                         $18,969                       $19,030
      3/96                         $20,622                       $20,625
      3/97                         $21,752                       $21,748
   9/30/97                         $23,326                       $23,566



+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1997. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

======================================================================================================
Schedules of Investments (unaudited)                                                September 30, 1997
======================================================================================================

                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
                      Albany IDA IDR:
                        540 Broadway Project:
$ 1,335,000    P-1*       Series B-2 4.000% due 12/1/97(a)(c)                           $    1,335,000
  1,325,000    P-1*       Series B-3 4.250% due 12/1/97(a)(c)                                1,325,000
  1,205,000    P-1*     PBS Development Co. Project
                         3.900% due 12/1/97(a)(c)                                            1,205,000
  3,600,000    NR++   Chautaugua County IDA Red Wing Project 3.800%(b)                       3,600,000
  5,000,000    A-1    Columbia County New IDA IRA (Rural Manufacturing
                       Co. Inc. Project) Series A 3.950%(a)(b)                               5,000,000
  7,000,000    NR+    East Islip UFSD TAN 4.250% due 6/26/98                                 7,016,315
 10,500,000    NR+    East Meadow UFSD TAN 4.250% due 6/29/98                               10,530,773
 10,000,000    NR+    Eastern Suffolk BOCES RAN 4.500% due 6/24/98                          10,035,290
                      Erie County IDA:
                       Colad Group:
  2,160,000    A-1        Series A 3.950%(a)(b)                                              2,160,000
  2,229,000    A-1        Series B 3.950%(a)(b)                                              2,229,000
  3,995,000    VMIG 1*  Rosina Food Products, Inc. 3.950%(a)(b)                              3,995,000
 10,000,000    MIG 1* Erie County RAN Series B 4.250% due 11/19/97                          10,008,413
  8,500,000    MIG 1* Erie County Series A 4.500% due 6/25/98                                8,541,899
  2,560,000    A-1    Fulton County IDR (Fiber Conversion Inc. Project)
                       3.950%(a)(b)                                                          2,560,000
                      Jefferson County IDA IDR:
  1,770,000    A-1      The Climax Manufacturing Co. Project 3.950%(a)(b)                    1,770,000
  2,300,000    A-1      Fisher Guage 3.950%(a)(b)                                            2,300,000
  2,150,000    NR+    Lancaster Village BAN 4.250% due 6/25/98                               2,155,741
  3,500,000    A-1    Lewis County IDA IDR (The Climax Manufacturing Co.
                       Project) 3.950%(a)(b)                                                 3,500,000
  8,000,000    NR+    Longwood CSD TAN 4.250% due 6/30/98                                    8,019,546
  2,500,000    NR+    Monroe County BOCES RAN Series 1997
                       4.250% due 6/19/98                                                    2,504,809
  5,015,000    P-1*   Monroe County IDA (Granite Building) 3.850%(b)                         5,015,000
                      Municipal Assistance Corp. Series F Bond:
 16,425,000    VMIG 1*  PART Series G 4.150%(b)                                             16,425,000
                       TECP AMBAC-Insured:
 10,000,000    A-1+       3.550% due 10/7/97                                                10,000,000
  4,300,000    A-1+       3.800% due 12/10/97                                                4,300,000
                      Nassau County:
 22,000,000    SP-1+    BAN Series C 4.250% due 3/17/98                                     22,049,639
  9,000,000    NR+      RAN BOCES Lot 1 4.250% due 6/30/98                                   9,016,126
  5,800,000    NR+      RAN BOCES Lot 2 4.250% due 1/28/98                                   5,806,414
 13,750,000    SP-1+    RAN Series B 4.500% due 4/10/98                                     13,795,391

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
                      New York City GO:
$12,300,000    A-1+     Sub-Series B-8 4.000%(b)                                        $   12,300,000
 12,500,000    A-1+     Sub-Series B-10 4.000%(b)                                           12,500,000
 10,600,000    A-1+     Sub-Series D FGIC-Insured 4.050%(b)                                 10,600,000
  5,200,000    A-1+     Sub-Series D FGIC-Insured 4.100%(b)                                  5,200,000
 16,600,000    A-1+     Sub-Series E-5 4.100%(b)                                            16,600,000
                      New York City GO TECP FSA-Insured Series H-3:
 10,900,000    A-1+     3.750% due 10/6/97                                                  10,900,000
 15,200,000    A-1+     3.700% due 11/13/97                                                 15,200,000
  3,800,000    A-1+   New York City GO TECP MBIA-Insured
                       3.650% due 11/12/97                                                   3,800,000
                      New York City HDC Mortgage Revenue Multi-Family
                       Housing:
                         400 West 59th Street:
  7,000,000    A-1          Series A-1 4.100%(a)(b)                                          7,000,000
 10,000,000    A-1          Series A-2 4.100%(a)(b)                                         10,000,000
  3,400,000    A-1        York Avenue Project 4.050%(a)(b)                                   3,400,000
 38,700,000    A-1+   New York City Health & Hospital Series A 4.000%(b)                    38,700,000
                      New York City IDA:
 12,000,000    A-1      Air Express International Corp Project 3.950%(a)(b)                 12,000,000
  1,300,000    A-1      Columbia Grammar School Project 3.950%(b)                            1,300,000
                      New York City IDR:
  3,250,000    VMIG 1*  Series 87-A 4.050%(a)(b)                                             3,250,000
  1,000,000    VMIG 1*  Series 89-0 4.050%(a)(b)                                             1,000,000
  1,670,000    VMIG 1*  Series 89-G 4.050%(a)(b)                                             1,670,000
 14,200,000    A-1+   New York City Municipal Water & Sewer Tax-Exempt Eagle                14,200,000
                        PART SAK 2 MBIA-Insured 4.180%(b)
                      New York City Municipal Water Finance Authority TECP:
 15,000,000    A-1+     Series 3 3.600% due 11/10/97                                        15,000,000
  9,400,000    A-1+     Series 4 3.750% due 10/16/97                                         9,400,000
  9,300,000    A-1+     Series 4 3.800% due 11/6/97                                          9,300,000
 38,000,000    A-1    New York State BANS TECP 3.650% due 10/1/97                           38,000,000
                      New York State Dormitory Authority Revenue:
  8,625,000    A-1+     Colgate University PART FGIC-Insured 4.100%(b)                       8,625,000
  6,100,000    A-1      Memorial Sloan Kettering TECP 3.650% due 10/8/97                     6,100,000
  2,000,000    A-1+     PART FGIC-Insured 4.150%(b)                                          2,000,000
                      New York State Energy Research & Development
                       Authority Gas Facilities:
 14,300,000    A-1+       Brooklyn Union Gas MBIA-Insured 3.950%(b)                         14,300,000
 11,250,000    P-1*       Central Hudson Gas & Electric 3.850%(b)                           11,250,000

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
                          Long Island Lighting Co. Series A:
$18,000,000    A-1+         3.600% due 3/1/98(c)                                        $   18,000,000
 10,500,000    VMIG 1*      4.100%(a)(b)                                                    10,500,000
                         Rochester Gas & Electric:
  1,000,000    P-1*         3.350%(b)                                                        1,000,000
 18,795,000    NR++         3.600% due 11/15/97(c)                                          18,795,000
 25,200,000    A-1          MBIA-Insured 3.950%(b)                                          25,200,000
                      New York State Energy Research & Development
                       Authority Niagara Mohawk:
 14,200,000    A-1        PART FGIC-Insured 4.180%(b)                                       14,200,000
  9,500,000    A-1+       PART FGIC-Insured 4.180%(b)                                        9,500,000
    500,000    A-1+       Series 88 4.000%(a)(b)                                               500,000
                      New York State Environmental Facilities Corp.
                       Tax-Exempt Eagle:
  6,000,000    A-1+       General Electric TECP 3.650% due 10/8/97(a)                        6,000,000
 18,000,000    A-1+       PART FSA-Insured 4.180%(b)                                        18,000,000
 16,300,000    A-1+   New York State Enviromental Quality Series
                       Tax-Exempt Eagle PART 3.500% due 1/1/98(c)                           16,300,000
  4,000,000    AAA    New York State Housing Corp. Series A (Pre-Refunded--
                       Escrowed with U.S. government securities to
                       11/1/97 Call @ 102) 8.625% due 11/1/06                                4,096,370
                      New York State Housing Finance Authority:
 11,000,000    VMIG 1*  250 West 50th Street 4.000%(a)(b)                                   11,000,000
 10,900,000    VMIG 1*  Liberty View Apartments 3.750%(b)                                   10,900,000
                       Normandie Court:
 20,000,000    VMIG 1*    Project 1 4.000%(b)                                               20,000,000
  4,400,000    VMIG 1*    Project 2 4.050%(b)                                                4,400,000
                      New York State Local Government Assistance Corp.:
  3,200,000    A-1+     Series 93 A 3.950%(b)                                                3,200,000
 25,800,000    A-1+     Series 95 B 3.900%(b)                                               25,800,000
 15,800,000    A-1+     Series 95 C 3.900%(b)                                               15,800,000
  4,000,000    A-1+     Series E 4.050%(b)                                                   4,000,000
                      New York State Medical Care Facility Finance Agency:
  3,700,000    VMIG 1*  Lenox Hill Hospital 4.000%(b)                                        3,700,000
 12,125,000    A-1+     St. Lukes PART FHA-Insured 4.150%(b)                                12,125,000
                      New York State Mortgage Agency Revenue PART:
 13,500,000    VMIG 1*  Series 38 4.200%(a)(b)                                              13,500,000
  3,520,000    VMIG 1*  Series 40A 4.200%(a)(b)                                              3,520,000
 14,685,000    VMIG 1*  Series KK 4.200%(a)(b)                                              14,685,000
  5,000,000    A-1+   New York State Power Authority General
                        Purpose PART 4.200%(b)                                               5,000,000

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
                      New York State Thruway PART Series 1997:
$ 6,000,000   A-1+      4.100%(b)                                                       $    6,000,000
 10,000,000   A-1+      4.200%(b)                                                           10,000,000
 12,342,000   VMIG 1* New York Sate Urban Development Corp.
                        Correctional Facilities PART 4.200%(b)                              12,342,000
  1,800,000   A-1     Newburgh IDA Civic Facility Revenue
                        (Saint Mary's College) 4.050%(b)                                     1,800,000
  2,140,000   NR+     Niagara County GO BAN 4.250% due 7/17/98                               2,145,692
  3,500,000   P-1*    Niagara County IDA IDR (General Abrasive Tribacher)
                        4.100%(a)(b)                                                         3,500,000
 15,000,000   NR+     Onadaga County BAN 4.125% due 6/19/98                                 15,033,572
                      Onadaga County IDA:
                        Southern Container:
  4,500,000   A-1         Series A 4.150%(a)(b)                                              4,500,000
  1,725,000   A-1         Series B 4.150%(a)(b)                                              1,725,000
  3,125,000   A-1       Syracuse Research Corp. 3.950%(b)                                    3,125,000
  5,000,000   NR+     Oswego BAN 4.500% due 10/8/97                                          5,000,535
  5,000,000   NR+     Plainedge UFSD TAN 4.250% due 6/30/98                                  5,009,947
                      Port Authority NY/NJ:
  5,990,000   A-1+    JFK International Airport PART MBIA-Insured
                        4.200%(b)                                                            5,990,000
                        TECP Series 3:
  3,085,000   A-1+        3.600% due 10/7/97(a)                                              3,085,000
 30,100,000   A-1+        3.600% due 12/15/97(a)                                            30,100,000
                        Versatile Structure:
  1,000,000   A-1+        Series 2 3.800%(b)                                                 1,000,000
    600,000   A-1+        Series 3 3.500%(b)                                                   600,000
  1,400,000   A-1+        Series 4 3.900%(a)(b)                                              1,400,000
  1,500,000   VMIG 1* Puerto Rico GDB 3.700%(b)                                              1,500,000
  6,000,000   AAA     Puerto Rico Industrial Medical PCR (Abbott Laboratory)
                        Series 1983 3.750% due 3/1/98(c)                                     6,000,000
  7,158,000   NR+     Rensselaer County BAN Series B 4.250% due 6/25/98                      7,177,112
  1,210,000   A-2     Rensselaer County IDA IDR (Millers Supermarket Inc.
                        Project) 3.900% due 3/1/98(a)(c)                                     1,210,000
  9,347,000   NR+     Rochester BAN Series 2 4.500% due 10/30/97                             9,352,011
  2,690,000   NR++    Rochester GO PART AMBAC-Insured 4.200%(b)                              2,690,000
  1,000,000   P-1*    Rotterdam IDA IDR Rotterdam Park 3.850%(b)                             1,000,000
  1,900,000   P-1*    Schenectady County IDA IDR Refunding (Scotia
                        Industrial Park Project) Series 94A 3.850%(b)                        1,900,000
  5,000,000   NR+     Sullivan County GO BAN 4.500% due 7/17/98                              5,019,003

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
$40,500,000    A-1+   Triborough Bridge & Tunnel Authority Revenue
                        Certificates General Purpose Series C
                        Special Obligation FGIC-Insured 4.050%(b)                       $   40,500,000
  2,650,000    A-1+   United Nations Development Corp. PART 4.300%(b)                        2,650,000
 12,000,000    NR+    West Islip UFSD TAN 4.250% due 6/30/98                                12,030,962
  6,450,000    NR+    Westchester County TAN 3.490% due 12/11/97                             6,446,065
  4,924,000    NR+    Wilson CSD BAN 4.250% due 4/16/98                                      4,934,294
------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $974,281,919**)                                          $  974,281,919
======================================================================================================

(a) Income from this issue is considered a preference item for the purposes of calculating the alternative minimum tax.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c)  Variable rate obligation payable at par on demand on the date indicated.
++ Security has not been rated by either Moody's Investors Service or Standard & Poor's Ratings Services. However, the Board of Trustees has determined the security to be considered a first tier quality issue due to enhancement features such as insurance or irrevocable letters of credit.
 + Security has not been rated by either Moody's Investors Service or Standard & Poor's Ratings Services. However, the Board of Trustees has determined that the security presents minimal credit risk.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 24, 25 and 26 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Education -- 13.0%
$ 1,000,000    AAA    New York City IDA, Civil Facility Revenue, (Riverdale
                        Center School Inc. Project), MBIA-Insured,
                        5.250% due 6/1/17                                               $      990,000
                      New York State Dormitory Authority Revenue Bonds:
  4,625,000    AAA      Barnard College, AMBAC-Insured, 5.250% due 7/1/26                    4,544,063
  1,000,000    AAA      Center Development of Disabilities, Series A,
                          AMBAC-Insured, 5.000% due 7/1/17                                     961,250
                        City University:
  3,000,000    AAA        Series 2, MBIA-Insured, 6.875% due 7/1/14                          3,420,000
  5,625,000    Baa1*      Series A, 5.625% due 7/1/16                                        5,807,813
  7,000,000    Baa1*      Series B, 6.000% due 7/1/14                                        7,525,000
                          Series C:
  2,500,000    Baa1*        7.500% due 7/1/10(a)                                             3,034,375
  2,000,000    BBB          8.200% due 7/1/14                                                2,094,020
                        Cornell University, Series A:
  2,000,000    AA         7.375% due 7/1/20                                                  2,190,000
  1,000,000    AA         7.375% due 7/1/30                                                  1,095,000
  1,230,000    AAA      Crouse Community Center, FHA-Insured,
                          7.500% due 8/1/29                                                  1,328,400
    200,000    BBB      Department of Health, State of New York Issue,
                          7.250% due 7/1/02                                                    216,750
                        Genessee Valley, FHA-Insured:
  1,000,000    AA         Series A, 6.900% due 2/1/32                                        1,071,250
    685,000    AA         Series B, 6.850% due 8/1/16                                          747,506
  2,235,000    AAA      Jewish Geriatric Center, FHA-Insured,
                          7.150% due 8/1/14                                                  2,545,106
  7,620,000    AAA      Library Facilities Service Contract, CAPMAC-Insured,
                          5.250% due 7/1/19                                                  7,458,075
  2,000,000    AAA      Long Island Medical Center, Series A, FHA-Insured,
                          7.750% due 8/15/27                                                 2,065,760
  2,700,000    AA       Manhattan College, Asset Guaranteed-Insured,
                          6.500% due 7/1/19                                                  2,872,125
                        New York Medical College:
  1,140,000    AAA        7.250% due 10/1/03                                                 1,176,651
    220,000    AA         Asset Guaranteed-Insured, 6.700% due 7/1/01                          238,425
  1,600,000    AA       Niagara Frontier Home, FHA-Insured,
                          6.200% due 2/1/15                                                  1,730,000
  3,020,000    AAA      Rochester Institute of Technology,
                          MBIA-Insured, 5.250% due 7/1/22                                    2,970,925
                        State University Educational Facility:
                          Series A:
  9,000,000    A++          6.375% due 5/15/14                                               9,585,000
 12,110,000    A++          5.875% due 5/15/17                                              12,912,288

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Education -- 13.0% (continued)
                        Series B:
$ 1,000,000    A++          7.500% due 5/15/11                                          $    1,210,000
  5,000,000    AAA          FGIC-Insured, 5.250% due 5/15/19                                 5,043,750
  2,450,000    AAA      St. Vincent's Hospital & Medical Center, FHA-Insured,
                          7.400% due 8/1/30                                                  2,685,813
  7,370,000    A+       University of Rochester, Series A, 6.500% due 7/1/19                 7,959,600
    285,000    BBB      Upstate Community College, Series B,
                          7.100% due 7/1/01                                                    311,363
------------------------------------------------------------------------------------------------------
                                                                                            95,790,308
------------------------------------------------------------------------------------------------------
Escrowed To Maturity (b) -- 1.2%
  1,495,000    AAA    Commonwealth of Puerto Rico, Aqueduct & Sewer
                        Authority Revenue Bonds, 10.250% due 7/1/09                          2,109,819
                      New York City GO, AMBAC-Insured, Series I:
  3,150,000    AAA      7.250% due 8/15/14                                                   3,370,500
    945,000    AAA      7.250% due 8/15/15                                                   1,005,244
  2,180,000    AAA    New York State Power Authority Revenue & General
                        Purpose, 9.500% due 1/1/01                                           2,327,150
------------------------------------------------------------------------------------------------------
                                                                                             8,812,713
------------------------------------------------------------------------------------------------------
Finance -- 1.9%
  6,450,000    A      New York State Local Government Assistance Corp.,
                        1993 Series C, 5.500% due 4/1/17                                     6,570,938
  7,500,000    AAA    Puerto Rico Public Building Authority Revenue,
                        Guaranteed Government Facilities, Series B,
                        AMBAC-Insured, 5.000% due 7/1/27                                     7,162,500
------------------------------------------------------------------------------------------------------
                                                                                            13,733,438
------------------------------------------------------------------------------------------------------
General Obligation -- 6.7%
  1,000,000    A      Commonwealth of Puerto Rico GO, 8.000% due 7/1/08                      1,046,090
                      Green Island GO:
    100,000    Baa*     9.375% due 11/1/01                                                     115,375
    125,000    Baa*     9.375% due 11/1/02                                                     147,031
                      New York City GO:
 11,000,000    A-++     Series B, 5.250% due 8/1/20                                         10,463,750
  5,255,000    A-++     Series H, 7.000% due 2/1/21                                          5,734,519
                      New York City Refunding Bonds GO:
  4,000,000    AAA      MBIA-Insured, 6.950% due 8/15/12                                     4,555,000
  5,000,000    A-++     Series C, 6.660% due 8/1/09                                          5,237,500
 10,000,000    A-++     Series H, 6.125% due 8/1/25                                         10,425,000
  1,850,000    AAA      Series I, AMBAC-Insured, 7.250% due 8/15/14                          1,970,250
                      New York State GO:
  1,000,000    A++      12.000% due 11/15/03(a)                                              1,395,000
  2,750,000    A++      9.875% due 11/15/05(a)                                               3,702,188
  3,195,000    Aa2*   Orange County GO, 5.125% due 9/1/23                                    3,107,138

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
General Obligation -- 6.7% (continued)
$ 1,830,000    AAA    Yonkers GO, Series B, FGIC-Insured,
                        5.000% due 9/1/17                                               $    1,768,238
------------------------------------------------------------------------------------------------------
                                                                                            49,667,079
------------------------------------------------------------------------------------------------------
Hospitals -- 21.7%
    680,000    B1*    Monroe County IDA Revenue, Civic Facilities, Genesee
                        Hospital, Series A, 6.500% due 11/1/99                                 694,450
                      New York State Dormitory Authority Revenue:
 15,000,000    A++      Department of Health, 5.500% due 7/1/25                             14,831,250
  5,350,000    Aa3*     Lutheran Center at Poughkeepsie, LOC Key Bank,
                          6.050% due 7/1/26                                                  5,557,313
  7,000,000    A++      Mental Health Services Facilities, Series B,
                          5.625% due 2/15/21                                                 7,061,250
  5,850,000    AAA      St. Joseph's Hospital, MBIA-Insured,
                          5.250% due 7/1/18                                                  5,762,250
  3,000,000    AA       St. Luke's Home, Residential Health, FHA-Insured,
                          6.375% due 8/1/35                                                  3,217,500
                        United Health Services Inc.:
  4,250,000    AAA        AMBAC/FHA-Insured Mortgage, 5.375% due 8/1/27                      4,154,375
    990,000    AAA        FHA-Insured Morgage, Partially Pre-Refunded
                           (Call 2/1/00 @ 102), 7.350% due 8/1/29(d)                         1,064,250
                      New York State Medical Care Facilities Finance Agency
                        Revenue:
  2,080,000    BBB+       8.875% due 8/15/07                                                 2,129,400
    550,000    BBB+       7.700% due 2/15/18                                                   567,716
                          Hospital & Nursing Home, FHA-Insured:
                           Series A:
    105,000    AA             6.100% due 2/15/02                                               110,513
  4,100,000    AA             7.450% due 8/15/31                                             4,556,125
 11,805,000    AAA            St. Vincents Medical Center,
                                6.200% due 2/15/21                                          12,528,056
    990,000    AA          Series B, 7.000% due 8/15/32                                      1,091,475
                           Series C:
  1,950,000    AAA            6.400% due 8/15/14                                             2,125,500
  2,500,000    AA             6.650% due 8/15/32                                             2,681,250
    135,000    AAA        MBIA-Insured, Partially Pre-Refunded (Call 2/15/00
                           @ 102), 7.750% due 2/15/20(b)(d)                                    146,981
 12,505,000    AAA        Millard Fillmore Hospital, AMBAC/FHA-Insured,
                           5.375% due 2/1/32                                                12,317,425
    515,000    AAA        Partially Pre-Refunded (Call 2/15/00 @ 102),
                           7.750% due 2/15/20(b)(d)                                            558,131
                          Series A:
                           Beth Israel Medical Center, MBIA-Insured:
  3,000,000    AAA            7.500% due 11/1/10                                             3,322,500
  6,000,000    AAA            5.125% due 11/1/16                                             5,857,500

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Hospitals -- 21.7% (continued)
$ 4,000,000    BBB+         Brookdale Hospital Medical Center,
                             6.800% due 8/15/12                                         $    4,345,000
  2,500,000    BB           Central Suffolk Hospital Mortgage Project,
                             6.125% due 11/1/16                                              2,503,125
  1,000,000    Aa2*         Health Center Projects, Second Mortgage Health
                             Care Program, 6.375% due 11/15/19                               1,085,000
  6,800,000    AA           Methodist Hospital, FHA-Insured,
                             6.700% due 8/15/23                                              7,310,000
  4,000,000    AA           Mortgage Project, FHA-Insured,
                             6.375% due 8/15/24                                              4,305,000
  4,700,000    BBB+         New York Downtown Hospital, 6.800% due 2/15/20                   5,093,625
                            New York Hospital, AMBAC/FHA-Insured:
  8,500,000    AAA            6.800% due 8/15/24                                             9,562,500
  7,600,000    AAA            6.500% due 8/15/29                                             8,388,500
  2,500,000    AAA            6.900% due 8/15/34                                             2,828,125
  5,000,000    BBB+         Secured Hospital Revenue Bonds 1991,
                              7.400% due 8/15/21                                             5,456,250
                          Series B:
  3,500,000    AA           FHA-Insured, Mortgage Project,
                              6.100% due 2/15/15                                             3,710,000
  1,860,000    AAA          Long Term Health Care, FSA-Insured,
                              6.450% due 11/1/14                                             2,015,775
                          Series F, Mental Health Services Facilities
                            Improvement:
  4,720,000    BBB+           6.500% due 8/15/12                                             5,020,900
  4,615,000    BBB+           6.500% due 2/15/19                                             4,863,056
  2,755,000    NR     Newark-Wayne Community Hospital Inc., Hospital
                        Revenue Refunding & Improvement,
                        Series A, 7.600% due 9/1/15                                          2,799,769
    715,000    A      Valley Health Development Corp., New York
                        Mortgage Revenue Bonds, Mortgage
                        Loan, FHA-Insured, 11.300% due 2/1/23                                  865,150
------------------------------------------------------------------------------------------------------
                                                                                           160,486,985
------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.0%
  6,470,000    BBB    Commonwealth of Puerto Rico, Urban Renewal &
                        Housing Corp. Revenue Bonds, 7.875% due 10/1/04                      6,987,600
  1,785,000    NR     Lincoln Towers Housing Corp., 11.250% due 1/1/15                       1,859,149
                      New York City Housing Development Corp.,
                        Multi-Family Housing:
  1,576,046    NR         Cadman Project, 6.500% due 11/15/18                                1,648,938
  1,000,441    NR         Heywood Towers Project, 6.500% due 10/15/17                        1,045,462
  1,270,780    NR         Kelly Project, 6.500% due 2/15/18                                  1,327,966

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Housing: Multi-Family -- 6.0% (continued)
$ 1,493,906    AAA        Pass Through Certificates, AMBAC-Insured,
                            6.500% due 12/20/01                                         $    1,569,259
  1,630,546    NR         Riverside Project, 6.500% due 11/15/18                             1,713,508
                          Series A, FHA-Insured:
  4,000,000    AAA          6.600% due 4/1/30                                                4,205,000
  5,000,000    AAA          Multi-Unit Mortgage Refunding,
                              7.350% due 6/1/19                                              5,325,000
                      New York State Housing Finance Agency Revenue,
                        Multi-Family Housing:
                          FHA-Insured:
  2,000,000    Aa2*         Secured Mortgage, Series A,
                             6.200% due 8/15/15(c)                                           2,112,500
  1,500,000    AAA          Series C, 6.500% due 8/15/24                                     1,591,875
  3,450,000    AAA        Housing Project, Series A, FSA-Insured,
                            6.125% due 11/1/20                                               3,609,563
                          Second Mortgage Program, SONYMA-Insured:
                            Series A:
    500,000    Aa2*           7.000% due 8/15/12(c)                                            538,750
    500,000    Aa2*           7.050% due 8/15/24(c)                                            534,375
  6,870,000    Aa2*         Series B, 6.250% due 8/15/29(c)                                  7,161,975
  1,750,000    Aa2*         Series C, 6.600% due 8/15/27                                     1,872,500
  1,000,000    A1*    Rensselaer Housing Authority, Multi-Family Mortgage
                        Revenue, Rensselaer Elderly Apartments,
                        Series A, 7.750% due 1/1/11                                          1,077,500
------------------------------------------------------------------------------------------------------
                                                                                            44,180,920
------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.2%
                      New York State Mortgage Agency Revenue:
    320,000    Aaa*     8th Series E, Pool-Insured, 8.100% due 10/1/17                         329,517
  1,345,000    Aaa*     9th Series A, Pool-Insured, 7.300% due 4/1/17(c)                     1,366,238
  1,000,000    Aaa*     Series 41-A, 6.450% due 10/1/14                                      1,073,750
                        Homeowner Mortgage:
  2,625,000    Aa2*       Series 37-A, 6.375% due 10/1/14                                    2,812,031
  4,000,000    Aa2*       Series 42, FHA-Insured, 6.650% due 4/1/26(c)                       4,270,000
  9,925,000    Aa2*       Series 46, 6.650% due 10/1/25(c)                                  10,619,750
  4,400,000    Aa2*       Series 65, 5.850% due 10/1/28(c)                                   4,455,000
  5,000,000    Aa2*       Series 67, 5.800% due 10/1/28(c)                                   5,043,750
    805,000    Aa2*       Series SS, FHA-Insured, 7.950% due 10/1/22(c)                        860,344
------------------------------------------------------------------------------------------------------
                                                                                            30,830,380
------------------------------------------------------------------------------------------------------
Industrial Development -- 7.3%
  2,250,000    A-     Essex County IDA Revenue, Solid Waste, (International
                        Paper Co. Project), Series A, 6.150% due 4/1/21(c)                   2,351,250

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Industrial Development -- 7.3% (continued)
$ 1,000,000    AA     Hempstead Town IDA, Resource Recovery Revenue Bonds,
                        Nassau District Energy Corp., 7.750% due 9/15/15(c)             $    1,014,030
    500,000    AA-    Monroe County IDA, Revenue Public Improvement,
                        Canal Ponds Park, Series A, 7.000% due 6/15/13                         553,750
                      New York City IDA:
                        Civil Facility Revenue, (The Lighthouse Project):
  1,000,000    AA         6.375% due 7/1/10                                                  1,061,250
  2,250,000    AA         6.500% due 7/1/22                                                  2,390,625
    940,000    Aa1*     Prime Laboratories Inc., Series C, 7.700%
                          Mandatory Put 11/1/00                                                943,027
                        Special Facilities Revenue:
  1,450,000    Baa2*      1990 American Airlines Inc. Project,
                            8.000% due 7/1/20(c)                                             1,529,750
  1,000,000    BB+        United Airlines Inc. Project, 5.650% due 10/1/32(c)                  993,750
  9,000,000    NR         Visy Paper Inc. Project, 7.950% due 1/1/28(c)                     10,271,250
  7,000,000    AAA    Onondaga County IDA Sewer Facilities Revenue, (Bristol-
                        Meyers Squibb Co. Project), 5.750% due 3/1/24(c)                     7,411,250
                      Port Authority of New York & New Jersey:
  8,000,000    Baa3*    Delta Airlines, Series 1R, 6.950% due 6/1/08                         8,710,000
 12,000,000    NR       KIAC Project, 5th Installment, Special Project,
                          6.750% due 10/1/19(c)                                             12,930,000
  1,410,000    A      Rensselaer County IDA, Albany International Corp.,
                        7.550% due 6/1/07(c)                                                 1,647,938
  2,390,000    B*     Warren & Washington Counties IDA, Resource Recovery
                        Revenue Bonds, Series A, 7.900% due 12/15/07(a)                      2,479,625
------------------------------------------------------------------------------------------------------
                                                                                            54,287,495
------------------------------------------------------------------------------------------------------
Life Care Systems -- 3.2%
                      New York State Dormitory Authority, Revenue Bonds:
  7,000,000    A++      Department of Health, Veterans Home,
                          5.500% due 7/1/21                                                  6,956,250
                        FHA-Insured:
  3,815,000    AA         Hebrew Nursing Home, 6.125% due 2/1/37                             3,981,906
  1,315,000    AAA        Heritage House Nursing Center, 7.000% due 8/1/31                   1,433,350
  2,450,000    AA-        Iroquois Nursing Home, 7.050% due 2/1/31                           2,655,188
  1,500,000    AAA        Menorah Campus Nursing Home, 6.100% due 2/1/37                     1,554,375
  3,350,000    AA         Wesley Garden Nursing Home, 6.125% due 8/1/35                      3,509,125
  2,160,000    A      Oneida Health Care Corp. Mortgage Revenue, Series A,
                        FHA-Insured, 7.200% due 8/1/31                                       2,303,100
  1,250,000    AAA    Syracuse GO, IDA, James Square Association,
                        FHA-Insured, 7.000% due 8/1/25(a)                                    1,343,750
------------------------------------------------------------------------------------------------------
                                                                                            23,737,044
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Miscellaneous -- 3.4%
$10,250,000    AAA    Battery Park City Authority Revenue, Series A,
                        AMBAC-Insured, 5.500% due 11/1/26                               $   10,288,438
                      New York State Municipal Bond Bank Agency, Series A,
                        Special Revenue Program:
  1,000,000    BBB+       City of Buffalo, 6.875% due 3/15/06                                1,080,000
  1,500,000    A+         City of Rochester, 6.750% due 3/15/11                              1,616,250
                      New York State Urban Development Corp., Sub Lien:
 10,000,000    A        5.500% due 7/1/22                                                    9,962,500
  1,990,000    AAA      5.500% due 7/1/26                                                    1,997,463
------------------------------------------------------------------------------------------------------
                                                                                            24,944,651
------------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 3.8%
  4,500,000    AAA    Dutchess County Resource Recovery Agency Revenue
                        Bonds, Solid Waste Management, Series A,
                        FGIC-Insured, 7.500% due 1/1/09                                      4,865,625
                      New York State Energy, Research & Development Authority:
                        MBIA-Insured, Central Hudson Gas & Electric:
  1,100,000    AAA        Series B, 7.375% due 10/1/14                                       1,196,250
  1,000,000    A++        Series C, 8.375% due 12/1/28(c)                                    1,065,000
  2,660,000    AAA      Rochester Gas & Electric, FSA-Insured,
                         8.375% due 12/1/28(c)                                               2,846,200
                      New York State Environmental Facilities Corp.:
  3,085,000    Baa1*    Huntington Project, 7.375% due 10/1/99                               3,216,113
                        PCR, State Water Revolving Fund, Series A:
  8,250,000    A          7.250% due 6/15/10(a)                                              9,188,438
  1,950,000    A          7.500% due 6/15/12                                                 2,140,125
  1,500,000    AAA      Special Obligation Revenue, Riverbank State Park,
                          AMBAC-Insured, 5.125% due 4/1/22                                   1,462,500
  1,710,000    Baa1*  Puerto Rico Industrial, Medical & Environmental Pollution
                       Control Facilities Finance Authority, Revenue Bonds,
                       Series A, American Airlines, 6.450% due 12/1/25                       1,836,113
------------------------------------------------------------------------------------------------------
                                                                                            27,816,364
------------------------------------------------------------------------------------------------------
Pre-Refunded (d) -- 3.7%
    495,000    AAA    Babylon IDA, Resource Recovery Revenue, Ogden
                        Martin System, Series B, (Call 7/1/98 @ 103),
                        8.500% due 1/1/19                                                      526,309
     35,000    AAA    Battery Park City Authority, FHA-Insured, (Call 6/1/05 @ 100),
                        8.625% due 6/1/23                                                       43,750
    500,000    AAA    Municipal Assistance Corp., New York City, Series 64,
                        (Call 7/1/99 @ 102), 7.625% due 7/1/08                                 539,375
    245,000    AAA    New York City GO, Series H, (Call 2/1/02 @ 101.5),
                        7.000% due 2/1/21                                                      273,174

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Pre-Refunded (d) -- 3.7% (continued)
$ 3,270,000    AAA    New York City Municipal Water Finance Authority,
                        Water & Sewer System Revenue, Series A, FSA-Insured,
                        (Call 6/15/01 @ 101), 7.000% due 6/15/15                        $    3,572,474
                      New York State Dormitory Authority Revenue Bonds:
  3,000,000    AAA      Cooper Union, FSA-Insured, (Call 7/1/01 @ 102),
                          7.200% due 7/1/20                                                  3,363,750
  5,000,000    AAA      Department of Education, State of New York Issue,
                          (Call 7/1/01 @ 102), 7.750% due 7/1/21(a)                          5,687,500
    800,000    AAA      Ideal Senior Living Center, FHA-Insured,
                          (Call 2/1/99 @ 102), 7.625% due 8/1/28                               852,000
                      New York State Medical Care Facilities Finance Agency
                        Revenue:
  1,320,000    AAA        Call 2/15/00 @ 102, 7.750% due 2/15/20                             1,453,650
  5,000,000    AAA        Hospital & Nursing Home, Series D, FHA-Insured,
                            (Call 2/15/03 @ 102), 6.450% due 2/15/32                         5,568,750
    830,000    AAA        MBIA-Insured, (Call 2/15/00 @ 102),
                            7.750% due 2/15/20                                                 914,037
  1,700,000    AAA        St. Lukes Hospital, Series B, FHA-Insured,
                            (Call 2/15/00 @ 102), 7.450% due 2/15/29                         1,861,500
  1,000,000    AAA    Orangetown Housing Authority, Housing Facility Revenue,
                        Senior Housing Center, 1990 Series, (Call 4/1/00 @ 102),
                        7.600% due 4/1/30                                                    1,115,000
  1,490,000    AAA    United Nations Development Corp. Revenue Bonds,
                        Senior Lien, Series A, (Call 7/1/03 @ 102),
                        6.000% due 7/1/07                                                    1,635,275
------------------------------------------------------------------------------------------------------
                                                                                            27,406,544
------------------------------------------------------------------------------------------------------
Public Facilities -- 1.8%
  1,000,000    A      Albany Parking Authority, New York Revenue Refunding,
                        (Green & Hudson St. Garage Project), LOC Key Bank,
                        7.150% due 9/15/16                                                   1,066,250
    915,000    BBB    New York State COP, (Hanson Redevelopment Project),
                        8.375% due 5/1/08                                                    1,088,850
                      New York State Urban Development Corp. Revenue
                        Refunding:
  6,395,000    AAA        Correctional Capital Facilities, Series 6,
                            AMBAC-Insured, 5.375% due 1/1/25                                 6,339,044
  3,000,000    Baa1*      State Facilities, 5.700% due 4/1/20                                3,075,000
  1,500,000    Baa1*  Triborough Bridge & Tunnel Authority, (Convention Center
                        Project), Series E, 7.250% due 1/1/10                                1,770,000
------------------------------------------------------------------------------------------------------
                                                                                            13,339,144
------------------------------------------------------------------------------------------------------
Transportation -- 13.7%
  2,500,000    AAA    Albany County Airport Authority Revenue, FSA-Insured,
                        5.500% due 12/15/19(c)                                               2,500,000

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Transportation -- 13.7% (continued)
                      Metropolitan Transportation Authority:
                        Commuter Facilities Revenue:
$ 2,500,000    AAA        Series B, AMBAC-Insured, 5.125% due 7/1/24                    $    2,403,124
  6,450,000    AAA        Series D, MBIA-Insured, 5.125% due 7/1/22                          6,232,312
 11,685,000    AAA      Dedicated Tax Fund, Series A, MBIA-Insured,
                          5.250% due 4/1/26                                                 11,349,055
                        Transit Facilities Revenue:
 10,000,000    AAA        Series A, MBIA-Insured, 5.625% due 7/1/25                         10,150,000
  5,000,000    AAA        Series B-2, MBIA-Insured, 5.000% due 7/1/20                        4,743,750
  5,440,000    BBB        Service Contract, Series N, 7.125% due 7/1/09                      5,997,600
  2,250,000    AAA    Monroe County Airport Authority, Airport Revenue,
                        Greater Rochester International, MBIA-Insured,
                        7.250% due 1/1/19(c)                                                 2,424,374
  4,230,000    AAA    New York State Highway Authority, Emergency Services,
                        Construction and Reconstruction, Series A,
                        FSA-Insured, 6.600% due 3/1/01                                       4,552,537
  3,500,000    Baa1*  New York State Thruway Authority, Service Contract
                        Revenue, Local Bridge & Tunnel Authority,
                        5.000% due 4/1/17                                                    3,294,374
  1,000,000    AAA    Niagara Falls Bridge Authority, Toll Revenue, Series B,
                        FGIC-Insured, 5.250% due 10/1/15                                     1,020,000
                      Puerto Rico Commonwealth Highway & Transportation
                        Authority Revenue Refunding:
 10,000,000    A          5.000% due 7/1/36                                                  9,387,500
 17,000,000    A          Series Y, 5.500% due 7/1/36                                       17,148,750
                      Triborough Bridge & Tunnel Authority:
 20,000,000    AA++     General Purpose, Series B, 5.200% due 1/1/27                        19,300,000
    500,000    Aa*      Series L, 8.125% due 1/1/12(a)                                         514,770
------------------------------------------------------------------------------------------------------
                                                                                           101,018,146
------------------------------------------------------------------------------------------------------
Utilities -- 4.0%
                      New York State Energy, Research & Development Authority,
                        Facilities Revenue Bonds:
                          Brooklyn Union Gas Co. Project:
  3,000,000    A            Regular Linked SAVRS and RIBS,
                              7.050% due 7/15/26(c)(e)                                       3,318,750
  1,500,000    A            Regular RIBS, Series B, 6.952% due 7/1/26(c)(e)                  1,882,500
                          Consolidated Edison Co. Project, Series A:
  2,250,000    A+           7.125% due 3/15/22(c)                                            2,303,032
  5,750,000    A+           7.125% due 12/1/29(a)(c)                                         6,598,124
  1,500,000    Baa2*      Corning National Gas Corp., Series A,
                            8.250% due 12/1/18(c)                                            1,606,874

                       See Notes to Financial Statements.

======================================================================================================
Schedules of Investments (unaudited) (continued)                                    September 30, 1997
======================================================================================================

                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT     RATING                    DESCRIPTION                                        VALUE
======================================================================================================
Utilities -- 4.0% (continued)
                          Long Island Lighting Co. Project:
                            Series A:
$ 4,900,000    BB+            7.150% due 12/1/20(c)                                     $    5,304,250
  1,000,000    BB+            7.150% due 2/1/22(c)                                           1,082,500
  3,000,000    BB+          Series B, 7.150% due 2/1/22(c)                                   3,247,500
  1,000,000    BB+          Series D, 6.900% due 8/1/22(c)                                   1,073,750
  3,100,000    VMIG 1*    PCR, Commercial Paper, New York Electric & Gas,
                            Series B, 4.200% due 2/1/29(f)                                   3,100,000
------------------------------------------------------------------------------------------------------
                                                                                            29,517,280
------------------------------------------------------------------------------------------------------
Water & Sewer -- 4.4%
  1,000,000    AAA    Buffalo Municipal Water Finance Authority, Water
                        Systems Revenue, FGIC-Insured, 6.100% due 7/1/26                     1,062,500
  2,150,000    AAA    Monroe County Water Authority Revenue,
                        AMBAC-Insured, 7.000% due 8/1/19                                     2,418,750
                     New York City Municipal Water Finance Authority,
                        Water & Sewer System Revenue:
 10,000,000    A-         Series A, 5.125% due 6/15/21                                       9,562,500
 20,050,000    AAA        Series B, FGIC-Insured, 5.125% due 6/15/30                        19,248,000
------------------------------------------------------------------------------------------------------
                                                                                            32,291,750
------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $691,774,991**)                                          $  737,860,241
======================================================================================================

(a)  Security segregated by Custodian for open purchase agreements.
(b) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if isssuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if isssuer has not applied for new ratings.
(e) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
++   Fitch Investor Services, Inc
**   Aggregate cost for Federal income tax purposes is substanially the same.

     See pages 24, 25 and 26 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") and those identified by a double dagger (++) are rated by Fitch Investor Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B        -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

================================================================================
Bond Ratings (continued)
================================================================================

Fitch    -- Ratings from "AA" to "A" may be modified by the addition of a plus
(+) or minus (-) sign to show relative standings within the major rating categories.

AA       -- Bonds which are rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A        -- Bonds which are rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.


NR       -- Indicates the bond is not rated by Standard & Poor's, Moody's or
            Fitch.


================================================================================
Short-Term Security Ratings
================================================================================

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign. P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG1     -- Moody's highest rating for short-term municipal obligations.

MIG 2    -- Moody's second highest rating for short-term municipal obligations.

================================================================================
Security Descriptions
================================================================================

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
BOCES  -- Board of Cooperative Education Services
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
CSD    -- Central School District
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financial Security Assurance
GDB    -- Government Development Bank

================================================================================
Security Descriptions (continued)
================================================================================



GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
IRB    -- Industrial Revenue Bonds
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PART   -- Partnership Structure
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
SAVRS  -- Select Auction Variable Rate Securities
SONYMA -- State of New York Mortgage Association
SWAP   -- SWAP Structure
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bond Structure
TRAN   -- Tax and Revenue Anticipation Notes
UFSD   -- Union Free School District
VRDD   -- Variable Rate Demand Note
VRWE   -- Variable Rate Wednesday Demand

================================================================================
Statements of Assets and Liabilities (unaudited)              September 30, 1997
================================================================================

                                                  New York Money       New York
                                                 Market Portfolio     Portfolio
================================================================================
ASSETS:
  Investments, at value (Cost  $974,281,919 and
    $691,774,991, respectively)                   $ 974,281,919    $ 737,860,241
  Cash                                                   24,964           18,506
  Interest receivable                                 7,172,921       11,171,327
  Receivable for securities sold                     14,030,170       17,833,000
  Receivable for Fund shares sold                            --        1,709,645
  Other receivables                                          --          355,864
--------------------------------------------------------------------------------
  Total Assets                                      995,509,974      768,948,583
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                   1,378,502               --
  Management fees payable                               420,136          350,133
  Distribution fees payable                              34,238           85,834
  Deferred compensation                                  12,500           10,600
  Payable for securities purchased                           --       20,026,727
  Accrued expenses                                       88,042           97,232
--------------------------------------------------------------------------------
  Total Liabilities                                   1,933,418       20,570,526
--------------------------------------------------------------------------------
Total Net Assets                                  $ 993,576,556    $ 748,378,057
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest      $     993,800    $      54,503
  Capital paid in excess of par value               992,806,407      701,125,572
  Overdistributed net investment income                      --          (40,260)
  Accumulated net realized gain (loss)
    from security transactions                         (223,651)       1,152,992
  Net unrealized appreciation of investments                 --       46,085,250
--------------------------------------------------------------------------------
Total Net Assets                                  $ 993,576,556    $ 748,378,057
================================================================================
Shares Outstanding:
  Class A                                           993,800,207       39,593,749
--------------------------------------------------------------------------------
  Class B                                                    --       14,129,729
--------------------------------------------------------------------------------
  Class C                                                    --          779,291
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                           $1.00          $13.73
--------------------------------------------------------------------------------
  Class B *                                                   --          $13.72
--------------------------------------------------------------------------------
  Class C **                                                  --          $13.70
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)   --          $14.30
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSCif shares are redeemed within the first year of purchase (See Note 4).


                       See Notes to Financial Statements.

================================================================================
Statements of Operations (unaudited)
================================================================================

For the Six Months Ended September 30, 1997

                                                         New York Money      New York
                                                        Market Portfolio    Portfolio
=====================================================================================
INVESTMENT INCOME:
  Interest                                                $ 18,100,938   $ 22,736,615
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                   2,433,508      1,851,753
  Distribution fees (Note 4)                                   486,702      1,059,552
  Shareholder and system servicing fees                        174,389        143,928
  Registration fees                                             26,488         25,980
  Audit and legal                                               15,387         15,198
  Custody                                                       15,038         17,221
  Shareholder communications                                    13,250         27,766
  Trustees' fees                                                 3,500          2,837
  Pricing service fees                                              --         15,574
  Other                                                          7,887          6,273
-------------------------------------------------------------------------------------
  Total Expenses                                             3,176,149      3,166,082
-------------------------------------------------------------------------------------
Net Investment Income                                       14,924,789     19,570,533
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities*):
    Proceeds from sales                                     38,822,604    242,516,077
    Cost of securities sold                                 38,786,604    234,879,015
-------------------------------------------------------------------------------------
  Net Realized Gain                                             36,000      7,637,062
-------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                             --     22,219,651
    End of period                                                   --     46,085,250
-------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                           --     23,865,599
-------------------------------------------------------------------------------------
Net Gain on Investments                                         36,000     31,502,661
-------------------------------------------------------------------------------------
Increase in Net Assets From Operations                    $ 14,960,789   $ 51,073,194
=====================================================================================

* Represents net realized gains from the sale of short-term securities for the New York Money Market Portfolio.


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

New York Money Market Portfolio                 September 30          March 31
===============================================================================
OPERATIONS:
  Net investment income                      $    14,924,789    $    25,602,712
  Net realized gain                                   36,000             37,788
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations          14,960,789         25,640,500
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                          (14,924,789)       (25,602,712)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                (14,924,789)       (25,602,712)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares             1,929,781,829      3,558,756,790
  Net asset value of shares issued
    for reinvestment of dividends                 14,163,057         25,115,287
  Cost of shares reacquired                   (1,887,519,075)    (3,529,287,358)
-------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                       56,425,811         54,584,719
--------------------------------------------------------------------------------
Increase in Net Assets                            56,461,811         54,622,507
NET ASSETS:
  Beginning of period                            937,114,745        882,492,238
-------------------------------------------------------------------------------
  End of period                              $   993,576,556    $   937,114,745
===============================================================================


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

New York Portfolio                                                September 30       March 31
===============================================================================================
OPERATIONS:
  Net investment income                                          $  19,570,533    $  40,107,817
  Net realized gain (loss)                                           7,637,062         (673,031)
  Increase (decrease) in net unrealized appreciation                23,865,599         (922,316)
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            51,073,194       38,512,470
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                            (19,846,121)     (40,014,974)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                  (19,846,121)     (40,014,974)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  37,160,282       62,049,446
  Net asset value of shares issued
    for reinvestment of dividends                                   11,996,013       25,048,123
  Cost of shares reacquired                                        (57,802,888)    (107,681,450)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                         (8,646,593)     (20,583,881)
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   22,580,480      (22,086,385)
NET ASSETS:
  Beginning of period                                              725,797,577      747,883,962
-----------------------------------------------------------------------------------------------
  End of period*                                                 $ 748,378,057    $ 725,797,577
===============================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                                    $     (40,260)   $     235,328
===============================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, Georgia, Ohio, Pennsylvania, Limited Term, National and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the New York Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     2. PORTFOLIO CONCENTRATION

     Since each Portfolio invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The New York Money Market and the New York Portfolios pay SBMFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended September 30, 1997, SB received sales charges of approximately $242,000 on sales of the New York Portfolio's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended September 30, 1997, CDSCs paid to SB were approximately $98,000 for Class B shares.

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 1997, total Distribution Plan fees incurred were:

Portfolio                             Class A        Class B           Class C
================================================================================
New York Money Market                $486,702              --                --
--------------------------------------------------------------------------------
New York                              405,085        $618,686           $35,781
================================================================================

     All officers and one Trustee of the Fund are employees of SB.

     5. INVESTMENTS

     During the six months ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                        New York Money                New York
                                       Market Portfolio               Portfolio
================================================================================
Purchases                                            --             $232,806,873
--------------------------------------------------------------------------------
Sales                                                --              242,516,077
================================================================================

     At September 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        New York Money                New York
                                       Market Portfolio               Portfolio
================================================================================
Gross unrealized appreciation                        --             $46,201,086
Gross unrealized depreciation                        --                (115,836)
--------------------------------------------------------------------------------
Net unrealized appreciation                          --             $46,085,250
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     6. CAPITAL LOSS CARRYFORWARD

     At March 31, 1997 the New York Money Market and New York Portfolios had, for Federal income tax purposes, $261,635 and $6,385,987, respectively, of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

Portfolio                 2000       2001        2002        2003       2005
================================================================================
New York Money Market $261,635          --          --          --         --
--------------------------------------------------------------------------------
New York                    --    $713,974  $4,701,454    $365,887   $604,672
================================================================================

     7. SHARES OF BENEFICIAL INTEREST

     At September 30, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At September 30, 1997, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                             Class A          Class B         Class C
================================================================================
New York Money Market              $993,800,207               --             --
--------------------------------------------------------------------------------
New York                            496,726,474     $194,034,294    $10,419,307
================================================================================

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                         Six Months Ended                           Year Ended
                                        September 30, 1997                       March 31, 1997
New York                         ---------------------------------     ---------------------------------
Money Market Portfolio                Shares            Amount              Shares            Amount
========================================================================================================
Class A
Shares sold                       1,929,781,829    $ 1,929,781,829      3,558,756,790    $ 3,558,756,790
Shares issued on reinvestment        14,163,057         14,163,057         25,115,287         25,115,287
Shares redeemed                  (1,887,519,075)    (1,887,519,075)    (3,529,287,358)    (3,529,287,358)
--------------------------------------------------------------------------------------------------------
Net Increase                         56,425,811    $    56,425,811         54,584,719    $    54,584,719
========================================================================================================

New York Portfolio
========================================================================================================
Class A
Shares sold                           1,994,801    $    27,160,134          2,751,378    $    36,566,344
Shares issued on reinvestment           663,011          8,962,666          1,438,119         19,033,592
Shares redeemed                      (3,390,596)       (45,971,683)        (6,161,975)       (81,524,659)
========================================================================================================
Net Decrease                           (732,784)   $    (9,848,883)        (1,972,478)   $   (25,924,723)
========================================================================================================
Class B
Shares sold                             649,305    $     8,781,724          1,729,769    $    22,891,545
Shares issued on reinvestment           211,686          2,860,298            428,975          5,674,888
Shares redeemed                        (788,803)       (10,642,217)        (1,843,688)       (24,383,430)
========================================================================================================
Net Increase                             72,188    $       999,805            315,056    $     4,183,003
========================================================================================================
Class C
Shares sold                              90,532    $     1,218,424            195,814    $     2,591,557
Shares issued on reinvestment            12,818            173,049             25,705            339,643
Shares redeemed                         (89,419)        (1,188,988)          (134,481)        (1,773,361)
========================================================================================================
Net Increase                             13,931    $       202,485             87,038    $     1,157,839
========================================================================================================

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each period:

                                                        New York Money Market Portfolio
                                ------------------------------------------------------------------------------
Class A Shares                   1997(1)         1997          1996          1995          1994        1993(2)
==============================================================================================================
Net Asset Value,
   Beginning of Period           $1.00           $1.00         $1.00         $1.00         $1.00         $1.00
--------------------------------------------------------------------------------------------------------------
  Net investment income(3)       0.015           0.028         0.038         0.025         0.018         0.010
  Dividends from
    net investment income       (0.015)         (0.028)       (0.038)       (0.025)       (0.018)       (0.010)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $1.00           $1.00         $1.00         $1.00         $1.00         $1.00
--------------------------------------------------------------------------------------------------------------
Total Return                      1.55%++         2.85%         3.17%         2.49%         1.77%         1.01%++
--------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)        $994            $937          $882          $708           $82           $60
--------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(3)                     0.66%+          0.67%         0.67%         0.68%         0.60%         0.56%+
  Net investment income           3.05+           2.80          3.11          2.94          1.73          1.84+
==============================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2)  For the period from September 17, 1992 (inception date) to March 31, 1993.
(3) The manager has waived all or part of its fees for the year ended March 31, 1994 and the period ended March 31, 1993. If such fees were not waived, the per share decrease on net investment income would have been $0.001 and $0.001, respectively, and the expense ratios would have been 0.67% and 0.69% (annualized), respectively.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +   Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

                                                           New York Portfolio
                              --------------------------------------------------------------------------
Class A Shares                 1997(1)         1997         1996        1995(2)       1994         1993
========================================================================================================
Net Asset Value,
  Beginning of Period          $13.16         $13.19       $12.83       $12.83       $13.25       $12.33
--------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income          0.37           0.74         0.75         0.76         0.78         0.81
  Net realized and
    unrealized gain (loss)       0.57          (0.03)        0.35         0.01*       (0.41)        0.92
--------------------------------------------------------------------------------------------------------
Total Income
  From Operations                0.94           0.71         1.10         0.77         0.37         1.73
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.37)         (0.74)       (0.74)       (0.77)       (0.79)       (0.81)
--------------------------------------------------------------------------------------------------------
Total Distributions             (0.37)         (0.74)       (0.74)       (0.77)       (0.79)       (0.81)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                $13.73         $13.16       $13.19       $12.83       $12.83       $13.25
--------------------------------------------------------------------------------------------------------
Total Return                     7.23%++        5.48%        8.71%        6.32%        2.66%       14.48%
--------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)       $544           $531         $558          $83          $70          $62
--------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(3)                    0.71%+         0.75%        0.72%        0.63%        0.55%        0.55%
  Net investment income          5.43+          5.58         5.84         6.00         5.79         6.32
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            32%            53%          36%          30%          20%          22%
========================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

                                                                    New York Portfolio
                                              -----------------------------------------------------------
Class B Shares                                   1997(1)            1997           1996            1995(2)
=========================================================================================================
Net Asset Value, Beginning of Period             $13.15            $13.18          $12.84          $11.96
---------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                            0.33              0.67            0.67            0.31
  Net realized and unrealized gain (loss)          0.58             (0.03)           0.35            0.86*
---------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.91              0.64            1.02            1.17
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.34)            (0.67)          (0.68)          (0.29)
---------------------------------------------------------------------------------------------------------
Total Distributions                               (0.34)            (0.67)          (0.68)          (0.29)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.72            $13.15          $13.18          $12.84
---------------------------------------------------------------------------------------------------------
Total Return                                       6.98%++           4.96%           8.05%           9.92%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $193,895          $184,916        $181,144          $3,813
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                      1.23%+            1.27%           1.25%           1.27%+
  Net investment income                            4.90+             5.06            5.45            5.76+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              32%               53%             36%             30%
=========================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2)  For the period from November 11, 1994 (inception date) to March 31, 1995.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.30% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

                                                                    New York Portfolio
                                  -----------------------------------------------------------------------------------
Class C Shares                     1997(1)          1997           1996          1995(2)         1994          1993(3)
=====================================================================================================================
Net Asset Value,
  Beginning of Period              $13.14           $13.17         $12.83        $12.82          $13.24        $12.84
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income              0.33             0.66           0.66          0.68            0.68          0.15
  Net realized and
    unrealized gain (loss)           0.57            (0.02)          0.36          0.01*          (0.40)         0.37
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations         0.90             0.64           1.02          0.69            0.28          0.52
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.34)           (0.67)         (0.68)        (0.68)          (0.70)        (0.12)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.34)           (0.67)         (0.68)        (0.68)          (0.70)        (0.12)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                    $13.70           $13.14         $13.17        $12.83          $12.82        $13.24
---------------------------------------------------------------------------------------------------------------------
Total Return                         6.88%++          4.91%          8.07%         5.66%           1.96%         4.04%++
---------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)            $10,680          $10,055         $8,931        $5,896          $5,461        $1,368
---------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(4)                        1.28%+           1.32%          1.28%         1.28%           1.23%         1.23%+
  Net investment income              4.86+            5.01           5.02          5.38            4.98          5.37+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                32%              53%            36%           30%             20%           22%
=====================================================================================================================

(1)  For the six months ended September 30, 1997 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from January 8, 1993 (inception date) to March 31, 1993.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class C shares.
* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

                      [This page intentionally left blank]

                                                                    SMITH BARNEY
SMITH BARNEY                                   ---------------------------------
MUNI FUNDS                                     A Member of TravelersGroup [LOGO]



Trustees                                Investment Manager
Joseph H. Fleiss                        Smith Barney Mutual Funds
Donald R. Foley                         Management Inc.
Paul Hardin
Heath B. McLendon, Chairman             Distributor
Roderick C. Rasmussen                   Smith Barney Inc.
John P. Toolan
                                        Custodian
C. Richard Youngdahl, Emeritus          PNC Bank, N.A.

Officers                                Shareholder
Heath B. McLendon                       Servicing Agent
Chief Executive Officer                 First Data Investor Services Group, Inc.
                                        P.O. Box 9134
Lewis E. Daidone                        Boston, MA 02205-9134
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Joseph Benevento
Vice President                          This report is submitted for the general
                                        information of the shareholders of Smith
Irving P. David                         Barney Muni Funds--New York Money Market
Controller                              and New York Portfolios. It is not
                                        authorized for distribution to
Thomas M. Reynolds                      prospective investors unless accompanied
Controller                              or preceded by a current Prospectus for
                                        the Portfolios, which contains
Christina T. Sydor                      information concerning the Portfolios'
Secretary                               investment policies and expenses as well
                                        as other pertinent information.



                                        SMITH BARNEY MUNI FUNDS
                                        388 Greenwich Street
                                        New York, New York 10013


                                        FD0807 11/97




[FRONT COVER]

S E M I - A N N U A L  R E P O R T

Smith Barney
Muni Funds

California Money
Market Portfolio
-------------------

September 30, 1997

[SMITH BARNEY LOGO]

Smith Barney Mutual Funds
Investing for your future.
Every day.

California Money Market Portfolio

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Muni Funds - California Money Market Portfolio ("Portfolio") for the period ended September 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

Performance Update

As of September 30, 1997, the Portfolio's 7-day current yield was 3.20%. The Portfolio's 7-day effective yield--which reflects compounding--was 3.25%. This means that investors in the combined federal and state income tax bracket of 45.3% would have to earn 5.94% to match the tax-free income provided by the Fund. (This figure assumes an investor is in the 36% federal tax bracket, which according to the Internal Revenue Service constitutes nearly 10% of all U.S. taxpayers.)

Please note that while the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved. The U.S. government neither insures nor guarantees an investment in the Fund.

Market Overview and Outlook

The performance of the U.S. economy has been stellar. Gross Domestic Product ("GDP"), a key economic indicator that measures the total output of goods and services in the U.S., has expanded at an annual rate of 4.1% for the first half of 1997. The recently released third quarter 1997 GDP growth of 3.5% suggests that the U.S. economy has continued its vigorous expansion. According to the most recently released economic data, this economic growth has not come at the expense of higher inflation. Consumer prices in August 1997 rose by only 0.2%. Although producer prices did show a sizable increase in September 1997, so far in 1997 there has been an overall decline. Moreover, the majority of the increase in producer prices were one-time adjustments concentrated in a handful of sectors.

What is of concern on the inflation front has been tightness in the labor markets. In recent Congressional testimony, Federal Reserve Board Chairman Alan Greenspan expressed concern that the U.S. economy may be on an "unsustainable track." With the current unemployment rate at 4.9%, the available labor pool is strained and further employment growth could push wage pressures higher. Many fixed income investors viewed Greenspan's testimony as sobering notice that additional rate increases by the Federal Reserve Board ("Fed") may take place in the coming months. The last rate increase took place in March 1997, when the Fed increased the federal-funds rate 25 basis points (0.25%). (The federal-funds rate is the interest rate banks charge each other for overnight loans and is an indicator of the direction of interest rates.)

We remain optimistic on the prospects for municipal bonds. The shrinking federal budget deficit, resulting from economic growth and spending controls enacted in 1990 and 1993, should help to contain interest rates.

California Economic Highlights

The outlook for California continues to improve. 1996 marked the year that all of the jobs lost in California during the recession of the 1990s were regained. The Golden State has seen eight months of record high employment levels. In addition, California's overall population has grown by about 7.1% since 1990.

California is expected to become the first state to produce more than $1 trillion in Gross State Product, an annual level of economic output surpassed by only a handful of major industrialized nations. The rating for California issues was revised upward by Fitch Investors Service Inc., a major credit and bond-rating agency, as a result of California's steady employment growth and solid revenue growth spurred by personal income tax collections. We remain bullish on California's economic prospects because of its broadly diversified employment base and overall return to financial stability.

Portfolio's Investment Strategy

The Portfolio seeks to provide investors with income exempt from federal income tax by investing in a portfolio of high quality, short-term municipal obligations selected for liquidity and stability of principal. During the reporting period, we have seen a steep yield curve in the California money market. As a result, we have extended the Fund's weighted average maturity to the 65-day range. Over the coming months, we will continue to closely monitor economic data and assess the impact of inflation and how it relates to tax-exempt money markets. If doing so is deemed to be prudent, we will look to shorten the Fund's weighted average maturity slightly.

On a more somber note, we were saddened by the loss of an outstanding physician and Trustee of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

In closing, thank you for investing in the Smith Barney Muni Funds - California Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon
    Heath B. McLendon
    Chairman

/s/ Joseph Benevento]
    Joseph Benevento
    Vice President

October 20, 1997

Schedule of Investments (unaudited)                  September 30, 1997

    FACE
   AMOUNT         RATING                            SECURITY                            VALUE
-------------------------------------------------------------------------------------------------
$ 13,000,000   A-1+         ABAG Finance Authority for Nonprofit Corporations
                             Series 1996 3.65% (b)                                   $13,000,000
                            Alameda Contra Costa California Schools Financing
                             Authority Project:
   5,800,000   A-1+            Series A 3.90% (b)                                      5,800,000
   9,455,000   A-1+            Series B 3.90% (b)                                      9,455,000
  20,000,000   A-1+            Series C 3.90% (b)                                     20,000,000
   8,410,000   A-1+           Series E 3.90% (b)                                       8,410,000
                            Alameda County:
  10,000,000   SP-1+          1997 TRAN 4.50% due 7/22/98                             10,046,442
  18,300,000   SP-1+          Board of Education 1997 TRAN 4.25% due 7/1/98           18,360,556
   4,000,000   A-1+         Anaheim Housing Authority Multi-Family Housing
                              Revenue (Park Vista Apartments-A) 4.00% (a)(b)           4,000,000
                            California Alternative Energy:
   4,800,000   VMIG 1*        Hydroelectric Rock Creek Limited Series 86
                                3.85% (a)(b)                                           4,800,000
                              Source Finance Authority, Cogeneration Revenue
                                Refunding Arroyo Energy:
  25,330,000   A-1+               Series A 3.95% (a)(b)                               25,330,000
   7,400,000   A-1+               Series B 3.95% (a)(b)                                7,400,000
   5,500,000   SP-1+        California Community College Finance Authority TRAN
                              Series-97 FSA-Insured 4.50% due 6/30/98 5,527,606
                            California Health Facility Financing Authority
                              Revenue:
   8,215,000   A-1+            Catholic Healthcare Series B MBIA-Insured 3.90% (b)      8,215,000
   3,750,000   A-1+            Childrens Hospital 1991 MBIA-Insured 3.85% (b)           3,750,000
                            California Housing Finance Agency Revenue PART:
  12,120,000   VMIG 1*        Series PA-40A 4.15% (a)(b)                               12,120,000
  12,320,000   VMIG 1*        Series PA-58 3.95% (b)                                   12,320,000
   3,540,000   VMIG 1*        Series PA-112-A MBIA-Insured 4.15% (a)(b)                 3,540,000
  10,210,000   A-1+           Series PT-76 MBIA-Insured 3.95% (b)                      10,210,000
                            California Housing Finance Authority:
   4,035,000   NR[dbldag]     Multi-Unit Rent Housing TOB Series-92A
                                MBIA-Insured 3.70% due 2/1/98 (c)                       4,035,000
   2,395,000   NR[dbldag]     Series 1989F TOB FHA-Insured 3.70% due 2/1/98 (c)         2,395,000
  14,500,000   SP-1+          Single Family Mortgage Series B
                                3.70% due 4/1/98 (a)(c)                                14,500,000
                            California Pollution Control Financial Authority:
                              Pacific Gas & Electric:
   5,900,000   A-1+            Series A 4.10% (a)(b)                                    5,900,000
   4,000,000   A-1+            Series B 4.00% (a)(b)                                    4,000,000
  21,000,000   A-1+            Series B 4.10% (a)(b)                                   21,000,000
   5,200,000   A-1+            Series C 4.00% (b)                                       5,200,000
  14,800,000   A-1+            Series D TECP 3.55% due 10/1/97                         14,800,000
   1,000,000   A-1+            Series G 4.10% (b)                                       1,000,000
   7,000,000   P-1*           Sierra Pacific Project Series-93 3.95% (b)                7,000,000

                       See Notes to Financial Statements.
4

Schedule of Investments (unaudited) (continued)      September 30, 1997


    FACE
   AMOUNT         RATING                           SECURITY                            VALUE
-------------- ------------ ------------------------------------------------------- -------------
                            Solid Waste Disposal Revenue:
                              Colmac Energy Project:
$ 17,900,000   A-1+            Series-90A 4.00% (a)(b)                               $17,900,000
   1,760,000   A-1+            Series-90C 4.00% (a)(b)                                 1,760,000
                              Shell Martinez Refining:
   4,100,000   A-1+            Series A 4.05% (a)(b)                                   4,100,000
   5,000,000   A-1+            Series B 4.00% (a)(b)                                   5,000,000
   1,000,000   A-1+            Series B 4.05% (a)(b)                                   1,000,000
   8,675,000   P-1*           Sierra Pacific Project 4.05% (a)(b)                      8,675,000
                             Southdown Inc. Project:
   1,100,000   A-1+           Series B 3.60% (b)                                       1,100,000
   4,900,000   A-1+           Series-83 3.60% (b)                                      4,900,000
   8,750,000   A-1+           Southern California Edison Series-85D TECP
                               3.70% due 12/8/97                                       8,750,000
                             Resource Recovery:
   4,250,000   VMIG 1*        Sangier Project Series-90A 4.00% (a)(b)                  4,250,000
     500,000   P-1*           Ultrapower Rocklin Project Series A 4.05% (b)              500,000
  20,000,000   VMIG 1*      California Public Capital Improvement Financing
                             Authority Series C 3.80% due 12/15/97 (c)                20,000,000
                            California School Cash Reserve Program Authority:
  40,000,000   SP-1+         Pool Series A 4.75% due 7/2/98                           40,255,080
  14,000,000   SP-1+         Pool Series B 4.50% due 12/19/97                         14,026,317
                            California State GO:
   9,385,000   A-1+          PART MBIA-Insured 4.10% (b)                               9,385,000
                             TECP Notes:
   8,300,000   A-1            3.55% due 10/6/97                                        8,300,000
  10,000,000   A-1            3.45% due 10/7/97                                       10,000,000
  10,000,000   A-1            3.45% due 10/9/97                                       10,000,000
  10,000,000   A-1            3.45% due 10/10/97                                      10,000,000
  10,000,000   A-1            3.45% due 10/14/97                                      10,000,000
  46,000,000   SP-1+        California State RAN 1997 4.50% due 6/30/98               46,223,242
   6,255,000   A-1+         California State Series-95 PART FSA-Insured 4.15% (b)      6,255,000
                            California Statewide Community Development Authority:
                             Apartment Development Revenue:
  13,000,000   A-1+           Subseries A-4 4.00% (b)                                 13,000,000
   6,400,000   A-1+           Subseries A-5 3.50% (b)                                  6,400,000
   3,900,000   A-1+           Subseries A-6 4.00% (b)                                  3,900,000
   7,000,000   A-1+           Subseries A-7 4.05% (a)(b)                               7,000,000
                             Corporation Revenue:
   2,145,000   A-1+           Amern Zettler 4.00% (a)(b)                               2,145,000
   2,440,000   A-1+           Charles & Loralie Harris 4.00% (a)(b)                    2,440,000
   3,000,000   NR[dbldag]     Supreme Truck 4.15% (a)(b)                               3,000,000
  49,800,000   A-1+          Memorial Health Services 3.85% (b)                       49,800,000
  15,000,000   A-1+          Multi-Family Revenue (Canyon Creek Apartments)
                              4.05% (b)                                               15,000,000

                       See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)      September 30, 1997


    FACE
   AMOUNT       RATING                             SECURITY                               VALUE
-------------- --------- ------------------------------------------------------------- -------------
                          Revenue Partnership:
$ 27,500,000   A-1+        Kaiser Permanente 3.85% (b)                                  $27,500,000
   5,400,000   VMIG 1*     Northern California Retired Officers 4.00% (b)                 5,400,000
   2,000,000   A-1+        Saint Joseph Health System Group 3.85% (b)                     2,000,000
                         Chula Vista IDR (San Diego Gas & Electric Co.):
  26,500,000   A-1        Series B 4.15% (a)(b)                                          26,500,000
   5,000,000   A-1+       Series C TECP 3.65% due 10/9/97 (a)                             5,000,000
                         Clipper California PART:
  20,730,000   VMIG 1*    Tax-Exempt MBIA-Insured 4.08% (b)                              20,730,000
   6,890,000   VMIG 1*    Trust Class A Series 96-6B MBIA-Insured 4.18% (a)(b)            6,890,000
   9,900,000   VMIG 1*    Trust GNMA-Collateralized Series 96-7A 4.08% (a)(b)             9,900,000
   2,100,000   A-1+      Concord Multi-Family Mortgage Revenue (Crossroads
                          Apartments) Series-88B 3.95% (b)                                2,100,000
   5,000,000   SP-1+     Conejo Valley California USD 97 TRANS
                          4.25% due 7/2/98                                                5,015,883
  28,000,000   SP-1+     Contra Costa County California Board of Education
                          4.25% due 7/1/98                                               28,098,445
   2,600,000   A-1+      Corona California Multi-Family Housing Revenue
                          4.25% (b)                                                       2,600,000
                         Eagle Tax-Exempt Trust Muni Trust Receipts:
   8,200,000   A-1+       California Dept. of Water PART 4.00% (b)                        8,200,000
  11,300,000   A-1+       California Housing Finance Authority
                           PART MBIA-Insured 3.65% due 11/1/97 (c)                       11,300,000
                         East Bay California Municipal Utility District TECP:
  16,150,000   A-1+       3.55% due 10/6/97                                              16,150,000
   2,500,000   A-1+       3.60% due 11/10/97                                              2,500,000
   3,000,000   A-1+       3.55% due 12/9/97                                               3,000,000
   2,000,000   A-1+      Fairfield IDA (R. Dakin & Company Project) 3.50% (b)             2,000,000
   8,750,000   SP-1+     Fremont California TRAN 4.25% due 6/30/98                        8,771,739
                         Irvine California Improvement Bond:
   5,390,000   A-1+       District 89-10 3.85% (b)                                        5,390,000
   6,600,000   A-1+       District 94-13 3.95% (b)                                        6,600,000
  17,900,000   VMIG 1*   Irvine California Public Facility & Infrastructure Authority
                          Lease Revenue (Capital Improvement Series-85)
                          3.90% (b)                                                      17,900,000
                         Irvine Ranch Water District:
   1,100,000   A-1+       Conservation Series B 3.90% (b)                                 1,100,000
   2,900,000   A-1+       Improvement District 182 Series A 3.90% (b)                     2,900,000
   1,400,000   A-1+       Series A 3.65% (b)                                              1,400,000
     700,000   A-1+       Series A 3.90% (b)                                                700,000
   7,000,000   A-1+       Series B 3.85% (b)                                              7,000,000
   1,200,000   A-1+       Series B 3.90% (b)                                              1,200,000
   8,000,000   A-1+      Lodi IDA (Dart Container) 4.68% (b)                              8,000,000
   8,400,000   A-1+      Long Beach California Health Facility Revenue (Memorial
                          Health Services) Series 1991 3.30% (b)                          8,400,000

                       See Notes to Financial Statements.
6

Schedule of Investments (unaudited) (continued)      September 30, 1997


    FACE
   AMOUNT       RATING                           SECURITY                             VALUE
-------------- -------- ---------------------------------------------------------- -------------
$ 10,000,000   SP-1+    Los Angeles California Community College TRAN
                         4.50% due 7/2/98                                           $10,043,283
   2,000,000   A-1+     Los Angeles California Department of Airports Revenue
                         PART FGIC-Insured 4.15% (a)(b)                               2,000,000
   2,500,000   AAA      Los Angeles California Wastewater:
                         System Bonds (Pre-Refunded--Escrowed with U.S.
                          government securities to 11/1/97 Call @ 102)
                          8.13% due 11/1/17 (d)                                       2,559,522
                         TECP:
  10,000,000   A-1+       3.55% due 10/14/97                                         10,000,000
   7,500,000   A-1+       3.55% due 11/7/97                                           7,500,000
   6,000,000   A-1+       3.55% due 12/10/97                                          6,000,000
                        Los Angeles City:
   1,060,000   SP-1+     TRAN 4.50% due 6/30/98                                       1,065,539
  10,000,000   SP-1+     USD TRAN 97-98 4.50% due 7/1/98                             10,050,412
                        Los Angeles County California:
   2,000,000   A-1+      Capital Assistance Program Lease Corp.
                          TECP 3.70% due 12/10/97                                     2,000,000
                         Metropolitan Transportation Authority:
   9,425,000   A-1+       PART MBIA-Insured 3.80% due 12/3/97 (c)                     9,425,000
  10,000,000   A-1+       Sales Tax Revenue MBIA-Insured 3.90% (b)                   10,000,000
                          Series A TECP:
   5,711,000   A-1         3.55% due 10/8/97                                          5,711,000
   3,000,000   A-1+        3.50% due 11/7/97                                          3,000,000
   8,750,000   A-1+      Sanitation District Finance Authority Revenue PART
                          4.10% (b)                                                   8,750,000
                         TRAN:
  49,000,000   SP-1+      Series A 4.50% due 6/30/98                                 49,244,144
   4,000,000   A-1+       Series 96 PART MBIA-Insured 4.15% (b)                       4,000,000
                        Los Angeles County Housing Authority Multi-Family
                         Housing Revenue:
  13,100,000   A-1         Diamond Apartments Project Series A 3.35% (a)(b)          13,100,000
   1,700,000   A-1+        Park Sierra Project 78 4.00% (b)                           1,700,000
                        Los Angeles Department of Water & Power
                         Electric Plant Revenue:
   8,765,000   A-1+       PART FGIC-Insured 4.10%                                     8,765,000
   4,075,000   A-1+       PART FGIC-Insured 4.05%                                     4,075,000
   4,005,000   A-1+       PART MBIA-Insured 4.05%                                     4,005,000
   5,000,000   A-1+       TECP 3.60% due 10/10/97                                     5,000,000
   7,000,000   SP-1+    Marysville California Joint Union Free School District
                         TRAN 4.25% due 10/31/97                                      7,002,658
  14,620,000   A-1+     Metropolitan Water District Of Southern
                         California Waterworks Revenue PART
                         MBIA-Insured 3.40% (b)                                      14,620,000
                       Modesto California Irrigation District Finance Authority:
  10,000,000  A-1+      Cooperative Capital Improvement Project TECP
                         3.60% due 10/9/97                                           10,000,000
  14,000,000  A-1+      PART MBIA-Insured 4.10% (b)                                  14,000,000

                       See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)      September 30, 1997


   FACE
  AMOUNT         RATING                           SECURITY                          VALUE
------------- ------------ ------------------------------------------------------ -------------
                           Modesto Multi-Family Housing Revenue:
$ 4,975,000   A-1+          Live Oak Apartments Series-94 4.00% (a)(b)             $ 4,975,000
  5,800,000   VMIG 1*       Shadowbrook Series-A 4.00% (b)                           5,800,000
  3,000,000   SP-1+        Mooreland California Elementary School District TRAN
                            4.25% due 6/30/98                                        3,009,258
  4,250,000   SP-1+        Moorpark California USD TRAN
                            4.25% due 6/30/98                                        4,263,402
  2,500,000   MIG 1*       Moreno Valley USD TRAN 4.50% due 6/30/98                  2,510,726
 18,500,000   SP-1+        Mountain Diablo California Union Free School District
                            4.50% due 10/16/97                                      18,505,268
 13,500,000   A-1+         Mountain View Multi-Family Housing Revenue
                            (Villa Mariposa Project) FGIC-Insured 3.85% (b)         13,500,000
  7,000,000   A-1+         MSR Public Power Agency San Juan Project Series E
                            MBIA-Insured 3.90% (b)                                   7,000,000
  1,500,000   SP-1+        Oakland California TRAN 4.50% due 6/30/98                 1,508,172
  1,300,000   A-1+         Oakland Revenue (Childrens Hospital Medical Center)
                            Series 1994B 4.00% (b)                                   1,300,000
                           Orange County Apartment Development Revenue:
  2,700,000   A-1           The Lakes Project Series A 3.95% (b)                     2,700,000
  1,700,000   A-1+          Wood Canyon Villas 4.00% (a)(b)                          1,700,000
                           Orange County California Sanitation District:
 10,000,000   A-1+          Partnership AMBAC-Insured 3.85% (b)                     10,000,000
  1,000,000   A-1+          Series C FGIC-Insured 4.25% (b)                          1,000,000
 18,470,000   VMIG 1*      Palo Alto California USD 4.05% (b)                       18,470,000
 15,720,000   VMIG 1*      Pasadena California Certificates Participation Notes
                            Rose Bowl Improvement Project 4.05% (b)                 15,720,000
  1,600,000   SP-1+        Petaluma California CSD TRAN 4.25% due 6/30/98            1,605,045
  2,000,000   SP-1+        Petaluma California UHSD TRAN 4.25% due 6/30/98           2,006,456
  7,860,000   A-1+         Pleasanton Multi-Family Mortgage Revenue
                            (Valley Plaza) 3.95% (b)                                 7,860,000
  3,000,000   A-1+         Puerto Rico GDB 3.70% (b)                                 3,000,000
 27,630,000   NR[dbldag]   Puerto Rico Independent Medical Abbot Labs
                            3.75% due 3/1/98 (c)                                    27,631,098
  1,100,000   VMIG 1*      Rancho Mirage California Redevelopment Agency
                            4.00% (a)(b)                                             1,100,000
                           Regents of University of California Series A TECP:
  6,000,000   A-1+          3.50% due 11/7/97                                        6,000,000
 13,000,000   A-1+          3.70% due 12/10/97                                      13,000,000
 10,000,000   A-1+          3.55% due 12/11/97                                      10,000,000
 10,000,000   SP-1+        Riverside County California TRAN Series A
                            4.50% due 6/30/98                                       10,039,297
                           Riverside County Housing Authority Multi-Family
                            Housing Revenue:
  9,500,000   VMIG 1*        Amanda Park Apartments 4.00% (a)(b)                     9,500,000
  3,740,000   A-1+           Woodcreek Village 3.95% (b)                             3,740,000

                       See Notes to Financial Statements.
8

Schedule of Investments (unaudited) (continued)      September 30, 1997


   FACE
  AMOUNT         RATING                          SECURITY                          VALUE
------------- ------------ ----------------------------------------------------- -------------
$ 7,840,000   A-1+         Sacramento California City Financing Authority Lease
                            Revenue PART Series SAK-18 AMBAC-Insured
                            4.00% (b)                                             $ 7,840,000
                           Sacramento California Municipal Utility District:
 14,640,000   A-1+          Electric Revenue PART
                             AMBAC-Insured 4.00% (b)                               14,640,000
 10,279,000   A-1+          Series 1 TECP 3.60% due 10/7/97                        10,279,000
 20,000,000   SP-1+        Sacramento County California School District TAN
                            Series-96 4.00% due 12/10/97                           20,019,615
  9,400,000   A-1+         Sacramento MUD Revenue FSA-Insured 4.05%                 9,400,000
  2,275,000   SP-1+        Salinas California USD TRAN 4.50% due 10/2/97            2,275,031
                           San Diego California:
                            Gas & Electric:
                             Series A TECP:
  4,000,000   A-1             3.60% due 10/2/97                                     4,000,000
  6,400,000   A-1             3.70% due 10/8/97                                     6,400,000
  2,000,000   A-1            Series B 3.45% due 10/9/97                             2,000,000
  4,108,000   A-1+          Housing Authority Multi-Family Housing Revenue
                             Refunding (Carmen Del Mar Apartments-A)
                             4.00% (b)                                              4,108,000
  4,400,000   A-1+          Multi-Family Housing Revenue Flores-A-RMK
                             4.00% (b)                                              4,400,000
  3,000,000   A-1+          Sewer Revenue PART AMBAC-Insured 4.10% (b)              3,000,000
  3,000,000   NR[dbldag]   San Dimas California Redevelopment Agency
                            (San Dimas Community Center) 3.50% (b)                  3,000,000
                           San Francisco California Airport Commision:
                            International Airport Revenue Series FGIC-Insured:
  9,775,000   A-1+           PART 4.10% (b)                                         9,775,000
 28,005,000   A-1+           PART 4.15% (b)                                        28,005,000
  3,020,000   A-1+           Series A TECP 3.75% due 1/12/98                        3,020,000
                           San Francisco (City & County of):
 16,800,000   A-1+          Multi-Family Housing Revenue City Heights
                             Apartments Project 4.05% (b)                          16,800,000
  8,500,000   A-1+          Redevelopment Agency Multi-Family Housing
                             (Fillmore Center) 92A-1 3.90% (b)                      8,500,000
                           San Jose Multi-Family Housing Revenue:
  3,300,000   A-1+          Fairway Glen FGIC-Insured 3.85% (b)                     3,300,000
  3,000,000   VMIG 1*       Multi-Family Housing Revenue Bonds (Almaden Lake)
                             4.10% (a)(b)                                           3,000,000
  6,690,000   A-1+         San Jose-Santa Clara California Water Financing
                            Authority Sewer Revenue PART FGIC-Insured
                            4.10% (b)                                               6,690,000
  3,000,000   SP-1+        San Lorenzo California USD 4.25% due 6/30/98             3,009,687
  1,300,000   VMIG 1*      Santa Ana Industrial Development Authority Newport
                            Electronics Project 3.80% (b)                           1,300,000

                       See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)      September 30, 1997


   FACE
  AMOUNT       RATING                       SECURITY                          VALUE
------------- -------- -------------------------------------------------- -------------------
$ 8,315,000   A-1+     Santa Cruz Co. Public Financing Authority Revenue
                        PART MBIA-Insured 4.10% (b)                               $ 8,315,000
  4,705,000   A-1+     Southern California Public Power Authority
                        Project Revenue Series 19 PART
                        AMBAC-Insured 4.00% (b)                                     4,705,000
  8,500,000   SP-1+    Sutter County California Office of Education TRAN
                        4.50% due 10/22/97                                          8,503,345
  4,850,000   SP-1+    Vacaville California Unified School District
                        4.25% due 6/30/98                                           4,862,046
 10,000,000   SP-1+    Ventura County California TRAN 4.50% due 7/1/98             10,043,093
------------- -------- -------------------------------------------------- -------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $1,503,675,407**)                              $1,503,675,407
------------- -------- -------------------------------------------------- -------------------

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Variable rate obligation payable at par on demand on the date indicated.
(d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
 [dbldag] Security has not been rated by either Moody's Investors Services or Standard & Poor's. However, the Board of Directors has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
** Aggregate cost for Federal income tax purposes is substantially the same.

     See page 11 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.
10

Bond Ratings


AAA     --   Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.

--------------------------------------------------------------------------------
Short-Term Securities Ratings

SP-1     --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2      --   Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --   Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1    --   Moody's highest rate for short-term municipal obligations.
NR       --   Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

--------------------------------------------------------------------------------
Security Descriptions

ABAG     --   Association of Bay Area
               Governments
AIG      --   American International Guaranty
AMBAC    --   American Municipal Bond
               Assurance Corporation
BAN      --   Bond Anticipation Notes
BIG      --   Bond Investors Guaranty
CGIC     --   Capital Guaranty Insurance
               Company
CHFCLI   --   California Health Facility
               Construction Loan Insurance
CONNIE   --   College Construction Loan
 LEE           Insurance Association
COP      --   Certificate of Participation
CSD      --   Central School District
EDA      --   Economic Development Authority
ETM      --   Escrowed To Maturity
FGIC     --   Financial Guaranty Insurance
               Company
FHA      --   Federal Housing Administration
FHLMC    --   Federal Home Loan Mortgage
               Corporation
FLAIRS   --   Floating Adjustable Interest
               Rate Securities
FNMA     --   Federal National Mortgage
               Association
FRTC     --   Floating Rate Trust Certificates
FSA      --   Federal Savings Association
GIC      --   Guaranteed Investment Contract
GNMA     --   Government National
               Mortgage Association
GO       --   General Obligation
HDC      --   Housing Development Corporation
HFA      --   Housing Finance Authority
IDA      --   Industrial Development Authority
IDB      --   Industrial Development Board
IDR      --   Industrial Development Revenue
INFLOS   --   Inverse Floaters
LOC      --   Letter of Credit
MBIA     --   Municipal Bond Investors
               Assurance Corporation
MUD      --   Municipal Utilities District
MVRICS   --   Municipal Variable Rate
               Inverse Coupon Security
PART     --   Partnership Structure
PCR      --   Pollution Control Revenue
RAN      --   Revenue Anticipation Notes
RAW      --   Revenue Anticipation Warrants
RIBS     --   Residual Interest Bonds
RITES    --   Residual Interest Tax-Exempt
               Securities
SWAP     --   Swap Structure
TAN      --   Tax Anticipation Notes
TECP     --   Tax Exempt Commercial Paper
TOB      --   Tender Option Bond Structure
TRAN     --   Tax and Revenue Anticipation
               Notes
UFSD     --   Unified Free School District
UHSD     --   Unified High School District
USD      --   Unified School District
VA       --   Veterans Administration
VRWE     --   Variable Rate Wednesday Demand

Statement of Assets and Liabilities (unaudited)      September 30, 1997


ASSETS:
 Investments, at amortized cost                                $1,503,675,407
 Cash                                                                 115,375
 Interest receivable                                               10,948,822
-----------------------------------------------------------    --------------
 Total Assets                                                   1,514,739,604
-----------------------------------------------------------    --------------
LIABILITIES:
 Payable for securities purchased                                  11,400,000
 Dividends payable                                                  2,059,626
 Management fees payable                                              617,250
 Distribution fees payable                                             53,307
 Deferred compensation payable                                         22,000
 Accrued expenses                                                     128,810
-----------------------------------------------------------    --------------
 Total Liabilities                                                 14,280,993
-----------------------------------------------------------    --------------
Total Net Assets                                               $1,500,458,611
-----------------------------------------------------------    --------------
NET ASSETS:
 Par value of shares of beneficial interest                    $    1,500,759
 Capital paid in excess of par value                            1,499,164,782
 Accumulated net realized loss from security transactions            (206,930)
-----------------------------------------------------------    --------------
Total Net Assets                                               $1,500,458,611
-----------------------------------------------------------    --------------
Shares Outstanding:
 Class A                                                        1,500,161,544
-----------------------------------------------------------    --------------
 Class Y                                                              597,178
-----------------------------------------------------------    --------------
Net Asset Value, per class                                     $         1.00
-----------------------------------------------------------    --------------

                       See Notes to Financial Statements.
12

Statement of Operations (unaudited)

For the Six Months Ended September 30, 1997

INVESTMENT INCOME:
 Interest                                                      $26,529,030
-----------------------------------------------------------    -----------
EXPENSES:
 Management fees (Note 4)                                        3,632,267
 Distribution fees (Note 4)                                        724,959
 Shareholder and system servicing fees                             191,941
 Custody                                                            20,947
 Shareholder communications                                         19,456
 Registration fees                                                  17,508
 Audit and legal                                                    14,191
 Trustees' fees                                                      4,750
 Other                                                               9,194
-----------------------------------------------------------    -----------
 Total Expenses                                                  4,635,213
-----------------------------------------------------------    -----------
Net Investment Income                                           21,893,817
-----------------------------------------------------------     -----------
Net Realized Loss From Security Transactions                      (20,365)
-----------------------------------------------------------    -----------
Increase in Net Assets From Operations                         $21,873,452
-----------------------------------------------------------    -----------

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended September 30, 1997 (unaudited) and the Year Ended March 31, 1997

                                          September 30          March 31
                                         ------------------  -------------------
OPERATIONS:
 Net investment income                    $     21,893,817    $     36,945,970
 Net realized gain (loss)                          (20,365)             94,245
---------------------------------------   ----------------    ----------------
 Increase in Net Assets From Operations         21,873,452          37,040,215
---------------------------------------   ----------------    ----------------
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 3):
 Net investment income                         (21,893,817)        (36,945,970)
---------------------------------------   ----------------    ----------------
 Decrease in Net Assets From
   Distributions to Shareholders               (21,893,817)        (36,945,970)
---------------------------------------   ----------------    ----------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares            3,314,959,417       5,459,002,289
 Net asset value of shares issued
   for reinvestment of dividends                20,854,505          36,681,668
 Cost of shares reacquired                  (3,242,887,232)     (5,434,040,102)
---------------------------------------   ----------------    ----------------
 Increase in Net Assets From
   Fund Share Transactions                      92,926,690          61,643,855
---------------------------------------   ----------------    ----------------
Increase in Net Assets                          92,906,325          61,738,100
NET ASSETS:
 Beginning of period                         1,407,552,286       1,345,814,186
---------------------------------------   ----------------    ----------------
 End of period                            $  1,500,458,611    $  1,407,552,286
---------------------------------------   ----------------    ----------------

                       See Notes to Financial Statements.
14

Notes to Financial Statements (unaudited)

  1. SIGNIFICANT ACCOUNTING POLICIES

  The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, National, Ohio, Pennsylvania, Limited Term and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

  The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $93,181 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  2. PORTFOLIO CONCENTRATION

  Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

  3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS
  The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

  Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

  4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS
  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Portfolio pays SBMFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion; and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

     All officers and one Trustee of the Fund are employees of SB.

  5. CAPITAL LOSS CARRYFORWARDS
  At March 31, 1997, the Portfolio had, for Federal income tax purposes, $186,565 of unused loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                         1999     2000     2001     2002    2003       2004
                       -------   ------   -------   ----    ------   -------
Carryforward Amounts   $54,568   $8,714   $82,684   $800    $1,435   $38,364
--------------------   -------   ------   -------   ----    ------   -------

  6. SHARES OF BENEFICIAL INTEREST

  At September 30, 1997, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

  Transactions in shares of the Portfolio were as follows:

                                   Six Months Ended        Year Ended
                                  September 30, 1997     March 31, 1997*
-------------------------------------------------------------------------
Class A
Shares sold                        3,291,716,817            5,431,750,939
Shares issued on reinvestment         20,807,346               36,658,302
Shares redeemed                   (3,212,789,689)          (5,414,170,348)
-------------------------------   --------------           --------------
Net Increase                          99,734,474               54,238,893
-------------------------------   --------------           --------------
Class Y
Shares sold                           23,242,600               27,251,350
Shares issued on reinvestment             47,159                   23,366
Shares redeemed                      (30,097,543)             (19,869,754)
-------------------------------   --------------           --------------
Net Increase (Decrease)               (6,807,784)               7,404,962
-------------------------------   --------------           --------------

* For Class Y shares, transactions are for the period from July 19, 1996 (inception date) to March 31, 1997.

  At September 30, 1997, total paid-in capital amounted to the following for each class:

                             Class A          Class Y
------------------------------------------------------
Total Paid-in Capital      $1,500,068,363     $597,178
-----------------------    --------------     --------

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each period:



Class A Shares                        1997(1)              1997       1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                 $1.00               $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------
 Net investment income (2)            0.015               0.028       0.032       0.026       0.018       0.021
 Dividends from
   net investment income             (0.015)             (0.028)     (0.032)     (0.026)     (0.018)     (0.021)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $1.00               $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------
Total Return                           1.52% [dbldag]      2.79%       3.22%       2.66%       1.84%       2.05%
---------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)           $1,500              $1,400      $1,346        $953        $190        $160
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses (2)                          0.64% +             0.67%       0.64%       0.61%       0.64%       0.67%
 Net investment income                 3.01 +              2.75        3.15        3.02        1.82        2.05
---------------------------------------------------------------------------------------------------------------
Class Y Shares                         1997(1)             1997(3)
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                 $1.00               $1.00
---------------------------------------------------------------------------------------------------------------
 Net investment income                0.016               0.020
 Dividends from
   net investment income             (0.016)             (0.020)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $1.00               $1.00
---------------------------------------------------------------------------------------------------------------
Total Return[dbldag]                   1.57%               2.04%
---------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)             $0.5                  $8
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                              0.54%               0.56%
 Net investment income                 3.01                2.77
---------------------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 1997 (unaudited).

(2) The manager waived all or part of its fees for the years ended March 31, 1996 and March 31, 1995. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:


                  Per Share Decreases     Expense Ratios
                   to Net Investment       Without Fee
                         Income               Waivers
                  --------------------   ----------------
                    1996        1995      1996      1995
                   ------      ------     ----      ----
  Class A          $0.000*     $0.002     0.65%     0.63%

(3) For the period July 19, 1996 (inception date) to March 31, 1997.
 *  Amount represents less than $0.001 per share.
 [dbldag]  Total return is not annualized, as the result may not be representative of the total return for the year.
 +  Annualized.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

[BACK COVER]


SMITH BARNEY

A Member of Travelers Group


Smith Barney
Muni Funds

Trustees
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl, Emeritus

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney, Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - California Money Market Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolios investment policies and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013

FD0805 11/97